                               CREDIT AGREEMENT

                            Dated as of May 1, 2000

                                     Among

                                  AROC INC.,
                                 as Borrower,

                            ALLIANCE RESOURCES PLC,
                                DIFCO LIMITED,
                        ALLIANCE RESOURCES GROUP, INC.,
                            SOURCE PETROLEUM, INC.,
                              AROC (TEXAS), INC.,
                        ALLIANCE RESOURCES (USA), INC.,
                         LATEX PETROLEUM CORPORATION,
                           GERMANY OIL COMPANY, and
                        ST. MARTINVILLE PARTNERS, LTD.
                                 as Guarantors

                        TORONTO DOMINION (TEXAS), INC.
                                   as Agent,

                                      and

                         THE LENDERS SIGNATORY HERETO


             $35,000,000 Senior Secured Revolving Credit Facility

                 --------------------------------------------

                          TD SECURITIES (USA), INC.,
                                  as Arranger

                               TABLE OF CONTENTS
                               -----------------

                                                                                               Page
                                                                                               ----
ARTICLE I

    Definitions and Accounting Matters

    Section 1.01  Terms Defined Above........................................................  -2-
                  -------------------
    Section 1.02  Certain Defined Terms......................................................  -2-
                  ---------------------
    Section 1.03  Accounting Terms and Determinations........................................ -17-
                  -----------------------------------

ARTICLE II

    Commitments

    Section 2.01  Loans and Letters of Credit................................................ -17-
                  ---------------------------
    Section 2.02  Borrowings, Continuations and Conversions, Letters of Credit............... -18-
                  ------------------------------------------------------------
    Section 2.03  Changes of Commitments..................................................... -20-
                  ----------------------
    Section 2.04  Fees....................................................................... -20-
                  ----
    Section 2.05  Several Obligations........................................................ -21-
                  -------------------
    Section 2.06  Notes...................................................................... -21-
                  -----
    Section 2.07  Prepayments................................................................ -21-
                  -----------
    Section 2.08  Borrowing Base............................................................. -23-
                  --------------
    Section 2.09  Assumption of Risks........................................................ -24-
                  -------------------
    Section 2.10  Obligation to Reimburse and to Prepay...................................... -25-
                  -------------------------------------
    Section 2.11  Lending Offices............................................................ -27-
                  ---------------

ARTICLE III

    Payments of Principal and Interest

    Section 3.01  Repayment of Loans......................................................... -27-
                  ------------------
    Section 3.02  Interest................................................................... -27-
                  --------

ARTICLE IV

    Payments; Pro Rata Treatment; Computations; Etc.

    Section 4.01  Payments................................................................... -28-
                  --------
    Section 4.02  Pro Rata Treatment......................................................... -29-
                  ------------------
    Section 4.03  Computations............................................................... -29-
                  ------------
    Section 4.04  Non-receipt of Funds by the Agent.......................................... -29-
                  ---------------------------------
    Section 4.05  Set-off, Sharing of Payments, Etc.......................................... -29-
                  ----------------------------------
    Section 4.06  Taxes...................................................................... -30-
                  -----

ARTICLE V

    Capital Adequacy

    Section 5.01  Additional Cost............................................................ -33-
                  ---------------
    Section 5.02  Limitation on LIBOR Loans.................................................. -35-
                  -------------------------
    Section 5.03  Illegality................................................................. -35-
                  ----------
    Section 5.04  Base Rate Loans Pursuant to Sections 5.01, 5.02 and 5.03................... -35-
                  --------------------------------------------------------
    Section 5.05  Compensation............................................................... -36-
                  ------------
    Section 5.06  Replacement Lenders........................................................ -36-
                  -------------------

ARTICLE VI

    Conditions Precedent

    Section 6.01  Initial Funding............................................................ -37-
                  ---------------
    Section 6.02  Initial and Subsequent Loans and Letters of Credit......................... -39-
                  --------------------------------------------------
    Section 6.03  Conditions Precedent for the Benefit of Lenders............................ -40-
                  -----------------------------------------------
    Section 6.04  No Waiver.................................................................. -40-
                  ---------

ARTICLE VII

    Representations and Warranties

    Section 7.01  Corporate Existence........................................................ -40-
                  -------------------
    Section 7.02  Financial Condition........................................................ -40-
                  -------------------
    Section 7.03  Litigation................................................................. -41-
                  ----------
    Section 7.04  No Breach.................................................................. -41-
                  ---------
    Section 7.05  Authority.................................................................. -41-
                  ---------
    Section 7.06  Approvals.................................................................. -42-
                  ---------
    Section 7.07  Use of Loans............................................................... -42-
                  ------------
    Section 7.08  ERISA...................................................................... -42-
                  -----
    Section 7.09  Taxes...................................................................... -43-
                  -----
    Section 7.10  Titles, etc................................................................ -43-
                  -----------
    Section 7.11  No Material Misstatements.................................................. -44-
                  -------------------------
    Section 7.12  Investment Company Act..................................................... -44-
                  ----------------------
    Section 7.13  Public Utility Holding Company Act......................................... -44-
                  ----------------------------------
    Section 7.14  Subsidiaries............................................................... -44-
                  ------------
    Section 7.15  Location of Business and Offices........................................... -44-
                  --------------------------------
    Section 7.16  Defaults................................................................... -44-
                  --------
    Section 7.17  Environmental Matters...................................................... -45-
                  ---------------------
    Section 7.18  Compliance with the Law.................................................... -46-
                  -----------------------
    Section 7.19  Insurance.................................................................. -46-
                  ---------
    Section 7.20  Hedging Agreements......................................................... -46-
                  ------------------
    Section 7.21  Restriction on Liens....................................................... -47-
                  --------------------
    Section 7.22  Material Agreements........................................................ -47-
                  -------------------
    Section 7.23  Gas Imbalances............................................................. -47-
                  --------------

ARTICLE VIII

    Affirmative Covenants
    Section 8.01  Reporting Requirements..................................................... -48-
                  ----------------------
    Section 8.02  Litigation................................................................. -49-
                  ----------
    Section 8.03  Maintenance, Etc........................................................... -50-
                  -----------------
    Section 8.04  Environmental Matters...................................................... -51-
                  ---------------------
    Section 8.05  Further Assurances......................................................... -51-
                  ------------------
    Section 8.06  Performance of Obligations................................................. -52-
                  --------------------------
    Section 8.07  Engineering Reports........................................................ -52-
                  -------------------
    Section 8.08  Title Information.......................................................... -53-
                  -----------------
    Section 8.09  Additional Collateral...................................................... -54-
                  ---------------------
    Section 8.10  ERISA Information and Compliance........................................... -54-
                  --------------------------------
    Section 8.11  Hedging Agreements for East Irish Sea Properties........................... -55-
                  ------------------------------------------------
    Section 8.12  East Irish Sea Properties Consents......................................... -55-
                  ----------------------------------

ARTICLE IX

    Negative Covenants

    Section 9.01  Debt....................................................................... -55-
                  ----
    Section 9.02  Liens...................................................................... -56-
                  -----
    Section 9.03  Investments, Loans and Advances............................................ -56-
                  -------------------------------
    Section 9.04  Dividends, Distributions and Redemptions................................... -57-
                  ----------------------------------------
    Section 9.05  Sales and Leasebacks....................................................... -57-
                  --------------------
    Section 9.06  Nature of Business......................................................... -57-
                  ------------------
    Section 9.07  Limitation on Leases....................................................... -57-
                  --------------------
    Section 9.08  Mergers, Etc............................................................... -57-
                  -------------
    Section 9.09  Proceeds of Notes and Letters of Credit.................................... -57-
                  ---------------------------------------
    Section 9.10  ERISA Compliance........................................................... -58-
                  ----------------
    Section 9.11  Sale or Discount of Receivables............................................ -59-
                  -------------------------------
    Section 9.12  Current Ratio.............................................................. -59-
                  -------------
    Section 9.13  Tangible Net Worth......................................................... -59-
                  ------------------
    Section 9.14  Interest Coverage Ratio.................................................... -59-
                  -----------------------
    Section 9.15  G & A Expenses............................................................. -60-
                  --------------
    Section 9.16  Sale of Oil and Gas Properties............................................. -60-
                  ------------------------------
    Section 9.17  Environmental Matters...................................................... -60-
                  ---------------------
    Section 9.18  Transactions with Affiliates............................................... -60-
                  ----------------------------
    Section 9.19  Subsidiaries............................................................... -60-
                  ------------
    Section 9.20  Negative Pledge Agreements................................................. -60-
                  --------------------------
    Section 9.21  Gas Imbalances, Take-or-Pay or Other Prepayments........................... -60-
                  ------------------------------------------------
    Section 9.22  Subordinated Debt.......................................................... -61-
                  -----------------

ARTICLE X


    Events of Default; Remedies

    Section 10.01  Events of Default.......................................................... -61-
                   -----------------
    Section 10.02  Remedies................................................................... -63-
                   --------

ARTICLE XI

    The Agent

    Section 11.01  Appointment, Powers and Immunities......................................... -63-
                   ----------------------------------
    Section 11.02  Reliance by Agent.......................................................... -64-
                   -----------------
    Section 11.03  Defaults................................................................... -64-
                   --------
    Section 11.04  Rights as a Lender......................................................... -64-
                   ------------------
    Section 11.05  INDEMNIFICATION............................................................ -65-
                   ---------------
    Section 11.06  Non-Reliance on Agent and other Lenders.................................... -65-
                   ---------------------------------------
    Section 11.07  Action by Agent............................................................ -65-
                   ---------------
    Section 11.08  Resignation or Removal of Agent............................................ -66-
                   -------------------------------

ARTICLE XII

    Miscellaneous

    Section 12.01  Waiver..................................................................... -66-
                   ------
    Section 12.02  Notices.................................................................... -66-
                   -------
    Section 12.03  Payment of Expenses, Indemnities, etc...................................... -67-
                   -------------------------------------
    Section 12.04  Amendments, Etc............................................................ -69-
                   ---------------
    Section 12.05  Successors and Assigns..................................................... -69-
                   ----------------------
    Section 12.06  Assignments and Participations............................................. -69-
                   ------------------------------
    Section 12.07  Invalidity................................................................. -71-
                   ----------
    Section 12.08  Counterparts............................................................... -71-
                   ------------
    Section 12.09  References; Use of Word "Including"........................................ -71-
                   -----------------------------------
    Section 12.10  Survival................................................................... -71-
                   --------
    Section 12.11  Captions................................................................... -72-
                   --------
    Section 12.12  NO ORAL AGREEMENTS......................................................... -72-
                   ------------------
    Section 12.13  GOVERNING LAW; SUBMISSION TO JURISDICTION.................................. -72-
                   -----------------------------------------
    Section 12.14  Interest................................................................... -73-
                   --------
    Section 12.15  Confidentiality............................................................ -74-
                   ---------------
    Section 12.16  Disposition of Proceeds.................................................... -75-
                   -----------------------

ANNEXES, EXHIBITS AND SCHEDULES

Annex I       - List of Percentage Shares and Maximum Revolving Credit Amounts

Exhibit A     - Form of Note
Exhibit B     - Form of Borrowing, Continuation and Conversion Request
Exhibit C     - Form of Compliance Certificate
Exhibit D     - List of Security Instruments
Exhibit E     - Form of Assignment Agreement
Exhibit F     - Initial Reserve Report

Schedule 6.01(l) - Corporate and Financial Restructuring
Schedule 7.02 - Liabilities
Schedule 7.03 - Litigation
Schedule 7.09 - Taxes
Schedule 7.10 - Titles, etc.
Schedule 7.14 - Subsidiaries and Partnerships
Schedule 7.17 - Environmental Matters
Schedule 7.19 - Insurance
Schedule 7.20 - Hedging Agreements
Schedule 7.22 - Material Agreements
Schedule 7.23 - Gas Imbalances
Schedule 9.01 - Debt
Schedule 9.02 - Liens
Schedule 9.03 - Investments, Loans and Advances

          THIS CREDIT AGREEMENT dated as of May 1, 2000 is among AROC INC., a corporation formed under the laws of the State of Delaware (the "Borrower");
                                                                 --------
ALLIANCE RESOURCES PLC, a public limited company incorporated under the laws of England and Wales ("Alliance PLC"), DIFCO LIMITED, a private limited company
                    ------------
incorporated under the laws of England and Wales ("Difco"), ALLIANCE RESOURCES
                                                   -----
GROUP, INC., a Delaware corporation ("Alliance Group"), SOURCE PETROLEUM, INC.,
                                      --------------
a Louisiana corporation ("Source"), AROC (TEXAS), INC., a Texas corporation
                          ------
("AROC Texas"), ALLIANCE RESOURCES (USA), INC., a Delaware corporation
------------
("Alliance USA"), LATEX PETROLEUM CORPORATION, an Oklahoma corporation ("LPC"),
--------------                                                           ---
and GERMANY OIL COMPANY, a Delaware corporation ("GOC"), ST. MARTINVILLE
                                                  ---
PARTNERS, LTD., a Texas limited partnership ("St. Martinville"); Alliance PLC,
                                              ---------------
Difco, Alliance Group, Source, AROC Texas, Alliance USA, LPC, and GOC collectively, the "Guarantors"; the Borrower and the Guarantors collectively,
                   ----------
the "Obligors") each of the lenders that is a signatory hereto or which becomes
     --------
a signatory hereto as provided in Section 12.06 (individually, together with its successors and assigns, a "Lender" and, collectively, the "Lenders"); and
                           ------                          -------
TORONTO DOMINION (TEXAS), INC., a Delaware corporation (in its individual capacity, "TD TEXAS"), as agent for the Lenders (in such capacity, together with
           --------
its successors in such capacity, the "Agent").
                                      -----

                                R E C I T A L S
                                ---------------

     A. Bank of America, N.A., individually as the sole lender and as agent ("B of A"), and certain of the Guarantors executed that certain Third Amended
--------
and Restated Credit Agreement dated as of October 26, 1998 (as amended, the "Prior Credit Agreement"), pursuant to which B of A agreed to make loans to and
-----------------------
extensions of credit on behalf of such Guarantors, as evidenced by a promissory note of such Guarantors issued pursuant to the Prior Credit Agreement, which note and other indebtedness, obligations and liabilities of such Guarantors under the Prior Credit Agreement (the "Prior Debt") was secured by various
                                       ----------
security documents.

     B. The Obligors, B of A, and the Agent have executed that certain Assignment of Notes, Documents and Liens dated as of even date herewith ("Assignment of Notes, Documents and Liens"), pursuant to which, with the
------------------------------------------
consent of the Obligors, B of A assigned to the Agent all of its rights, titles and interests in and to the Prior Credit Agreement, the promissory note executed thereunder and such security documents and the liens and security interests created thereby.

     C. The Borrower, pursuant to that certain Assumption of Debt and Consent Agreement dated as of even date herewith ("Assumption Agreement") agreed to
                                           --------------------
assume, and promised to pay and discharge all indebtedness, obligations and liabilities of the such Guarantors under the Prior Credit Agreement and the promissory note executed thereunder.

     D. The Borrower has requested that the Agent and the Lenders amend, extend and rearrange all of the Prior Debt and provide certain loans to and extensions of credit on behalf of the Borrower.

     E. The Agent and the Lenders have agreed to amend, extend and rearrange the Prior Debt and to make such loans and extensions of credit subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained and of the loans, extensions of credit and commitments hereinafter referred to, the parties hereto agree to amend and restate the Prior Credit Agreement as follows:

                                   ARTICLE I

                      Definitions and Accounting Matters

          Section 1.01  Terms Defined Above.  As used in this Agreement, the
                        -------------------
terms "Agent," "Alliance Group," "Alliance PLC," "Alliance USA," "AROC Texas,"
       -----    --------------    ------------    ------------    ----------
"Assignment of Notes, Documents and Liens,""Assumption Agreement," "BofA,"
-----------------------------------------   --------------------    ----
"Borrower," "Difco," "GOC," "Guarantor," "Guarantors," "Lender," "Lenders,"
---------    -----    ---    ---------    ----------    ------    -------
"LPC," "Obligors," "Prior Debt," "Prior Credit Agreement," "St. Martinville,"
 ---    --------    ----------    ----------------------    ---------------
"Source," and "TD TEXAS" shall have the meanings indicated above.
-------        --------

          Section 1.02  Certain Defined Terms.  As used herein, the following
                        ---------------------
terms shall have the following meanings (all terms defined in this Article I or in other provisions of this Agreement in the singular to have equivalent meanings when used in the plural and vice versa):
                                     ---- -----

     "Acquisitions" means the acquisitions of certain Oil and Gas Properties or
      ------------
limited partnership interests by AROC Texas contemplated under certain Purchase and Sale Agreements dated as of April 30, 2000 entered into by and between the Borrower and the following parties: (i) Mountaineer Limited Partnership; (ii) EnCap Equity 1994 Limited Partnership, (iii) EnCap Equity 1996 Limited Partnership, and (iv) Energy Capital Investment Company PLC and ECIC Corporation.

     "Additional Costs" shall have the meaning assigned such term in Section
      ----------------
5.01(a).

     "Affected Loans" shall have the meaning assigned such term in Section 5.04.
      --------------

     "Affiliate" of any Person shall mean (i) any Person directly or indirectly
      ---------
controlled by, controlling or under common control with such first Person, (ii) any director or officer of such first Person or of any Person referred to in clause (i) above and (iii) if any Person in clause (i) above is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. For purposes of this definition, any Person which owns directly or indirectly 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to "control" (including, with its correlative meanings, "controlled by" and "under
--------                                              -------------       -----
common control with") such corporation or other Person.
-------------------

     "Agreement" shall mean this Credit Agreement, as the same may from time to
      ---------
time be amended or supplemented.

     "Aggregate Maximum Revolving Credit Amounts" at any time shall equal the
      ------------------------------------------
sum of the Maximum Revolving Credit Amounts of the Lenders ($35,000,000), as the same may be reduced pursuant to Section 2.03(b).

     "Aggregate Revolving Credit Commitments" at any time shall equal the amount
      --------------------------------------
calculated in accordance with Section 2.03.

     "Applicable Lending Office" shall mean, for each Lender and for each Type
      -------------------------
of Loan, the lending office of such Lender (or an Affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or such other offices of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to the Agent and the Borrower as the office by which its Loans of such Type are to be made and maintained.

     "Applicable Margin" shall mean the applicable per annum percentage set
      -----------------
forth at the appropriate intersection in the table shown below, based on the Borrowing Base Utilization as in effect from time to time:

     ------------------------------------------------------------------
       Borrowing Base Utilization                Applicable Margin
     ------------------------------------------------------------------
                                        LIBOR Loans   Base Rate Loans
     ------------------------------------------------------------------
       Less than 50%                       1.75%            0.25%
     ------------------------------------------------------------------
       Greater than or equal to 50%,       2.00%            0.50%
       but less than 75%
     ------------------------------------------------------------------
       Greater than or equal to 75%,       2.25%            0.75%
       but less than 90%
     ------------------------------------------------------------------
       Greater than or equal to 90%        2.50%            1.00%
     ------------------------------------------------------------------

;provided, however, at any time that the Interest Coverage Ratio is less than
 --------  -------
3.00 to 1.00, "Applicable Margin" shall mean the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Borrowing Base Utilization as in effect from time to time:

     ------------------------------------------------------------------
       Borrowing Base Utilization             Applicable Margin
     ------------------------------------------------------------------
                                        LIBOR Loans   Base Rate Loans
       Less than 50%                       2.25%            0.75%
     ------------------------------------------------------------------
       Greater than or equal to 50%,       2.50%            1.00%
       but less than 75%
     ------------------------------------------------------------------
       Greater than or equal to 75%,       2.75%            1.25%
       but less than 90%
     ------------------------------------------------------------------
       Greater than or equal to 90%        3.00%            1.50%
     ------------------------------------------------------------------

;and further provided, however, at any time that a Borrowing Base Deficiency
     ----------------  -------
exists, "Applicable Margin" shall mean 4.50% for LIBOR Loans and 3.00% for Base Rate Loans.

Each change in the Applicable Margin resulting from a change in the Borrowing Base Utilization shall take effect on the day such change in the Borrowing Base Utilization occurs.

     "Assignment" shall have the meaning assigned such term in Section 12.06(b).
      ----------

     "Base Rate" shall mean, with respect to any Base Rate Loan, for any day,
      ---------
the higher of (i) the Federal Funds Rate for any such day plus 1/2 of 1% or (ii) the Prime Rate for such day. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

     "Base Rate Loans" shall mean Loans that bear interest at rates based upon
      ---------------
the Base Rate.

     "Borrowing Base" shall mean at any time an amount equal to the amount
      --------------
determined in accordance with Section 2.08.

     "Borrowing Base Deficiency" shall mean, and occur at any time when, the
      -------------------------
amount by which the aggregate outstanding principal amount of the Loans plus the LC Exposure exceeds the Borrowing Base, whether as the result of a redetermination, a scheduled reduction, or otherwise.

     "Borrowing Base Utilization" shall mean at any time, an amount equal to the
      --------------------------
quotient of (i) the aggregate principal amount of Loans outstanding plus LC Exposure, divided by (ii) the Borrowing Base.

     "Business Day" shall mean any day other than a day on which commercial
      ------------
banks are authorized or required to close in Houston, Texas or New York, New York and, where such term is used in the definition of "Quarterly Date" or if such day relates to a borrowing or continuation of, a payment or prepayment of principal of or interest on, or a conversion of or into, or the Interest Period for, a LIBOR Loan or a notice by the Borrower with respect to any such borrowing or continuation, payment, prepayment, conversion or Interest Period, any day which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

     "Change of Control"  means the occurrence of any of the following events:
      -----------------
(a) any Person or two or more Persons, other than the Company or any affiliate of the Company, acting as a group shall acquire beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act, and including holding proxies to vote for the election of directors other than proxies held by the Company's management or their designees to be voted in favor of persons nominated by the Company's Board of Directors) of 33% or more of the outstanding voting securities of the Company, measured by voting power (including both ordinary shares and any preferred stock or other equity securities entitling the holders thereof to vote with the holders of common stock in elections for directors of the Company), (b) the Company shall fail beneficially to own, directly or indirectly, 100% of the outstanding shares of voting capital stock of Alliance PLC, Alliance Group, Difco, Source, AROC (Texas), Alliance USA, LPC or GOC on a fully-diluted basis, (c) one-third or more of the directors of the Company shall consist of persons not nominated by the Company's Board of Directors (not including as Board nominees any directors which the Board is obligated to nominate pursuant to shareholders agreements, voting trust arrangements or similar arrangements) or (d) within three years of the Closing Date, the employment by the Company of John Keenan or Paul Fenemore terminates for any reason.

     "Closing Date" shall mean May 1, 2000.
      ------------

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time
      ----
to time and any successor statute.

     "Commitment" shall mean for any Lender, its Revolving Credit Commitment.
      ----------

     "Consolidated Net Income" shall mean with respect to the Borrower and its
      -----------------------
Consolidated Subsidiaries, for any period, the aggregate of the net income (or loss) of the Borrower and its Consolidated Subsidiaries after allowances for taxes for such period, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent
      --------
otherwise included therein) the following: (i) the net income of any Person in which the Borrower or any Consolidated Subsidiary has an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of the Borrower and its Consolidated Subsidiaries in accordance with GAAP), except to the extent of the amount of dividends or distributions actually paid in such period by such other Person to the Borrower or to a Consolidated Subsidiary, as the case may be; (ii) the net income (but not loss) of any Consolidated Subsidiary to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by that Consolidated Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument or Governmental Requirement applicable to such Consolidated Subsidiary, or is otherwise restricted or prohibited in each case determined in accordance with GAAP; (iii) the net income (or loss) of any Person acquired in a pooling-of-interests transaction for any period prior to the date of such transaction; (iv) any extraordinary gains or losses, including gains or losses attributable to Property sales not in the ordinary course of business; and (v) the cumulative effect of a change in accounting principles and any gains or losses attributable to writeups or write downs of assets.

     "Consolidated Subsidiaries" shall mean each Subsidiary of a Person (whether
      -------------------------
now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with GAAP.

     "Debt" shall mean, for any Person the sum of the following (without
      ----
duplication): (i) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes or other similar instruments (including principal, interest, fees and charges); (ii) all obligations of such Person (whether contingent or otherwise) in respect of bankers' acceptances, letters of credit, surety or other bonds and similar instruments; (iii) all obligations of such Person to pay the deferred purchase price of Property or services (other than for borrowed money); (iv) all obligations under leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases in respect of which such Person is liable (whether contingent or otherwise); (v) all obligations under operating leases which require such Person or its Affiliate to make payments over the term of such lease, including payments at termination, based on the purchase price or appraisal value of the Property subject to such lease plus a marginal interest rate, and used primarily as a financing vehicle for, or to monetize, such Property; (vi) all Debt (as described in the other clauses of this definition) and other obligations of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person;
(vii) all Debt (as described in the other clauses of this definition) and other obligations of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the debtor or obligations of others; (viii) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Debt or Property of others; (ix) obligations to deliver goods or services including Hydrocarbons in consideration of advance payments, except as permitted by Section 9.16 and disclosed by Section 8.07(c);
(x) obligations to pay for goods or services whether or not such goods or services are actually received or utilized by such Person; (xi) any capital stock of such Person in which such Person has a mandatory obligation to redeem such stock; (xii) any Debt of a Special Entity for which such Person is liable either by agreement or because of a Governmental Requirement; (xiii) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment; and (xiv) all obligations of such Person under Hedging Agreements.

     "Default" shall mean an Event of Default or an event which with notice or
      -------
lapse of time or both would become an Event of Default.

     "Dollars" and "$" shall mean lawful money of the United States of America.
      -------       -

     "East Irish Sea Properties" shall mean the Oil and Gas Properties owned by
      -------------------------
Difco Limited located in the East Irish Sea.

     "EBITDA" shall mean, for any period, the sum of Consolidated Net Income for
      ------
such period plus the following expenses or charges to the extent deducted from Consolidated Net Income in such period: interest, taxes, depreciation, depletion and amortization.

     "Effective Date" shall have the meaning assigned such term in Section
      --------------
12.16.

     "Engineering Reports" shall have the meaning assigned such term in Section
      -------------------
2.08.

     "Environmental Laws" shall mean any and all Governmental Requirements
      ------------------
pertaining to health or the environment in effect in any and all jurisdictions in which any Obligor or any Subsidiary is conducting or at any time has conducted business, or where any Property of any Obligor or any Subsidiary is located, including without limitation, the Oil Pollution Act of 1990 ("OPA"),
                                                                       ---
the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal
                                          ------
Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic
  ----
Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and other environmental conservation or protection laws. The term "oil" shall have the meaning specified in OPA, the terms "hazardous substance" and "release" (or "threatened release") have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") have the meanings specified in RCRA; provided, however, that (i) in the event either OPA, CERCLA or RCRA is
      --------  -------
amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and (ii) to the extent the laws of the state in which any Property of any Obligor or any Subsidiary is located establish a meaning for "oil," "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either OPA, CERCLA or RCRA, such broader meaning shall apply.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time and any successor statute.

     "ERISA Affiliate" shall mean each trade or business (whether or not
      ---------------
incorporated) which together with the Borrower or any Subsidiary would be deemed to be a "single employer" within the meaning of section 4001(b)(1) of ERISA or subsections (b), (c), (m) or (o) of section 414 of the Code.

     "ERISA Event" shall mean (i) a "Reportable Event" described in Section 4043
      -----------
of ERISA and the regulations issued thereunder, (ii) the withdrawal of the Borrower, any Subsidiary or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings to terminate a Plan by the PBGC or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

     "Event of Default" shall have the meaning assigned such term in Section
      ----------------
10.01.

     "Excepted Liens" shall mean:  (i) Liens for taxes, assessments or other
      --------------
governmental charges or levies not yet due or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained; (ii) Liens in connection with worker's compensation, unemployment insurance or other social security, old age pension or public liability obligations not yet due or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (iii) operators', vendors', carriers', warehousemen's, repairmen's, mechanics', workmen's, materialmen's, construction or other like Liens arising by operation of law in the ordinary course of business or incident to the exploration, development, operation and maintenance of Oil and Gas Properties or statutory landlord's liens, each of which is in respect of obligations that have not been outstanding more than 90 days or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been maintained in accordance with GAAP; (iv) any Liens reserved in leases or farmout agreements for rent or royalties and for compliance with the terms of the farmout agreements or leases in the case of leasehold estates, to the extent that any such Lien referred to in this clause does not materially impair the use of the Property covered by such Lien for the purposes for which such Property is held by any Obligor or any Subsidiary or materially impair the value of such Property subject thereto; (v) encumbrances (other than to secure the payment of borrowed money or the deferred purchase price of Property or services), easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any rights of way or other Property of any Obligor or any Subsidiary for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines for the removal of gas, oil, coal or other minerals or timber, and other like purposes, or for the joint or common use of real estate, rights of way, facilities and equipment, and defects, irregularities, zoning restrictions and deficiencies in title of any rights of way or other Property which in the aggregate do not materially impair the use of such rights of way or other Property for the purposes of which such rights of way and other Property are held by any Obligor or any Subsidiary or materially impair the value of such Property subject thereto; (vi) deposits of cash or securities to secure the performance of bids, trade contracts, leases, statutory obligations and other obligations of a like nature incurred in the ordinary course of business; and (vii) Liens permitted by the Security Instruments.

     "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded
      ------------------
upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with a member of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the date for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Agent on such day on such transactions as determined by the Agent.

     "Fee Letter" shall mean that certain letter agreement from TD Securities
      ----------
(USA), Inc. to the Borrower dated March 15, 2000 concerning certain fees in connection with this Agreement and any agreements or instruments executed in connection therewith, as the same may be amended or replaced from time to time.

     "Financial Statements" shall mean the financial statement or statements of
      --------------------
the Borrower and its Consolidated Subsidiaries described or referred to in
Section 7.02.

     "GAAP" shall mean generally accepted accounting principles in the United
      ----
States of America in effect from time to time.

     "Governmental Authority" shall include the country, the state, county, city
      ----------------------
and political subdivisions in which any Person or such Person's Property is located or which exercises valid jurisdiction over any such Person or such Person's Property, and any court, agency, department, commission, board, bureau or instrumentality of any of them including monetary authorities which exercises valid jurisdiction over any such Person or such Person's Property. Unless otherwise specified, all references to Governmental Authority herein shall mean a Governmental Authority having jurisdiction over, where applicable, any Obligor, their Subsidiaries or any of their Property or the Agent, any Lender or any Applicable Lending Office.

     "Governmental Requirement" shall mean any law, statute, code, ordinance,
      ------------------------
order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement (whether or not having the force of law), including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

     "Guarantor" shall mean each of  the parties named as "Guarantors" in the
      ---------
opening paragraph of this Agreement.

     "Guaranty Agreement" shall mean an agreement executed by a Guarantor in
      ------------------
form and substance satisfactory to the Agent guarantying, unconditionally, payment of the Indebtedness, as the same may be amended, modified or supplemented from time to time.

     "Hedging Agreements" shall mean any commodity, interest rate or currency
      ------------------
swap, cap, floor, collar, forward agreement or other exchange or protection agreements or any option with respect to any such transaction.

     "Highest Lawful Rate" shall mean, with respect to each Lender, the maximum
      -------------------
nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Notes or on other Indebtedness under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

     "Hydrocarbon Interests" shall mean all rights, titles, interests and
      ---------------------
estates now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature.

     "Hydrocarbons" shall mean oil, gas, casinghead gas, drip gasoline, natural
      ------------
gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom.

     "Indebtedness" shall mean any and all amounts owing or to be owing by the
      ------------
Borrower or any Subsidiary to the Agent, the Issuing Bank and/or the Lenders in connection with the Loan Documents, any Letter of Credit Agreements, any Hedging Agreements now or hereafter arising between the Borrower or any Subsidiary and any Lender or its Affiliate and permitted by the terms of this Agreement, and all renewals, extensions and/or rearrangements of any of the foregoing.

     "Indemnified Parties" shall have the meaning assigned such term in Section
      -------------------
12.03(a)(ii).

     "Indemnity Matters" shall mean any and all actions, suits, proceedings
      -----------------
(including any investigations, litigation or inquiries), claims, demands and causes of action made or threatened against a Person and, in connection therewith, all losses, liabilities, damages (including, without limitation, consequential damages) or reasonable costs and expenses of any kind or nature whatsoever incurred by such Person whether caused by the sole or concurrent negligence of such Person seeking indemnification.

     "Initial Funding" shall mean the funding of the initial Loans or issuance
      ---------------
of the initial Letters of Credit upon satisfaction of the conditions set forth in Sections 6.01 and 6.02.

     "Initial Reserve Report" shall mean collectively the reports, copies of
      ----------------------
which have been delivered to the Agent, as described in Exhibit F.
                                                        ---------

     "Interest Coverage Ratio" shall mean the ratio of (i) EBITDA for the four
      -----------------------
fiscal quarters ending on such date to (ii) cash interest payments made for such four fiscal quarters of the Borrower and its Consolidated Subsidiaries.

     "Interest Period" shall mean, with respect to any LIBOR Loan, the period
      ---------------
commencing on the date such LIBOR Loan is made and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Borrower may select as provided in Section 2.02 (or such longer period as may be requested by the Borrower and agreed to by the Majority Lenders), except that each Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.

     Notwithstanding the foregoing: (i) no Interest Period may end after the Revolving Credit Termination Date; (ii) no Interest Period for any LIBOR Loan may end after the due date of any installment, if any, provided for in Section
3.01 to the extent that such LIBOR Loan would need to be prepaid prior to the end of such Interest Period in order for such installment to be paid when due;
(iii) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and (iv) no Interest Period shall have a duration of less than one month and, if the Interest Period for any LIBOR Loans would otherwise be for a shorter period, such Loans shall not be available hereunder.

     "Issuing Bank" shall mean TD TEXAS or any other Lender agreed to between
      ------------
the Borrower and the Agent to issue Letters of Credit.

     "LC Commitment" at any time shall mean $1,000,000.
      -------------

     "LC Exposure" at any time shall mean the difference between (i) the
      -----------
aggregate face amount of all undrawn and uncancelled Letters of Credit plus the aggregate of all amounts drawn under all Letters of Credit and not yet reimbursed, minus (ii) the aggregate amount of all cash securing outstanding
            -----
Letters of Credit pursuant to Section 2.10(b).

     "Letter of Credit Agreements" shall mean the written agreements with the
      ---------------------------
Issuing Bank, as issuing lender for any Letter of Credit, executed in connection with the issuance by the Issuing Bank of the Letters of Credit, such agreements to be on the Issuing Bank's customary form for letters of credit of comparable amount and purpose as from time to time in effect or as otherwise agreed to by the Borrower and the Issuing Bank.

     "Letters of Credit" shall mean the letters of credit issued pursuant to
      -----------------
Section 2.01(b) and all reimbursement obligations pertaining to any such letters of credit, and "Letter of Credit" shall mean any one of the Letters of Credit and the reimbursement obligations pertaining thereto.

     "LIBOR" shall mean the rate per annum (rounded upwards, if necessary, to
      -----
the nearest 1/100 of 1%) of interest determined on the basis of the rate for deposits in Dollars for a period equal to the applicable Interest Period commencing on the first day of such Interest Period appearing on Dow Jones Market Service Page 3750 as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period. In the event that such rate does not appear on Dow Jones Market Service Page 3750, "LIBOR" shall be determined by the Agent to be the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) at which deposits in Dollars are offered by leading reference banks in the London interbank market to TD TEXAS at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period and in an amount substantially equal to the amount of the applicable Loan.

     "LIBOR Loans" shall mean Loans the interest rates on which are determined
      -----------
on the basis of rates referred to in the definition of "LIBOR Rate".

     "LIBOR Rate" shall mean, with respect to any LIBOR Loan, a rate per annum
      ----------
(rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Agent to be equal to the quotient of (i) LIBOR for such Loan for the Interest Period for such Loan divided by (ii) 1 minus the Reserve Requirement for such Loan for such Interest Period.

     "Lien" shall mean any interest in Property securing an obligation owed to,
      ----
or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (i) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (ii) production payments and the like payable out of Oil and Gas Properties. The term "Lien" shall include reservations,
                                         ----
exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purposes of this Agreement, each Obligor or any Subsidiary shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

     "Loan Documents" shall mean this Agreement, the Notes, all Letters of
      --------------
Credit, all Letter of Credit Agreements, the Fee Letter, the Assumption Agreement, the Subordination Agreement, and the Security Instruments.

     "Loans" shall mean the loans as provided for by Section 2.01(a).
      -----

     "LRI Merger" shall mean the merger of Alliance Resources (Delaware), Inc.
      ----------
with and into LaTex Resources, Inc., a Delaware corporation ("LRI") whereby
                                                              ---
Alliance PLC became the sole shareholder of LRI.

     "Majority Lenders" shall mean, at any time while no Loans are outstanding,
      ----------------
Lenders having at least sixty-six and two-thirds percent (66-2/3%) of the Aggregate Revolving Credit Commitments and, at any time while Loans are outstanding, Lenders holding at least sixty-six and two-thirds percent (66-2/3%) of the outstanding aggregate principal amount of the Loans (without regard to any sale by a Lender of a participation in any Loan under Section 12.06(c)).

     "Material Adverse Effect" shall mean any material and adverse effect on (i)
      -----------------------
the assets, liabilities, financial condition, business, operations or affairs of the Borrower and its Subsidiaries taken as a whole different from those reflected in the Financial Statements or from the facts represented or warranted in any Loan Document, or (ii) the ability of the Borrower and its Subsidiaries taken as a whole to carry out their business as at the Closing Date or as proposed as of the Closing Date to be conducted or meet their obligations under the Loan Documents on a timely basis, or (iii) the Agent's and the Lenders' interests in the collateral securing the Indebtedness, taken as a whole, or the Agents' or the Lenders' ability to enforce their rights and remedies under this Agreement or any other Loan Document, at law or in equity.

     "Maximum Revolving Credit Amount" shall mean, as to each Lender, the amount
      -------------------------------
set forth opposite such Lender's name on Annex I under the caption "Maximum
                                         -------
Revolving Credit Amounts" (as the same may be reduced pursuant to Section 2.03(b) pro rata to each Lender based on its

Percentage Share), as modified from time to time to reflect any assignments permitted by Section 12.06(b).

     "Mortgaged Property" shall mean the Property owned by the Obligors and
      ------------------
which is subject to the Liens existing and to exist under the terms of the Security Instruments.

     "Multiemployer Plan" shall mean a Plan defined as such in Section 3(37) or
      ------------------
4001(a)(3) of ERISA.

     "Notes" shall mean the Notes provided for by Section 2.06, together with
      -----
any and all renewals, extensions for any period, increases, rearrangements, substitutions or modifications thereof.

     "Oil and Gas Properties" shall mean Hydrocarbon Interests; the Properties
      ----------------------
now or hereafter pooled or unitized with Hydrocarbon Interests; all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority) which may affect all or any portion of the Hydrocarbon Interests; all operating agreements, contracts and other agreements which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests; all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, including all oil in tanks, the lands covered thereby and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; all tenements, hereditaments, appurtenances and Properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests; and all Properties, rights, titles, interests and estates described or referred to above, including any and all Property, real or personal, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs, automotive equipment or other personal property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

     "Old LaTex Payables" shall mean those current accounts payable of the
      ------------------
Borrower or its Consolidated Subsidiaries that meet one or more of the following tests and have been certified to the Agent by the Borrower as being an Old LaTex
Payable:

          (a) accounts payable the collection of which is barred by the applicable statute of limitations;

          (b) accounts payable the collection of which has been compromised or forgiven in part, in either case to the extent of the amount that has been compromised or forgiven; or

          (c) accounts payable in respect of which the indebtedness was incurred prior to the LRI Merger and where each of the following is true:
     (i) no payment has been made on an individual amount of indebtedness payable since the LRI Merger, (ii) no contact has been received by the applicable Obligor or Subsidiary from the applicable creditor since the LRI Merger pertaining to such payable due prior to the LRI Merger, or if such contact has been received such account is being diligently contested in good faith, (iii) no promise to pay such account has been made by the applicable Obligor or Subsidiary since the LRI Merger and (iv) no judgment has been obtained by, or settlement agreement entered into with, such creditor with respect to such indebtedness.

     "Other Taxes" shall have the meaning assigned such term in Section 4.06(b).
      -----------

     "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity
      ----
succeeding to any or all of its functions.

     "Percentage Share" shall mean the percentage of the Aggregate Revolving
      ----------------
Credit Commitment to be provided by a Lender under this Agreement as indicated on Annex I hereto, as modified from time to time to reflect any assignments
   -------
permitted by Section 12.06(b).

     "Person" shall mean any individual, corporation, company, voluntary
      ------
association, partnership, joint venture, trust, unincorporated organization or government or any agency, instrumentality or political subdivision thereof, or any other form of entity.

     "Plan" shall mean any employee pension benefit plan, as defined in Section
      ----
3(2) of ERISA, which (i) is currently or hereafter sponsored, maintained or contributed to by the Borrower, any Subsidiary or an ERISA Affiliate or (ii) was at any time during the preceding six calendar years sponsored, maintained or contributed to, by the Borrower, any Subsidiary or an ERISA Affiliate.

     "Post-Default Rate" shall mean, in respect of any principal of any Loan or
      -----------------
any other amount payable by the Borrower under this Agreement or any other Loan Document , a rate per annum during the period commencing on the date of occurrence of an Event of Default until such amount is paid in full or all Events of Default are cured or waived equal to 4% per annum above the Base Rate as in effect from time to time plus the Applicable Margin (if any), but in no event to exceed the Highest Lawful Rate; provided however, for a LIBOR Loan, the "Post-Default Rate" for such principal shall be, for the period commencing on
 -----------------
the date of occurrence of an Event of Default and ending on the earlier to occur of the last day of the Interest Period therefor or the date all Events of Default are cured or waived, 4% per annum above the interest rate for such Loan as provided in Section 3.02(a)(ii), but in no event to exceed the Highest Lawful Rate.

     "Preferred Stock" means the Series A Preferred Stock of Borrower issued in
      ---------------
connection with the transactions contemplated by (i) the Acquisitions and (ii) the Preferred Stock Agreement.

     "Preferred Stock Agreement" means that certain Preferred Stock Purchase
      -------------------------
Agreement dated as of May 1, 2000 by and among Borrower, Bank of America, N.A., EnCap Equity 1996 Limited Partnership, Energy Capital Investment Company PLC, El Paso Capital Investments, L.L.C., EF-II Holdings, LLC, Picosa Creek Limited Partnership, and EnCap Investments L.L.C.

     "Prime Rate" shall mean the rate of interest from time to time announced
      ----------
publicly by the Agent at the Principal Office as its prime commercial lending rate. Such rate is set by the Agent as a general reference rate of interest, taking into account such factors as the Agent may deem appropriate, it being understood that many of the Agent's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that the Agent may make various commercial or other loans at rates of interest having no relationship to such rate.

     "Principal Office" shall mean the principal office of the Agent, presently
      ----------------
located at 909 Fannin, Suite 1700, Houston, Texas 77010.

     "Property" shall mean any interest in any kind of property or asset,
      --------
whether real, personal or mixed, or tangible or intangible.

     "Quarterly Dates" shall mean the last day of each April, July, October, and
      ---------------
January in each year, the first of which shall be July 31, 2000; provided,
                                                                 --------
however, that if any such day is not a Business Day, such Quarterly Date shall
-------
be the next succeeding Business Day.

     "Redetermination Date" shall mean the date that the redetermined Borrowing
      --------------------
Base becomes effective subject to the notice requirements specified in Section 2.08(e) both for scheduled redeterminations and unscheduled redeterminations.

     "Regulation D" shall mean Regulation D of the Board of Governors of the
      ------------
Federal Reserve System (or any successor), as the same may be amended or supplemented from time to time.

     "Regulatory Change" shall mean, with respect to any Lender, any change
      -----------------
after the Closing Date in any Governmental Requirement (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of lenders (including such Lender or its Applicable Lending Office) of or under any Governmental Requirement (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof.

     "Required Payment" shall have the meaning assigned such term in Section
      ----------------
4.04.

     "Reserve Report" shall mean a report, in form and substance satisfactory to
      --------------
the Agent, setting forth, as of each May 1 (or such other date in the event of an unscheduled redetermination); (i) the oil and gas reserves attributable to the Guarantor's Oil and Gas Properties together with a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect thereto as of such date, based upon the pricing assumptions consistent with SEC reporting requirements at the time and (ii) such other information as the Agent may reasonably request. The term "Reserve Report" shall also include the information to be provided by the Borrower and the Guarantors setting forth the foregoing information as of November 1 of each year pursuant to Section 8.07(a).

     "Reserve Requirement" shall mean, for any Interest Period for any LIBOR
      -------------------
Loan, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the

Federal Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency liabilities" (as such term is used in Regulation
D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which LIBOR is to be determined as provided in the definition of "LIBOR" or (ii) any category of extensions of credit or other assets which include a LIBOR Loan.

     "Responsible Officer" shall mean, as to any Person, the Chief Executive
      -------------------
Officer, the President or any Vice President of such Person and, with respect to financial matters, the term "Responsible Officer" shall include the Chief Financial Officer of such Person. Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of the Borrower.

     "Revolving Credit Commitment" shall mean, for any Lender, its obligation to
      ---------------------------
make Loans and participate in the issuance of Letters of Credit as provided in
Section 2.01(b) up to the lesser of (i) such Lender's Maximum Revolving Credit Amount and (ii) such Lender's Percentage Share of the then effective Borrowing Base.

     "Revolving Credit Termination Date" shall mean the earlier to occur of (i)
      ---------------------------------
the third anniversary date of the Closing Date and (ii) the date that the Commitments are sooner terminated pursuant to Sections 2.03(b) or 10.02.

     "Scheduled Redetermination Date" shall have the meaning assigned such term
      ------------------------------
in Section 2.08(d).

     "SEC" shall mean the Securities and Exchange Commission or any successor
      ---
Governmental Authority.

     "Security Instruments" shall mean the agreements or instruments described
      --------------------
or referred to in Exhibit D, and any and all other agreements or instruments now
                  ---------
or hereafter executed and delivered by the Obligors or any other Person (other than participation or similar agreements between any Lender and any other lender or creditor with respect to any Indebtedness pursuant to this Agreement) in connection with, or as security for the payment or performance of, the Notes, this Agreement, or reimbursement obligations under the Letters of Credit, as such agreements may be amended, supplemented or restated from time to time.

     "Special Entity" shall mean any joint venture, limited liability company or
      --------------
partnership, general or limited partnership or any other type of partnership or company other than a corporation in which the Borrower or one or more of its other Subsidiaries is a member, owner, partner or joint venturer and owns, directly or indirectly, at least a majority of the equity of such entity or controls such entity, but excluding any tax partnerships that are not classified as partnerships under state law. For purposes of this definition, any Person which owns directly or indirectly an equity investment in another Person which allows the first Person to manage or elect managers who manage the normal activities of such second Person will be deemed to "control" such second Person (e.g. a sole general partner controls a limited partnership).
 ---

     "Subordinated Debt" shall mean the Debt owed by Borrower to EnCap Equity
      -----------------
1996 Limited Partnership, Energy Capital Investment Company PLC, and El Paso Capital Investments, LLC pursuant to the certain Purchase Agreement dated as of May 1, 2000.

     "Subordination Agreement" shall mean that certain Master Subordination
      -----------------------
Agreement dated as of even date herewith among EnCap Equity 1996 Limited Partnership, a Texas limited partnership, Energy Capital Investment Company Plc, an English investment company, El Paso Capital Investments, LLC, a Delaware limited liability company as, "Junior Creditor" and the Agent and the Lenders, as "Senior Creditors", as amended, supplemented, or otherwise modified.

     "Subsidiary" shall mean (i) any corporation of which at least a majority of
      ----------
the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Borrower or one or more of its Subsidiaries or by the Borrower and one or more of its Subsidiaries and (ii) any Special Entity. Unless otherwise indicated herein, each reference to the term "Subsidiary" shall mean a Subsidiary of the Borrower.

     "Tangible Net Worth" shall mean, as at any date, the sum of the following
      ------------------
for the Borrower and its Consolidated Subsidiaries determined (without duplication) in accordance with GAAP:

     (i) the amount of preferred stock and common stock at par plus the amount of surplus of the Borrower and its Consolidated Subsidiaries, plus
                                                                     ----

     (ii) the retained earnings (or, in the case of retained earnings deficit, minus the amount of such deficit), minus
-----                              -----

     (iii) the sum of the following: cost of treasury shares and the book value of all assets of the Borrower and its Consolidated Subsidiaries which should be classified as intangibles (without duplication of deductions in respect of items already deducted in arriving at surplus and retained earnings) but in any event including as such intangibles the following: goodwill, research and development costs, trademarks, trade names, copyrights, patents and franchises, unamortized debt discount and expense, all reserves and any writeup in the book value of assets resulting from a revaluation thereof or resulting from any changes in GAAP subsequent to April 30, 1999.

     "Taxes" shall have the meaning assigned such term in Section 4.06(a).
      -----

     "Transfer" shall mean any sale, assignment, farm-out, conveyance or other
      --------
transfer of any Oil and Gas Property, or any interest in any Oil and Gas Property (including, without limitation, any working interest, overriding royalty interest, production payments, net profits interest, royalty interest, or mineral fee interest) of any Guarantor, except for (i) the sale of Hydrocarbons in the ordinary course of business, (ii) the sale or transfer of equipment that is no longer necessary for the business of any Guarantor or is contemporaneously replaced by equipment of at least comparable value and use,
(iii) a transfer, within 180 days after the Closing Date, to Burlington Resources of the East Irish Sea Properties in exchange for Oil and Gas properties with a reasonably equivalent loan value situated in the United States of America and (iv) the sale of Oil and Gas Properties of any

Obligor for which value was given in the most recent Borrowing Base redetermination which in the aggregate have a fair market value of $500,000 or less.

     "Type" shall mean, with respect to any Loan, a Base Rate Loan or a LIBOR
      ----
Loan.

          Section 1.03  Accounting Terms and Determinations.  Unless otherwise
                        -----------------------------------
specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Agent or the Lenders hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the audited financial statements of the Borrower referred to in Section 7.02 (except for changes concurred with by the Borrower's independent public accountants).

                                  ARTICLE II

                                  Commitments

          Section 2.01   Loans and Letters of Credit.
                         ---------------------------

          (a)  Loans.  Each Lender severally agrees, on the terms and conditions
               -----
     of this Agreement, to make loans to the Borrower during the period from and including (i) the Closing Date or (ii) such later date that such Lender becomes a party to this Agreement as provided in Section 12.06(b), to and up to, but excluding, the Revolving Credit Termination Date in an aggregate principal amount at any one time outstanding up to, but not exceeding, the amount of such Lender's Revolving Credit Commitment as then in effect; provided, however, that the aggregate principal amount of all such Loans by
     --------  -------
     all Lenders hereunder at any one time outstanding together with the LC Exposure shall not exceed the Aggregate Revolving Credit Commitments. Subject to the terms of this Agreement, during the period from the Closing Date to and up to, but excluding, the Revolving Credit Termination Date, the Borrower may borrow, repay and reborrow the amount described in this
     Section 2.01(a).

          (b)  Letters of Credit.  During the period from and including the
               -----------------
     Closing Date to, but excluding, the Revolving Credit Termination Date, the Issuing Bank, as issuing bank for the Lenders, agrees to extend credit for the account of the Borrower or any Guarantor at any time and from time to time by issuing, renewing, extending or reissuing Letters of Credit; provided however, the LC Exposure at any one time outstanding shall not exceed the lesser of (i) the LC Commitment or (ii) the Aggregate Revolving Credit Commitments, as then in effect, minus the aggregate principal amount of all Loans then outstanding. The Lenders shall participate in such Letters of Credit according to their respective Percentage Shares. Each of the Letters of Credit shall (i) be issued by the Issuing Bank, (ii) contain such terms and provisions as are reasonably required by the Issuing Bank,
     (iii) be for the account of the Borrower or a Guarantor and (iv) expire not later than two (2) days before the Revolving Credit Termination Date.

          (c)  Limitation on Types of Loans.  Subject to the other terms and
               ----------------------------
     provisions of this Agreement, at the option of the Borrower, the Loans may be Base Rate Loans or LIBOR

     Loans; provided that, without the prior written consent of the Majority Lenders, no more than five LIBOR Loans may be outstanding at any time.

          Section 2.02   Borrowings, Continuations and Conversions, Letters of
                         -----------------------------------------------------
Credit.
------

          (a)  Borrowings.  The Borrower shall give the Agent (which shall
               ----------
     promptly notify the Lenders) advance notice as hereinafter provided of each borrowing hereunder, which shall specify (i) the aggregate amount of such borrowing, (ii) the Type and (iii) the date (which shall be a Business Day) of the Loans to be borrowed, and (iv) (in the case of LIBOR Loans) the duration of the Interest Period therefor.

          (b)  Minimum Amounts. If the initial borrowing consists in whole or in
               ---------------
     part of LIBOR Loans, such LIBOR Loans shall be in amounts of at least $500,000 or any whole multiple of $100,000 in excess thereof.

          (c)  Notices.  All borrowings, continuations and conversions shall
               -------
     require advance written notice to the Agent (which shall promptly notify the Lenders) in the form of Exhibit B (or telephonic notice promptly
                                 ---------
     confirmed by such a written notice), which in each case shall be irrevocable, from the Borrower to be received by the Agent not later than 11:00 a.m. Houston, Texas time at least one Business Day prior to the date of each Base Rate Loan borrowing and three Business Days prior to the date of each LIBOR Loan borrowing, continuation or conversion. Without in any way limiting the Borrower's obligation to confirm in writing any telephonic notice, the Agent may act without liability upon the basis of telephonic notice believed by the Agent in good faith to be from the Borrower prior to receipt of written confirmation. In each such case, the Borrower hereby waives the right to dispute the Agent's record of the terms of such telephonic notice except in the case of gross negligence or willful misconduct by the Agent.

          (d)  Continuation Options.  Subject to the provisions made in this
               --------------------
     Section 2.02(d), the Borrower may elect to continue all or any part of any LIBOR Loan beyond the expiration of the then current Interest Period relating thereto by giving advance notice as provided in Section 2.02(c) to the Agent (which shall promptly notify the Lenders) of such election, specifying the amount of such Loan to be continued and the Interest Period therefor. In the absence of such a timely and proper election, the Borrower shall be deemed to have elected to convert such LIBOR Loan to a Base Rate Loan pursuant to Section 2.02(e). All or any part of any LIBOR Loan may be continued as provided herein, provided that (i) any continuation of any such Loan shall be (as to each Loan as continued for an applicable Interest Period) in amounts of at least $500,000 or any whole multiple of $100,000 in excess thereof and (ii) no Default shall have occurred and be continuing. If a Default shall have occurred and be continuing, each LIBOR Loan shall be converted to a Base Rate Loan on the last day of the Interest Period applicable thereto.

          (e)  Conversion Options.  The Borrower may elect to convert all or any
               ------------------
     part of any LIBOR Loan on the last day of the then current Interest Period relating thereto to a Base Rate Loan by giving advance notice to the Agent (which shall promptly notify the Lenders) of such election. Subject to the provisions made in this Section 2.02(e), the Borrower may elect to convert all or any part of any Base Rate Loan at any time and from time to time to a LIBOR Loan by giving advance notice as provided in Section 2.02(c) to the Agent (which shall promptly notify the Lenders) of such election. All or any part of any outstanding Loan may be converted as provided herein, provided that (i) any conversion of any Base Rate Loan into a LIBOR Loan shall be (as to each such Loan into which there is a conversion for an applicable Interest Period) in amounts of at least $500,000 or any whole multiple of $100,000 in excess thereof and (ii) no Default shall have occurred and be continuing. If a Default shall have occurred and be continuing, no Base Rate Loan may be converted into a LIBOR Loan.

          (f)  Advances.  Not later than 11:00 a.m. Houston, Texas time on the
               --------
     date specified for each the borrowing hereunder, each Lender shall make available the amount of the Loan to be made by it on such date to the Agent, to an account which the Agent shall specify, in immediately available funds, for the account of the Borrower. The amounts so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by depositing the same, in immediately available funds, in an account of the Borrower, designated by the Borrower and maintained at the Principal Office.

          (g)  Letters of Credit.  The Borrower shall give the Issuing Bank
               -----------------
     (which shall promptly notify the Lenders of such request and their Percentage Share of such Letter of Credit) advance notice to be received by the Issuing Bank not later than 11:00 a.m. Houston, Texas time not less than three Business Days prior thereto of each request for the issuance, and at least ten Business Days prior to the date of the renewal or extension, of a Letter of Credit hereunder which request shall specify (i) the amount of such Letter of Credit, (ii) the date (which shall be a Business Day) such Letter of Credit is to be issued, renewed or extended,
     (iii) the duration thereof, (iv) the name and address of the beneficiary thereof, (v) the type of the Letter of Credit and (vi) such other information as the Issuing Bank may reasonably request, all of which shall be reasonably satisfactory to the Issuing Bank. Subject to the terms and conditions of this Agreement, on the date specified for the issuance, renewal or extension of a Letter of Credit, the Agent shall issue, renew or extend such Letter of Credit to the beneficiary thereof.

          In conjunction with the issuance of each Letter of Credit, the Borrower shall execute a Letter of Credit Agreement. In the event of any conflict between any provision of a Letter of Credit Agreement and this Agreement, the Borrower, the Issuing Bank, the Agent and the Lenders hereby agree that the provisions of this Agreement shall govern.

          The Issuing Bank will send to the Borrower and each Lender, immediately upon issuance of any Letter of Credit, or an amendment thereto, a true and complete copy of such Letter of Credit, or such amendment thereto.

          Section 2.03  Changes of Commitments.
                        ----------------------

          (a) The Aggregate Revolving Credit Commitments shall at all times be equal to the lesser of (i) the Aggregate Maximum Revolving Credit Amounts after adjustments resulting from reductions pursuant to Section 2.03(b) or
     (ii) the Borrowing Base as determined from time to time.

          (b) The Borrower shall have the right to terminate or to reduce the amount of the Aggregate Maximum Revolving Credit Amounts at any time, or from time to time, upon not less than three (3) Business Days' prior notice to the Agent (which shall promptly notify the Lenders) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction (which shall not be less than $500,000 or any whole multiple of $100,000 in excess thereof) and shall be irrevocable and effective only upon receipt by the Agent.

          (c) The Aggregate Maximum Revolving Credit Amounts once terminated or reduced may not be reinstated.

          Section 2.04  Fees.
                        ----

          (a)  Commitment Fee.  The Borrower shall pay to the Agent for the
               --------------
     account of each Lender a commitment fee on the daily average unused amount of the Aggregate Revolving Credit Commitments for the period from and including the Closing Date up to, but excluding, the earlier of the date the Aggregate Revolving Credit Commitments are terminated or the Revolving Credit Termination Date at a rate per annum equal to 1/2 of 1%. Accrued commitment fees shall be payable quarterly in arrears on each Quarterly Date and on the earlier of the date the Aggregate Revolving Credit Commitments are terminated or the Revolving Credit Termination Date.

          (b)  Engineering Fee.  The Borrower agrees to pay the Agent, for the
               ---------------
     account of each Lender, an engineering fee of $5,000 per Lender for each unscheduled redetermination of the Borrowing Base requested by the Borrower pursuant to Section 2.08(d), payable upon delivery of the Reserve Reports required to be delivered pursuant to Section 8.07(b).

          (c)  Letter of Credit Fees.
               ---------------------

          (i) The Borrower agrees to pay the Agent, for the account of each Lender, commissions for issuing the Letters of Credit on the daily average outstanding of the maximum liability of the Issuing Bank existing from time to time under such Letter of Credit (calculated separately for each Letter of Credit) at the rate per annum equal to the Applicable Margin in effect from time to time for LIBOR Loans, provided that each Letter of Credit shall bear a minimum commission of $500. Each Letter of Credit shall be deemed to be outstanding up to the full face amount of the Letter of Credit until the Issuing Bank has received the canceled Letter of Credit or a written cancellation of the Letter of Credit from the beneficiary of such Letter of Credit in form and substance acceptable to the Issuing Bank, or for any reductions in the amount of the Letter of Credit (other than from a drawing), written notification from the beneficiary of such Letter of Credit. Such commissions are payable in advance at issuance of the Letter of Credit for the first year thereof and thereafter, quarterly in arrears on each Quarterly Date and upon cancellation or expiration of each such Letter of Credit.

          (ii) The Borrower agrees to pay the Agent, for the account of the Issuing Bank, commissions for issuing the Letters of Credit (calculated separately for each Letter of Credit) equal to 0.125% of the face amount of each Letter of Credit, payable upon issuance of such Letter of Credit.

          (d) Fee Letter.  The  Borrower shall pay to Agent for its account such
              ----------
     other fees as are set forth in the Fee Letter on the dates specified therein to the extent not paid prior to the Closing Date.

          Section 2.05  Several Obligations.  The failure of any Lender to make
                        -------------------
any Loan to be made by it or to provide funds for disbursements or reimbursements under Letters of Credit on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan or provide funds on such date, but no Lender shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender or to provide funds to be provided by such other Lender.

          Section 2.06  Notes.  The Loans made by each Lender shall be evidenced
                        -----
by a single promissory note of the Borrower in substantially the form of Exhibit
                                                                         -------
A, dated (i) the Closing Date or (ii) the effective date of an Assignment
-
pursuant to Section 12.06(b), payable to the order of such Lender in a principal amount equal to its Maximum Revolving Credit Amount as originally in effect and otherwise duly completed and such substitute Notes as required by Section 12.06(b). The date, amount, Type, interest rate and Interest Period of each Loan made by each Lender, and all payments made on account of the principal thereof, shall be recorded by such Lender on its books for its Note, and, prior to any transfer may be endorsed by such Lender on the schedule attached to such Note or any continuation thereof or on any separate record maintained by such Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender's or the Borrower's rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of its Note.

          Section 2.07  Prepayments.
                        -----------

          (a) Voluntary Prepayments.  The Borrower may prepay the Base Rate
              ---------------------
     Loans upon not less than one (1) Business Day's prior notice to the Agent (which shall promptly notify the Lenders), which notice shall specify the prepayment date (which shall be a Business Day) and the amount of the prepayment (which shall be at least $100,000 or the remaining aggregate principal balance outstanding on the Notes) and shall be irrevocable and effective only upon receipt by the Agent, provided that interest on the principal prepaid, accrued to the prepayment date, shall be paid on the prepayment date. The Borrower may prepay LIBOR Loans on the same conditions as for Base Rate Loans (except that prior notice to the Agent shall be not less than three (3) Business Days for LIBOR Loans) and in addition such prepayments of LIBOR Loans shall be subject to the terms of
     Section 5.05 and shall be in an amount equal to all of the LIBOR Loans for the Interest Period prepaid.

          (b)  Mandatory Prepayments.
               ---------------------

               (i) Termination or Reduction of Aggregate Maximum Revolving
                   -------------------------------------------------------
     Credit Amounts.  If, after giving effect to any termination or reduction of
     --------------
     the Aggregate Maximum Revolving Credit Amounts pursuant to Section 2.03(b), the outstanding aggregate principal amount of the Loans plus the LC Exposure exceeds the Aggregate Maximum Revolving Credit Amounts, the Borrower shall (i) prepay the Loans on the date of such termination or reduction in an aggregate principal amount equal to the excess, together with interest on the principal amount paid accrued to the date of such prepayment and (ii) if any excess remains after prepaying all of the Loans because of LC Exposure, pay to the Agent on behalf of the Lenders an amount equal to the excess to be held as cash collateral as provided in Section 2.10(b) hereof.

               (ii)  Redetermination of Borrowing Base.  Upon any
                     ---------------------------------
     redetermination of the amount of the Borrowing Base in accordance with
     Section 2.08, if the redetermined Borrowing Base results in a Borrowing Base Deficiency, then the Borrower shall prepay the Loans in four equal monthly installments in an aggregate principal amount sufficient to eliminate such Borrowing Base Deficiency, together with interest on the principal amount paid accrued to the date of each such prepayment, the first of such four equal installments to be made within 30 days after receipt of such Borrowing Base Deficiency and the remaining three prepayments to be made on the corresponding day in each of the next three calendar months. If, because of LC Exposure, a Borrowing Base Deficiency remains after prepaying all of the Loans, the Borrower shall pay to the Agent on behalf of the Lenders an amount equal to such remaining Borrowing Base Deficiency to be held as cash collateral as provided in Section 2.10(b).

               (iii) Upon a Transfer.  If, after a Transfer of any Oil and Gas
                     ---------------
     Properties of any Guarantor to the extent allowed by Section 9.16 and the reduction in the Borrowing Base pursuant to Section 2.08(d), a Borrowing Base Deficiency exists, then the Borrower shall, concurrently with the receipt thereof, prepay the Loans with the net proceeds received from such Transfer in an amount necessary to eliminate such Borrowing Base Deficiency. If, because of LC Exposure, a Borrowing Base Deficiency remains after prepaying all of the Loans, the Borrower shall pay to the Agent on behalf of the Lenders an amount equal to such remaining Borrowing Base Deficiency to be held as cash collateral as provided in Section 2.10(b). Notwithstanding anything in this Agreement to the contrary, if at the time of any permitted Transfer a Borrowing Base Deficiency exists, then the Borrower shall, concurrently with the receipt thereof, prepay the Loans with 100% of the net proceeds received from such Transfer to the extent necessary to eliminate the portion of the Borrowing Base Deficiency resulting from such Transfer and such pre-existing Borrowing Base Deficiency; and the Borrower shall remain obligated, pursuant to the terms of this Agreement, to eliminate any Borrowing Base Deficiency remaining after prepaying the Loans with 100% of the net proceeds from such Transfer. If any Obligor Transfers any Oil and Gas Properties at such time as a Default exists, the Borrower shall, concurrently with the receipt of proceeds therefrom, prepay the Loans in an amount equal to the lesser of
     (x) the aggregate principal amount outstanding on the Loans and (y) 100% of the net proceeds received from such Transfer. The preceding sentence shall not be interpreted as permitting the sale of any Oil and Gas Properties of any Obligor at such time as a Default exists without the prior written consent of the Lenders.

               (iv)  Upon Procurement of Capital.  If, at any time after the
                     ---------------------------
     Closing Date, the Borrower obtains funds by the sale of capital stock or any other equity offering or by the issuance of subordinated unsecured Debt to the extent permitted by the terms of this Agreement, and if at such time there exists a Borrowing Base Deficiency, the proceeds obtained by such capital stock or other equity offering or issuance of such Debt shall first be used to pay such Borrowing Base Deficiency.

          (c)  Generally.  Prepayments permitted or required under this Section
               ---------
     2.07 shall be without premium or penalty, except as required under Section
     5.05 for prepayment of LIBOR Loans. Any prepayments on the Loans may be reborrowed subject to the then effective Aggregate Revolving Credit Commitments.

          Section 2.08  Borrowing Base.
                        --------------

          (a) The Borrowing Base shall be determined in accordance with Section 2.08(b) by the Agent with the concurrence of the Lenders and is subject to redetermination in accordance with Section 2.08(d). Upon any redetermination of the Borrowing Base, such redetermination shall remain in effect until the next successive Redetermination Date. So long as any of the Commitments are in effect or any LC Exposure or Loans are outstanding hereunder, this facility shall be governed by the then effective Borrowing Base. During the period from and after the Closing Date until the first redetermination pursuant to Section 2.08(d) or adjusted pursuant to Section 8.08(c), the amount of the Borrowing Base shall be $28,000,000.

          (b) Upon receipt of the reports required by Section 8.07 and such other reports, data and supplemental information as may from time to time be reasonably requested by the Agent (the "Engineering Reports"), the Agent
                                                -------------------
     will redetermine the Borrowing Base. Such redetermination will be in accordance with its normal and customary procedures for evaluating oil and gas reserves and other related assets as such exist at that particular time. The Agent, in its sole discretion, may make adjustments to the rates, volumes and prices and other assumptions set forth therein in accordance with its normal and customary procedures for evaluating oil and gas reserves and other related assets as such exist at that particular time. The Agent shall propose to the Lenders a new Borrowing Base within 14 days following receipt by the Agent and the Lenders of the Engineering Reports in a timely and complete manner. After having received notice of such proposal by the Agent, the Lenders shall have 14 days to agree or disagree with such proposal. If at the end of the 14 days, the Lenders have not communicated their approval or disapproval, such silence shall be deemed to be an approval and the Agent's proposal shall be the new Borrowing Base. If however, the Lenders notify Agent within 14 days of their disapproval, the Lenders shall, within a reasonable period of time, agree on a new Borrowing Base. The Agent and all of the Lenders must approve a new Borrowing Base.

          (c) The Agent may exclude any Oil and Gas Property or portion of production therefrom or any income from any other Property from the Borrowing Base, at any time, because title information is not reasonably satisfactory, such Property is not Mortgaged Property or such Property is not assignable.

          (d) So long as any of the Commitments are in effect and until payment in full of all Loans hereunder, on or around the first Business Day of each February and August, commencing August 1, 2000 (each being a "Scheduled
                                                                   ---------
     Redetermination Date"), the Lenders shall redetermine the amount of the
     --------------------
     Borrowing Base in accordance with Section 2.08(b). In addition, (i) the Lenders may initiate a redetermination of the Borrowing Base at any other time as they so elect by specifying in writing to the Borrower the date on which the Borrower is to furnish, or cause to be furnished, a Reserve Report in accordance with Section 8.07(b)
     and the date on which such redetermination is to occur; provided, however,
                                                             --------  -------
     that the Lenders may initiate only one such unscheduled redetermination during any consecutive twelve (12) month period and (ii) the Borrower may, from time to time, initiate a redetermination of the Borrowing Base at any other time as it so elects by specifying in writing to the Agent (who will promptly notify the Lenders) the date on which the Borrower will furnish, or cause to be furnished, a Reserve Report in accordance with Section 8.07(b) and the date on which such redetermination is requested to occur. Any such unscheduled Borrowing Base redeterminations shall be made in accordance with the procedures described in Section 2.08(b). Further, if any Guarantor Transfers any Oil and Gas Properties to the extent allowed by
     Section 9.16, the Borrowing Base shall automatically be reduced upon execution of such Transfer by an amount equal to the Borrowing Base value (as determined by the Agent in its reasonable discretion) of such Oil and Gas Properties, as attributed to such Oil and Gas Properties in the immediately preceding determination of the Borrowing Base.

          (e) The Agent shall promptly notify in writing the Borrower and the Lenders of the new Borrowing Base. Any redetermination of the Borrowing Base shall not be in effect until written notice is received by the Borrower.

          Section 2.09  Assumption of Risks.  The Borrower assumes all risks of
                        -------------------
the acts or omissions of any beneficiary of any Letter of Credit or any transferee thereof with respect to its use of such Letter of Credit. Neither the Issuing Bank (except in the case of gross negligence or willful misconduct on the part of the Issuing Bank or any of its employees), its correspondents nor any Lender shall be responsible for the validity, sufficiency or genuineness of certificates or other documents or any endorsements thereon, even if such certificates or other documents should in fact prove to be invalid, insufficient, fraudulent or forged; for errors, omissions, interruptions or delays in transmissions or delivery of any messages by mail, telex, or otherwise, whether or not they be in code; for errors in translation or for errors in interpretation of technical terms; the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; the failure of any beneficiary or any transferee of any Letter of Credit to comply fully with conditions required in order to draw upon any Letter of Credit; or for any other consequences arising from causes beyond the Issuing Bank's control or the control of the Issuing Bank's correspondents. In addition, neither the Issuing Bank, the Agent nor any Lender shall be responsible for any error, neglect, or default of any of the Issuing Bank's correspondents; and none of the above shall affect, impair or prevent the vesting of any of the Issuing Bank's, the Agent's or any Lender's rights or powers hereunder or under the Letter of Credit Agreements, all of which rights shall be cumulative. The Issuing Bank and its correspondents may accept certificates or other documents that appear on their face to be in order, without responsibility for further investigation of any matter contained therein regardless of any notice or information to the contrary. In furtherance and not in limitation of the foregoing provisions, the Borrower agrees that any action, inaction or omission taken or not taken by the Issuing Bank or by any correspondent for the Issuing Bank in good faith in connection with any Letter of Credit, or any related drafts, certificates, documents or instruments, shall be binding on the Borrower and shall not put the Issuing Bank or its correspondents under any resulting liability to the Borrower.

          Section 2.10  Obligation to Reimburse and to Prepay.
                        -------------------------------------

          (a) If a disbursement by the Issuing Bank is made under any Letter of Credit, the Borrower shall pay to the Agent within two (2) Business Days after notice of any such disbursement is received by the Borrower, the amount of each such disbursement made by the Issuing Bank under the Letter of Credit (if such payment is not sooner effected as may be required under this Section 2.10 or under other provisions of the Letter of Credit), together with interest on the amount disbursed from and including the date of disbursement until payment in full of such disbursed amount at a varying rate per annum equal to (i) the then applicable interest rate for Base Rate Loans through the second Business Day after notice of such disbursement is received by the Borrower and (ii) thereafter, the Post-Default Rate for Base Rate Loans (but in no event to exceed the Highest Lawful Rate) for the period from and including the third Business Day following the date of such disbursement to and including the date of repayment in full of such disbursed amount. The obligations of the Borrower under this Agreement with respect to each Letter of Credit shall be absolute, unconditional and irrevocable and shall be paid or performed strictly in accordance with the terms of this Agreement under all circumstances whatsoever, including, without limitation, but only to the fullest extent permitted by applicable law, the following circumstances: (i) any lack of validity or enforceability of this Agreement, any Letter of Credit or any of the Security Instruments; (ii) any amendment or waiver of (including any default), or any consent to departure from this Agreement (except to the extent permitted by any amendment or waiver), any Letter of Credit or any of the Security Instruments; (iii) the existence of any claim, set-off, defense or other rights which the Borrower may have at any time against the beneficiary of any Letter of Credit or any transferee of any Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Issuing Bank, the Agent, any Lender or any other Person, whether in connection with this Agreement, any Letter of Credit, the Security Instruments, the transactions contemplated hereby or any unrelated transaction; (iv) any statement, certificate, draft, notice or any other document presented under any Letter of Credit proves to have been forged, fraudulent, insufficient or invalid in any respect or any statement therein proves to have been untrue or inaccurate in any respect whatsoever;
     (v) payment by the Issuing Bank under any Letter of Credit against presentation of a draft or certificate which appears on its face to comply, but does not comply, with the terms of such Letter of Credit; and (vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

     Notwithstanding anything in this Agreement to the contrary, the Borrower will not be liable for payment or performance that results from the gross negligence or willful misconduct of the Issuing Bank, except (i) where the Borrower or any Subsidiary actually recovers the proceeds for itself or the Issuing Bank of any payment made by the Issuing Bank in connection with such gross negligence or willful misconduct or (ii) in cases where the Agent makes payment to the named beneficiary of a Letter of Credit.

          (b) In the event of the occurrence of any Event of Default, a payment or prepayment pursuant to Section 2.07(b) or the maturity of the Notes, whether by acceleration or otherwise, an amount equal to the LC Exposure (or the excess in the case of Section 2.07(b)) shall be deemed to be forthwith due and owing by the Borrower to the Issuing Bank, the Agent and the Lenders as of the date of any such occurrence; and the

     Borrower's obligation to pay such amount shall be absolute and unconditional, without regard to whether any beneficiary of any such Letter of Credit has attempted to draw down all or a portion of such amount under the terms of a Letter of Credit, and, to the fullest extent permitted by applicable law, shall not be subject to any defense or be affected by a right of set-off, counterclaim or recoupment which the Borrower may now or hereafter have against any such beneficiary, the Issuing Bank, the Agent, the Lenders or any other Person for any reason whatsoever. Such payments shall be held by the Issuing Bank on behalf of the Lenders as cash collateral securing the LC Exposure in an account or accounts at the Principal Office; and the Borrower hereby grants to and by its deposit with the Agent grants to the Agent a security interest in such cash collateral. In the event of any such payment by the Borrower of amounts contingently owing under outstanding Letters of Credit and in the event that thereafter drafts or other demands for payment complying with the terms of such Letters of Credit are not made prior to the respective expiration dates thereof, the Agent agrees, if no Event of Default has occurred and is continuing or if no other amounts are outstanding under this Agreement, the Notes or the Security Instruments, to remit to the Borrower amounts for which the contingent obligations evidenced by the Letters of Credit have ceased.

          (c) Each Lender severally and unconditionally agrees that it shall promptly reimburse the Issuing Bank an amount equal to such Lender's Percentage Share of any disbursement made by the Issuing Bank under any Letter of Credit that is not reimbursed according to this Section 2.10.

          (d) Notwithstanding anything to the contrary contained herein, if no Default exists and subject to availability under the Aggregate Revolving Credit Commitments (after reduction for LC Exposure), to the extent the Borrower has not reimbursed the Issuing Bank for any drawn upon Letter of Credit within one (1) Business Days after notice of such disbursement has been received by the Borrower, the amount of such Letter of Credit reimbursement obligation shall automatically be funded by the Lenders as a Loan hereunder and used by the Lenders to pay such Letter of Credit reimbursement obligation. If an Event of Default has occurred and is continuing, or if the funding of such Letter of Credit reimbursement obligation as a Loan would cause the aggregate amount of all Loans outstanding to exceed the Aggregate Revolving Credit Commitments (after reduction for LC Exposure), such Letter of Credit reimbursement obligation shall not be funded as a Loan, but instead shall accrue interest as provided in Section 2.10(a).

     Section 2.11  Lending Offices.  The Loans of each Type made by each Lender
                   ---------------
shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.


                                  ARTICLE III

                      Payments of Principal and Interest

          Section 3.01  Repayment of Loans.
                        ------------------

     (a)  Loans.  On the Revolving Credit Termination Date the Borrower shall
          -----
repay the outstanding aggregate principal of the Notes.

     (b)  Generally.  The Borrower will pay to the Agent, for the account of
          ---------
each Lender, the principal payments required by this Section 3.01.

          Section 3.02  Interest.
                        --------

          (a)  Interest Rates.  The Borrower will pay to the Agent, for the
               --------------
     account of each Lender, interest on the unpaid principal amount of each Loan made by such Lender for the period commencing on the date such Loan is made to, but excluding, the date such Loan shall be paid in full, at the following rates per annum:

               (i) if such a Loan is a Base Rate Loan, the Base Rate (as in effect from time to time) plus the Applicable Margin, but in no event to exceed the Highest Lawful Rate; and

               (ii) if such a Loan is a LIBOR Loan, for each Interest Period relating thereto, the LIBOR Rate for such Loan plus the Applicable Margin (as in effect from time to time), but in no event to exceed the Highest Lawful Rate.

          (b)  Post-Default Rate.  Notwithstanding the foregoing, the Borrower
               -----------------
     will pay to the Agent, for the account of each Lender interest at the applicable Post-Default Rate on any principal of any Loan made by such Lender, and (to the fullest extent permitted by law) on any other amount payable by the Borrower hereunder, under any Loan Document or under any Note held by such Lender to or for account of such Lender, for the period commencing on the date of an Event of Default until the same is paid in full or all Events of Default are cured or waived.

          (c)  Due Dates.  Accrued interest on Base Rate Loans shall be payable
               ---------
     on each Quarterly Date commencing on July 31, 2000, and accrued interest on each LIBOR Loan shall be payable on the last day of the Interest Period therefor and, if such Interest Period is longer than three months at three-month intervals following the first day of such Interest Period, except that interest payable at the Post-Default Rate shall be payable from time to time on demand and interest on any LIBOR Loan that is converted into a Base Rate Loan (pursuant to Section 5.04) shall be payable on the date of conversion (but only to the extent so converted). Any accrued and unpaid interest on the Loans on the Revolving Credit Termination Date shall be paid on such date.

          (d)  Determination of Rates.  Promptly after the determination of any
               ----------------------
     interest rate provided for herein or any change therein, the Agent shall notify the Lenders to which such interest is payable and the Borrower thereof. Each determination by the Agent of an interest rate or fee hereunder shall, except in cases of manifest error, be final, conclusive and binding on the parties.

                                  ARTICLE IV

               Payments; Pro Rata Treatment; Computations; Etc.

          Section 4.01  Payments.  Except to the extent otherwise provided
                        --------
herein, all payments of principal, interest and other amounts to be made by the Borrower under this Agreement, the Notes and the Letter of Credit Agreements shall be made in Dollars, in immediately available funds, to the Agent at such account as the Agent shall specify by notice to the Borrower from time to time, not later than 11:00 a.m. Houston, Texas time on the date on which such payments shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Such payments shall be made without (to the fullest extent permitted by applicable law) defense, set-off or counterclaim. Each payment received by the Agent under this Agreement or any Note for account of a Lender shall be paid promptly to such Lender in immediately available funds. Except as otherwise provided in the definition of "Interest Period", if the due date of any payment under this Agreement or any Note would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall be payable for any principal so extended for the period of such extension. At the time of each payment to the Agent of any principal of or interest on any borrowing, the Borrower shall notify the Agent of the Loans to which such payment shall apply. In the absence of such notice the Agent may specify the Loans to which such payment shall apply, but to the extent possible such payment or prepayment will be applied first to the Loans comprised of Base Rate Loans.

          Section 4.02  Pro Rata Treatment.  Except to the extent otherwise
                        ------------------
provided herein each Lender agrees that: (i) each borrowing from the Lenders under Section 2.01 and each continuation and conversion under Section 2.02 shall be made from the Lenders pro rata in accordance with their Percentage Share, each payment of fees under Sections 2.04(a), 2.04(b), and 2.04(c)(i) shall be made for account of the Lenders pro rata in accordance with their Percentage Share, and each termination or reduction of the amount of the Aggregate Maximum Revolving Credit Amounts under Section 2.03(b) shall be applied to the Commitment of each Lender, pro rata according to the amounts of its respective Commitment; (ii) each payment of principal of Loans by the Borrower shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amount of the Loans held by the Lenders; and (iii) each payment of interest on Loans by the Borrower shall be made for account of the Lenders pro rata in accordance with the amounts of interest due and payable to the respective Lenders; and (iv) each reimbursement by the Borrower of disbursements under Letters of Credit shall be made for account of the Issuing Bank or, if funded by the Lenders, pro rata for the account of the Lenders, in accordance with the amounts of reimbursement obligations due and payable to each respective Lender.

          Section 4.03  Computations.  Interest on LIBOR Loans and fees shall be
                        ------------
computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable, unless such calculation would exceed the Highest Lawful Rate, in which case interest shall be calculated on the per annum basis of a year of 365 or 366 days, as the case may be. Interest on Base Rate Loans shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable.

          Section 4.04  Non-receipt of Funds by the Agent.  Unless the Agent
                        ---------------------------------
shall have been notified by a Lender or the Borrower prior to the date on which such notifying party is scheduled to make payment to the Agent (in the case of a Lender) of the proceeds of a Loan or a payment under a Letter of Credit to be made by it hereunder or (in the case of the Borrower) a payment to the Agent for account of one or more of the Lenders hereunder (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt,
            ----------------
that it does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date and, if such Lender or the Borrower (as the case may be) has not in fact made the Required Payment to the Agent, the recipient(s) of such payment shall, on demand, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until, but excluding, the date the Agent recovers such amount at a rate per annum which, for any Lender as recipient, will be equal to the Federal Funds Rate, and for the Borrower as recipient, will be equal to the Base Rate plus the Applicable Margin.

          Section 4.05  Set-off, Sharing of Payments, Etc.
                        ----------------------------------

          (a) The Borrower agrees that, in addition to (and without limitation of) any right of set-off, bankers' lien or counterclaim a Lender may otherwise have, each Lender shall have the right and be entitled (after consultation with the Agent), at its option, to offset balances held by it or by any of its Affiliates for account of the Borrower or any Subsidiary at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans, or any other amount payable to such Lender hereunder, which is not paid when due (regardless of whether such balances are then due to the Borrower), in which case it shall promptly notify the Borrower and the Agent thereof, provided that such Lender's failure to give such notice shall not affect the validity thereof.

          (b) If any Lender shall obtain payment of any principal of or interest on any Loan made by it to the Borrower under this Agreement (or reimbursement as to any Letter of Credit) through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise, and, as a result of such payment, such Lender shall have received a greater percentage of the principal or interest (or reimbursement) then due hereunder by the Borrower to such Lender than the percentage received by any other Lenders, it shall promptly (i) notify the Agent and each other Lender thereof and (ii) purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans (or participations in Letters of Credit) made by such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such excess payment (net of any expenses which may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal and/or interest on the Loans held by each of the Lenders (or reimbursements of Letters of Credit). To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Lender so purchasing a participation (or direct interest) in the Loans made by other Lenders (or in interest due thereon, as the case may be) may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans (or Letters of Credit) in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set-off to which this Section 4.05 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this
     Section 4.05 to share the benefits of any recovery on such secured claim.

          Section 4.06  Taxes.
                        -----

          (a) Payments Free and Clear.  Any and all payments by the Borrower
              -----------------------
     hereunder shall be made, in accordance with Section 4.01, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender, the Issuing Bank
                      ---------
     and the Agent, taxes imposed on its income, and franchise or similar taxes imposed on it, by (i) any jurisdiction (or political subdivision thereof) of which the Agent, the Issuing Bank or such Lender, as the case may be, is a citizen or resident or in which such Lender has an Applicable Lending Office, (ii) the jurisdiction (or any political subdivision thereof) in which the Agent, the Issuing Bank or such Lender is organized, or (iii) any jurisdiction (or political subdivision thereof) in which such Lender, the Issuing Bank or the Agent is presently doing business which taxes are imposed solely as a result of doing business in such jurisdiction (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower
                                                   -----
     shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Lenders, the Issuing Bank or the Agent (i) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.06) such Lender, the Issuing Bank or the Agent (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable law.

          (b) Other Taxes.  In addition, to the fullest extent permitted by
              -----------
     applicable law, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, any Assignment or any Security Instrument (hereinafter referred to as "Other Taxes").
      -----------

          (c) INDEMNIFICATION.  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE
              ---------------
     LAW, THE BORROWER WILL INDEMNIFY EACH LENDER AND THE ISSUING BANK AND THE AGENT FOR THE FULL AMOUNT OF TAXES AND OTHER TAXES (INCLUDING, BUT NOT LIMITED TO, ANY TAXES OR OTHER TAXES IMPOSED BY ANY GOVERNMENTAL AUTHORITY ON AMOUNTS PAYABLE UNDER THIS SECTION 4.06) PAID BY SUCH LENDER, THE ISSUING BANK OR THE AGENT (ON THEIR BEHALF OR ON BEHALF OF ANY LENDER), AS THE CASE MAY BE, AND ANY LIABILITY (INCLUDING PENALTIES, INTEREST AND

     EXPENSES) ARISING THEREFROM OR WITH RESPECT THERETO, WHETHER OR NOT SUCH TAXES OR OTHER TAXES WERE CORRECTLY OR LEGALLY ASSERTED UNLESS THE PAYMENT OF SUCH TAXES WAS NOT CORRECTLY OR LEGALLY ASSERTED AND SUCH LENDER'S PAYMENT OF SUCH TAXES OR OTHER TAXES WAS THE RESULT OF ITS GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. ANY PAYMENT PURSUANT TO SUCH INDEMNIFICATION SHALL BE MADE WITHIN THIRTY (30) DAYS AFTER THE DATE ANY LENDER, THE ISSUING BANK OR THE AGENT, AS THE CASE MAY BE, MAKES WRITTEN DEMAND THEREFOR. IF ANY LENDER, ISSUING BANK OR THE AGENT RECEIVES A REFUND OR CREDIT IN RESPECT OF ANY TAXES OR OTHER TAXES FOR WHICH SUCH LENDER, ISSUING BANK OR THE AGENT HAS RECEIVED PAYMENT FROM THE BORROWER IT SHALL PROMPTLY NOTIFY THE BORROWER OF SUCH REFUND OR CREDIT AND SHALL, IF NO DEFAULT HAS OCCURRED AND IS CONTINUING, WITHIN THIRTY (30) DAYS AFTER RECEIPT OF A REQUEST BY THE BORROWER (OR PROMPTLY UPON RECEIPT, IF THE BORROWER HAS REQUESTED APPLICATION FOR SUCH REFUND OR CREDIT PURSUANT HERETO), PAY AN AMOUNT EQUAL TO SUCH REFUND OR CREDIT TO THE BORROWER WITHOUT INTEREST (BUT WITH ANY INTEREST SO REFUNDED OR CREDITED), PROVIDED THAT THE BORROWER, UPON THE REQUEST OF SUCH LENDER, THE ISSUING BANK OR THE AGENT, AGREES TO RETURN SUCH REFUND OR CREDIT (PLUS PENALTIES, INTEREST OR OTHER CHARGES) TO SUCH LENDER OR THE AGENT IN THE EVENT SUCH LENDER OR THE AGENT IS REQUIRED TO REPAY SUCH REFUND OR CREDIT.

          (d)  Lender Representations.
               ----------------------

               (i) Each Lender represents that it is either (1) a banking association or corporation organized under the laws of the United States of America or any state thereof or (2) it is entitled to complete exemption from United States withholding tax imposed on or with respect to any payments, including fees, to be made to it pursuant to this Agreement (A) under an applicable provision of a tax convention to which the United States of America is a party or (B) because it is acting through a branch, agency or office in the United States of America and any payment to be received by it hereunder is effectively connected with a trade or business in the United States of America. Each Lender that is not a banking association or corporation organized under the laws of the United States of America or any state thereof agrees to provide to the Borrower and the Agent on the Closing Date, or on the date of its delivery of the Assignment pursuant to which it becomes a Lender, and at such other times as required by United States law or as the Borrower or the Agent shall reasonably request, two accurate and complete original signed copies of either
          (A) Internal Revenue Service Form 4224 (or successor form) certifying that all payments to be made to it hereunder will be effectively connected to a United States trade or business (the "Form 4224
                                                               ---------
          Certification") or (B) Internal Revenue Service Form 1001 (or
          -------------
          successor form) certifying that it is entitled to the benefit of a provision of a tax convention to which the United States of America is a party which completely exempts from United States withholding tax all payments to be made to it hereunder (the "Form 1001
                                                        ---------
          Certification"). In addition, each Lender agrees that if it previously filed a Form 4224 Certification, it will deliver to the Borrower and the Agent a new Form 4224 Certification prior to the first payment date occurring in each of its subsequent taxable years; and if it previously filed a Form 1001 Certification, it will deliver to the Borrower and the Agent a new certification prior to the first payment date falling in the third year following the previous filing of such certification. Each Lender also agrees to deliver to the Borrower and the Agent such other or supplemental forms as may at any time be required as a result of changes in applicable law or regulation in order to confirm or maintain in effect its entitlement to exemption from United States withholding tax on any payments hereunder, provided that the circumstances of such Lender at the
                     --------
          relevant time and applicable laws permit it to do so. If a Lender determines, as a result of any change in either (i) a Governmental Requirement or (ii) its circumstances, that it is unable to submit any form or certificate that it is obligated to submit pursuant to this
          Section 4.06, or that it is required to withdraw or cancel any such form or certificate previously submitted, it shall promptly notify the Borrower and the Agent of such fact. If a Lender is organized under the laws of a jurisdiction outside the United States of America, unless the Borrower and the Agent have received a Form 1001 Certification or Form 4224 Certification satisfactory to them indicating that all payments to be made to such Lender hereunder are not subject to United States withholding tax, the Borrower shall withhold taxes from such payments at the applicable statutory rate. Each Lender agrees to indemnify and hold harmless the Borrower or Agent, as applicable, from any United States taxes, penalties, interest and other expenses, costs and losses incurred or payable by
          (i) the Agent as a result of such Lender's failure to submit any form or certificate that it is required to provide pursuant to this Section
          4.06 or (ii) the Borrower or the Agent as a result of their reliance on any such form or certificate which such Lender has provided to them pursuant to this Section 4.06.

               (ii) For any period with respect to which a Lender has failed to provide the Borrower with the form required pursuant to this Section 4.06, if any (other than if such failure is due to a change in a Governmental Requirement occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 4.06 with respect to taxes imposed by the United States which taxes would not have been imposed but for such failure to provide such forms; provided, however, that
                                                      --------  -------
          if a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such taxes.

               (iii) Any Lender claiming any additional amounts payable pursuant to this Section 4.06 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the Borrower or the Agent or to change the jurisdiction of its Applicable Lending Office or to contest any tax imposed if the making of such a filing or change or contesting such tax would avoid the need for or reduce the amount of any such additional amounts that may thereafter accrue and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender.

                                   ARTICLE V

                               Capital Adequacy

          Section 5.01  Additional Costs.
                        ----------------

          (a) LIBOR Regulations, etc.  The Borrower shall pay directly to each
              -----------------------
     Lender from time to time such amounts as such Lender may determine to be necessary to compensate such Lender for any costs which it determines are attributable to its making or maintaining of any LIBOR Loans or issuing or participating in Letters of Credit hereunder or its obligation to make any LIBOR Loans or issue or participate in any Letters of Credit hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any of such LIBOR Loans, Letters of Credit or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which: (i)
      ----------------
     changes the basis of taxation of any amounts payable to such Lender under this Agreement or any Note in respect of any of such LIBOR Loans or Letters of Credit (other than taxes imposed on the overall net income of such Lender or of its Applicable Lending Office for any of such LIBOR Loans by the jurisdiction in which such Lender has its principal office or Applicable Lending Office); or (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of such Lender, or the Commitment or Loans of such Lender or the London interbank market; or (iii) imposes any other condition affecting this Agreement or any Note (or any of such extensions of credit or liabilities) or such Lender's Commitment or Loans. Each Lender will notify the Agent and the Borrower of any event occurring after the Closing Date which will entitle such Lender to compensation pursuant to this Section 5.01(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and will designate a different Applicable Lending Office for the Loans of such Lender affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, be disadvantageous to such Lender, provided that such Lender shall have no obligation to so designate an Applicable Lending Office located in the United States. If any Lender requests compensation from the Borrower under this Section 5.01(a), the Borrower may, by notice to such Lender, suspend the obligation of such Lender to make additional Loans of the Type with respect to which such compensation is requested until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 5.04 shall be applicable).

          (b) Regulatory Change. Without limiting the effect of the provisions
              -----------------
     of Section 5.01(a), in the event that at any time (by reason of any Regulatory Change or any other circumstances arising after the Closing Date affecting (A) any Lender, (B) the London interbank market or (C) such Lender's position in such market), the LIBOR Rate, as determined in good faith by such Lender, will not adequately and fairly reflect the cost to such Lender of funding its LIBOR Loans, then, if such Lender so elects, by notice to the Borrower and the Agent, the obligation of such Lender to make additional LIBOR Loans shall be suspended until such Regulatory Change or other circumstances ceases to be in effect (in which case the provisions of Section 5.04 shall be applicable).

          (c) Capital Adequacy.  Without limiting the effect of the foregoing
              ----------------
     provisions of this Section 5.01 (but without duplication), the Borrower shall pay directly to any Lender from time to time on request such amounts as such Lender may reasonably determine to be necessary to compensate such Lender or its parent or holding company for any costs which it determines are attributable to the maintenance by such Lender or its parent or holding company (or any Applicable Lending Office), pursuant to any Governmental Requirement following any Regulatory Change, of capital in respect of its Commitment, its Note, or its Loans or any interest held by it in any Letter of Credit, such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Lender or its parent or holding company (or any Applicable Lending Office) to a level below that which such Lender or its parent or holding company (or any Applicable Lending Office) could have achieved but for such Governmental Requirement. Such Lender will notify the Borrower that it is entitled to compensation pursuant to this Section 5.01(c) as promptly as practicable after it determines to request such compensation.

          (d) Compensation Procedure.  Any Lender notifying the Borrower of the
              ----------------------
     incurrence of Additional Costs under this Section 5.01 shall in such notice to the Borrower and the Agent set forth in reasonable detail the basis and amount of its request for compensation. Determinations and allocations by each Lender for purposes of this Section 5.01 of the effect of any Regulatory Change pursuant to Section 5.01(a) or (b), or of the effect of capital maintained pursuant to Section 5.01(c), on its costs or rate of return of maintaining Loans or its obligation to make Loans or issue Letters of Credit, or on amounts receivable by it in respect of Loans or Letters of Credit, and of the amounts required to compensate such Lender under this Section 5.01, shall be conclusive and binding for all purposes, provided that such determinations and allocations are made on a reasonable basis. Any request for additional compensation under this Section 5.01 shall be paid by the Borrower within thirty (30) days of the receipt by the Borrower of the notice described in this Section 5.01(d).

          Section 5.02  Limitation on LIBOR Loans.  Anything herein to the
                        -------------------------
contrary notwithstanding, if, on or prior to the determination of any LIBOR Rate for any Interest Period:

          (i) the Agent determines (which determination shall be conclusive, absent manifest error) that quotations of interest rates for the relevant deposits referred to in the definition of "LIBOR Rate" in Section 1.02 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for LIBOR Loans as provided herein; or

          (ii) the Agent determines (which determination shall be conclusive, absent manifest error) that the relevant rates of interest referred to in the definition of "LIBOR Rate" in Section 1.02 upon the basis of which the rate of interest for LIBOR Loans for such Interest Period is to be determined are not sufficient to adequately cover the cost to the Lenders of making or maintaining LIBOR Loans;

then the Agent shall give the Borrower prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional LIBOR Loans.

          Section 5.03  Illegality.  Notwithstanding any other provision of this
                        ----------
Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to honor its obligation to make or maintain LIBOR Loans hereunder, then such Lender shall promptly notify the Borrower thereof and such Lender's obligation to make LIBOR Loans shall be suspended until such time as such Lender may again make and maintain LIBOR Loans (in which case the provisions of Section 5.04 shall be applicable).

          Section 5.04  Base Rate Loans Pursuant to Sections 5.01, 5.02 and
                        ---------------------------------------------------
5.03.  If the obligation of any Lender to make LIBOR Loans shall be suspended
----
pursuant to Sections 5.01, 5.02 or 5.03 ("Affected Loans"), all Affected Loans
                                          --------------
which would otherwise be made by such Lender shall be made instead as Base Rate Loans (and, if an event referred to in Section 5.01(b) or Section 5.03 has occurred and such Lender so requests by notice to the Borrower, all Affected Loans of such Lender then outstanding shall be automatically converted into Base Rate Loans on the date specified by such Lender in such notice) and, to the extent that Affected Loans are so made as (or converted into) Base Rate Loans, all payments of principal which would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Base Rate Loans.

          Section 5.05  Compensation.  The Borrower shall pay to each Lender
                        ------------
within thirty (30) days of receipt of written request of such Lender (which request shall set forth, in reasonable detail, the basis for requesting such amounts and which shall be conclusive and binding for all purposes provided that such determinations are made on a reasonable basis), such amount or amounts as shall compensate it for any loss, cost, expense or liability which such Lender determines are attributable to:

          (i) any payment, prepayment or conversion of a LIBOR Loan properly made by such Lender or the Borrower for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 10.01) on a date other than the last day of the Interest Period for such Loan; or

          (ii) any failure by the Borrower for any reason (including but not limited to, the failure of any of the conditions precedent specified in
     Article VI to be satisfied) to borrow, continue or convert a LIBOR Loan from such Lender on the date for such borrowing, continuation or conversion specified in the relevant notice given pursuant to Section 2.02(c).

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the principal amount so paid, prepaid or converted or not borrowed for the period from the date of such payment, prepayment or conversion or failure to borrow to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan which would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Loan provided for herein over (ii) the interest component of the amount such Lender would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Lender).

          Section 5.06  Replacement Lenders.
                        -------------------

          (a) If any Lender has notified the Borrower and the Agent of its incurring Additional Costs under Section 5.01 or has required the Borrower to make payments for Taxes under Section 4.06, then the Borrower may, unless such Lender has notified the Borrower and the Agent that the circumstances giving rise to such notice no longer apply, terminate, in whole but not in part, the Commitment of any Lender (other than the Agent) (the "Terminated Lender") at any time upon five (5) Business Days' prior
           -----------------
     written notice to the Terminated Lender and the Agent (such notice referred to herein as a "Notice of Termination").
                     ---------------------

          (b) In order to effect the termination of the Commitment of the Terminated Lender, the Borrower shall: (i) obtain an agreement with one or more Lenders to increase their Commitment or Commitments and/or (ii) request any one or more other banking institutions to become parties to this Agreement in place and instead of such Terminated Lender and agree to accept a Commitment or Commitments; provided, however, that such one or
                                         -----------------
     more other banking institutions are reasonably acceptable to the Agent and become parties by executing an Assignment (the Lenders or other banking institutions that agree to accept in whole or in part the Commitment of the Terminated Lender being referred to herein as the "Replacement Lenders"),
                                                        -------------------
     such that the aggregate increased and/or accepted Commitments of the Replacement Lenders under clauses (i) and (ii) above equal the Commitment of the Terminated Lender.

          (c) The Notice of Termination shall include the name of the Terminated Lender, the date the termination will occur (the "Lender Termination
                                                       ------------------
     Date"), and the Replacement Lender or Replacement Lenders to which the
     ----
     Terminated Lender will assign its Commitment and, if there will be more than one Replacement Lender, the portion of the Terminated Lender's Commitment to be assigned to each Replacement Lender.

          (d) On the Lender Termination Date, (i) the Terminated Lender shall by execution and delivery of an Assignment assign its Commitment to the Replacement Lender or Replacement Lenders (pro rata, if there is more than one Replacement Lender, in proportion to the portion of the Terminated Lender's Commitment to be assigned to each Replacement Lender) indicated in the Notice of Termination and shall assign to the Replacement Lender or Replacement Lenders each of its Loans (if any) then outstanding and participation interests in Letters of Credit (if any) then outstanding pro rata as aforesaid), (ii) the Terminated Lender shall endorse its Note, payable without recourse, representation or warranty to the order of the Replacement Lender or Replacement Lenders (pro rata as aforesaid), (iii) the Replacement Lender or Replacement Lenders shall purchase the Note held by the Terminated Lender (pro rata as aforesaid) at a price equal to the unpaid principal amount thereof plus interest and facility and other fees accrued and unpaid to the Lender Termination Date, and (iv) the Replacement Lender or Replacement Lenders will thereupon (pro rata as aforesaid) succeed to and be substituted in all respects for the Terminated Lender with like effect as if becoming a Lender pursuant to the terms of Section 12.06(b), and the Terminated Lender will have the rights and benefits of an assignor under Section 12.06(b). To the extent not in conflict, the terms of Section 12.06(b) shall supplement the provisions of this Section 5.06(d). For each assignment made under this Section 5.06, the Replacement Lender shall pay to the Agent the processing fee provided for in Section 12.06(b). The Borrower will be responsible for the payment of any breakage costs associated with termination and Replacement Lenders, as set forth in Section 5.05.


                                  ARTICLE VI

                             Conditions Precedent

          Section 6.01  Initial Funding.
                        ---------------

          The obligation of the Lenders to make the Initial Funding is subject to the receipt by the Agent and the Lenders of all fees payable pursuant to
Section 2.04 on or before the Closing Date and the receipt by the Agent of the following documents and satisfaction of the other conditions provided in this
Section 6.01, each of which shall be satisfactory to the Agent in form and substance:

          (a) A certificate of the Secretary or an Assistant Secretary of the Borrower setting forth (i) resolutions of its board of directors with respect to the authorization of the Borrower to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers of the Borrower (y) who are authorized to sign the Loan Documents to which Borrower is a party and
     (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, (iii) specimen signatures of the authorized officers, and (iv) the articles or certificate of incorporation and bylaws of the Borrower, certified as being true and complete. The Agent and the Lenders may conclusively rely on such certificate until the Agent receives notice in writing from the Borrower to the contrary.

          (b) A certificate of the Secretary or an Assistant Secretary of each Guarantor setting forth (i) resolutions of its board of directors with respect to the authorization of such Guarantor to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers of such Guarantor (y) who are authorized to sign the Loan Documents to which such Guarantor is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, (iii) specimen signatures of the authorized officers, and (iv) the articles or certificate of incorporation and bylaws of such Guarantor, certified as being true and complete. The Agent and the Lenders may conclusively rely on such certificates until they receive notice in writing from any Guarantor to the contrary.

          (c) Certificates of the appropriate state agencies with respect to the existence, qualification and good standing of the Obligors.

          (d) A compliance certificate which shall be substantially in the form of Exhibit C, duly and properly executed by a Responsible Officer and dated
        ---------
     as of the date of the Initial Funding.

          (e) The Notes, duly completed and executed.

          (f) The Security Instruments, including those described on Exhibit D,
                                                                     ---------
     duly completed and executed in sufficient number of counterparts for recording, if necessary.

          (g) An opinion of Jenkens & Gilchrist, a professional corporation, counsel to the Obligors and from other counsel acceptable to the Agent with respect to Security Instrument matters, each in form and substance satisfactory to the Agent, as to such matters incident to the transactions herein contemplated as the Agent may reasonably request.

          (h) A certificate of insurance coverage of the Borrower and each Guarantor evidencing that the Borrower and each Guarantor are carrying insurance in accordance with Section 7.19.

          (i) Title information as the Agent may require setting forth the status of title acceptable to the Agent to at least 80% of the value of the Oil and Gas Properties of the Guarantors included in the Initial Reserve Report.

          (j) The Agent shall have been furnished with appropriate UCC search certificates and other evidence satisfactory to the Agent with respect the Guarantor's Oil and Gas Properties and the to East Irish Sea Properties reflecting no prior Liens which have not been assigned to the Agent.

          (k) Confirmation acceptable to the Agent that Difco has entered into, or is subject to, a long-term transportation and processing contract with Hydrocarbon Resources Limited or other pipeline company reasonably acceptable to the Agent relating to Difco's "sweet" gas produced from its East Irish Sea Properties and providing for at least ten million cubic feet per day of pipeline and related facility capacity availability.

          (l) The Borrower and its Subsidiaries shall have completed or complete contemporaneously with the Initial Funding the entity and financial restructuring described on Schedule 6.01(l).
                                ----------------

          (m) Contemporaneous closing of the Acquisitions.

          (n) Environmental assessment reports relating to all of the Mortgaged Properties as may be requested by the Agent, which may include, without limitation, environmental audits, phase I reports or other environmental reports of any nature whatsoever (whether prepared internally or by third party consultants) currently existing or requested by the Agent; and the Agent must be satisfied with the results of the review and environmental condition of the Mortgaged Properties.

          (o) Pro forma financial statements of the Borrower and its Consolidated Subsidiaries as of the Closing Date.

          (p) Difco shall have entered into Hedging Agreements, in form and substance reasonably satisfactory to the Agent, pursuant to which at least 50% of the "sweet" gas production from the East Irish Sea Properties is hedged for a period of at least five months after the Closing Date for a net realized price of not less than 10.5 pence per therm.

          (q) Such other documents as the Agent or any Lender or special counsel to the Agent may reasonably request.

          Section 6.02  Initial and Subsequent Loans and Letters of Credit.  The
                        --------------------------------------------------
obligation of the Lenders to make Loans to the Borrower upon the occasion of each borrowing hereunder and to issue, renew, extend or reissue Letters of Credit for the account of the Borrower (including the Initial Funding) is subject to the further conditions precedent that, as of the date of such Loans and after giving effect thereto:

     (a)  no Default shall have occurred and be continuing;

     (b)  no Material Adverse Effect shall have occurred; and

     (c) the representations and warranties made by the Borrower in Article VII and in the Security Instruments shall be true on and as of the date of the making of such Loans or issuance, renewal, extension or reissuance of a Letter of Credit with the same force and effect as if made on and as of such date and following such new borrowing, except to the extent such representations and warranties are expressly limited to an earlier date or the Majority Lenders may expressly consent in writing to the contrary.

     Each request for a borrowing or issuance, renewal, extension or reissuance of a Letter of Credit by the Borrower hereunder shall constitute a certification by the Borrower to the effect set forth in Section 6.02(c) (both as of the date of such notice and, unless the Borrower otherwise notifies the Agent prior to the date of and immediately following such borrowing or issuance, renewal, extension or reissuance of a Letter of Credit as of the date thereof).

          Section 6.03  Conditions Precedent for the Benefit of Lenders.  All
                        -----------------------------------------------
conditions precedent to the obligations of the Lenders to make any Loan are imposed hereby solely for the benefit of the Lenders, and no other Person may require satisfaction of any such condition precedent or be entitled to assume that the Lenders will refuse to make any Loan in the absence of strict compliance with such conditions precedent.

          Section 6.04  No Waiver.  No waiver of any condition precedent shall
                        ---------
preclude the Agent or the Lenders from requiring such condition to be met prior to making any subsequent Loan or preclude the Lenders from thereafter declaring that the failure of the Borrower to satisfy such condition precedent constitutes a Default.

                                  ARTICLE VII

                        Representations and Warranties

     Each of the Obligors represents and warrants to the Agent and the Lenders that (each representation and warranty herein is given as of the Closing Date and shall be deemed repeated and reaffirmed on the dates of each borrowing and issuance, renewal, extension or reissuance of a Letter of Credit as provided in
Section 6.02):

          Section 7.01  Corporate Existence.  Each of the Obligors:  (i) is a
                        -------------------
corporation duly organized, legally existing and in good standing under the laws of the jurisdiction of its incorporation; (ii) has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect.

          Section 7.02  Financial Condition.  The audited consolidated balance
                        -------------------
sheet of the Borrower and its Consolidated Subsidiaries as at April 30, 1999 and the related consolidated statement of income, stockholders' equity and cash flow of the Borrower and its Consolidated Subsidiaries for the fiscal year ended on said date, with the opinion thereon of KPMG Audit plc heretofore furnished to each of the Lenders and the unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at January 31, 2000 and their related consolidated statements of income, stockholders' equity and cash flow of the Borrower and its Consolidated Subsidiaries for the nine month period ended on such date heretofore furnished to the Agent, are complete and correct and fairly present the consolidated financial condition of the Borrower and its Consolidated Subsidiaries as at said dates and the results of its operations for the fiscal year and the nine month period on said dates, all in accordance with GAAP, as applied on a consistent basis (subject, in the case of the interim financial statements, to normal year-end adjustments). Neither the Borrower nor any Subsidiary has on the Closing Date any material Debt, contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in the Financial Statements or in
Schedule 7.02.  Since January 31, 2000, there has been no change or event having
-------------
a Material Adverse Effect. Since the date of the Financial Statements, neither the business nor the Properties of the Borrower or any Subsidiary have been materially and adversely affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Property or cancellation of contracts, permits or concessions by any Governmental Authority, riot, activities of armed forces or acts of God or of any public enemy.

          Section 7.03  Litigation.  Except as disclosed to the Lenders in
                        ----------
Schedule 7.03 hereto, at the Closing Date there is no litigation, legal,
--------------
administrative or arbitral proceeding, investigation or other action of any nature pending or, to the knowledge of the Obligors threatened against or affecting the Obligors or any Subsidiary which involves the possibility of any judgment or liability against any Obligor or any Subsidiary not fully covered by insurance (except for normal deductibles), and which would have a Material Adverse Effect.

          Section 7.04  No Breach.  Neither the execution and delivery of the
                        ---------
Loan Documents, nor compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent which has not been obtained as of the Closing Date under, the respective charter or by-laws of the Obligors or any Subsidiary, or any Governmental Requirement or any agreement or instrument to which any Obligor or any Subsidiary is a party or by which it is bound or to which it or its Properties are subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of the Obligor or any Subsidiary pursuant to the terms of any such agreement or instrument other than the Liens created by the Loan Documents.

          Section 7.05  Authority.  Each Obligor and each Subsidiary has all
                        ---------
necessary corporate power and authority to execute, deliver and perform its obligations under the Loan Documents to which it is a party; and the execution, delivery and performance by each Obligor and each Subsidiary of the Loan Documents to which it is a party, have been duly authorized by all necessary corporate action on its part; and the Loan Documents constitute the legal, valid and binding obligations of each Obligor, enforceable in accordance with their terms.

          Section 7.06  Approvals.  No authorizations, approvals or consents of,
                        ---------
and no filings or registrations with, any Governmental Authority or any other Person are necessary for the execution, delivery or performance by any Obligor of the Loan Documents to which it is a party or for the validity or enforceability thereof, except for the recording and filing of the Security Instruments as required by this Agreement.

          Section 7.07  Use of Loans.  The proceeds of the Loans shall be used
                        ------------
(i) to refinance the Prior Debt and (ii) for working capital and capital expenditures for the development of Oil and Gas Properties and the acquisition of Oil and Gas Properties and related assets. The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board of Governors of the Federal Reserve System) and no part of the proceeds of any Loan hereunder will be used to buy or carry any margin stock.

           Section 7.08  ERISA.
                         -----

          (a) Each Obligor, each Subsidiary and each ERISA Affiliate have complied in all material respects with ERISA and, where applicable, the Code regarding each Plan.

          (b) Each Plan is, and has been, maintained in substantial compliance with ERISA and, where applicable, the Code.

          (c) No act, omission or transaction has occurred which could result in imposition on any Obligor, any Subsidiary or any ERISA Affiliate (whether directly or indirectly) of (i) either a civil penalty assessed pursuant to section 502(c), (i) or (l) of ERISA or a tax imposed pursuant to Chapter 43 of Subtitle D of the Code or (ii) breach of fiduciary duty liability damages under section 409 of ERISA.

          (d) No Plan (other than a defined contribution plan) or any trust created under any such Plan has been terminated since September 2, 1974.
     No liability to the PBGC (other than
     for the payment of current premiums which are not past due) by any Obligor, any Subsidiary or any ERISA Affiliate has been or is expected by any Obligor, any Subsidiary or any ERISA Affiliate to be incurred with respect to any Plan. No ERISA Event with respect to any Plan has occurred.

          (e) Full payment when due has been made of all amounts which any Obligor, any Subsidiary or any ERISA Affiliate is required under the terms of each Plan or applicable law to have paid as contributions to such Plan, and no accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Plan.

          (f) The actuarial present value of the benefit liabilities under each Plan which is subject to Title IV of ERISA does not, as of the end of each Obligor's most recently ended fiscal year, exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA.

          (g) None of the Obligors, any Subsidiary or any ERISA Affiliate sponsors, maintains, or contributes to an employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by an Obligor, a Subsidiary or any ERISA Affiliate in its sole discretion at any time without any material liability.

          (h) None of the Obligors, any Subsidiary or any ERISA Affiliate sponsors, maintains or contributes to, or has at any time in the preceding six calendar years, sponsored, maintained or contributed to, any Multiemployer Plan.

          (i) None of the Obligors, any Subsidiary or any ERISA Affiliate is required to provide security under section 401(a)(29) of the Code due to a Plan amendment that results in an increase in current liability for the Plan.

          Section 7.09  Taxes.  Except as set out in Schedule 7.09, each Obligor
                        -----                        -------------
and its Subsidiaries has filed all United States Federal income tax returns and all other tax returns which are required to be filed by them and have paid all material taxes due pursuant to such returns or pursuant to any assessment received by any Obligor or any Subsidiary. The charges, accruals and reserves on the books of each Obligor and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Borrower, adequate. No tax lien has been filed and, to the knowledge of the Obligors, no claim is being asserted with respect to any such tax, fee or other charge.

          Section 7.10  Titles, etc.
                        -----------

          (a) Except as set out in Schedule 7.10, each of the Obligors and its
                                   -------------
     Subsidiaries has good and defensible title to its material (individually or in the aggregate) Properties, free and clear of all Liens, except Liens permitted by Section 9.02. Except as set forth in Schedule 7.10, after
                                                       -------------
     giving full effect to the Excepted Liens, each Obligor owns the net interests in production attributable to its Hydrocarbon Interests reflected in the most recently delivered Reserve Report and the ownership of such Properties shall not in any material respect obligate such Obligor to bear the costs and expenses relating to the maintenance, development and operations of each such Property in an amount in excess of the working interest of each Property set forth in the most recently delivered Reserve Report. All information contained in the most recently delivered Reserve Report is true and correct in all material respects as of the date thereof.

          (b) All leases and agreements necessary for the conduct of the business of each Obligor and its Subsidiaries are valid and subsisting, in full force and effect and there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such lease or leases, which would affect in any material respect the conduct of the business of any Obligor and its Subsidiaries.

          (c) The rights, Properties and other assets presently owned, leased or licensed by each Obligor and its Subsidiaries including, without limitation, all easements and rights of way, include all rights, Properties and other assets necessary to permit each Obligor and its Subsidiaries to conduct its business in all material respects in the same manner as its business has been conducted prior to the Closing Date.

          (d) All of the assets and Properties of each Obligor and its Subsidiaries which are reasonably necessary for the operation of its business are in good working condition and are maintained in accordance with prudent business standards.

          Section 7.11  No Material Misstatements.  No written information,
                        -------------------------
statement, exhibit, certificate, document or report furnished to the Agent and the Lenders (or any of them) by any Obligor or any Subsidiary in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not materially misleading in the light of the circumstances in which made and with respect to the Obligors and their Subsidiaries taken as a whole. There is no fact peculiar to any Obligor or any Subsidiary which has a Material Adverse Effect or in the future is reasonably likely to have (so far as the Obligors can now foresee) a Material Adverse Effect and which has not been set forth in this Agreement or the other documents, certificates and statements furnished to the Agent by or on behalf of the Obligors or any Subsidiary prior to, or on, the Closing Date in connection with the transactions contemplated hereby.

          Section 7.12  Investment Company Act.  None of the Obligors nor any
                        ----------------------
Subsidiary is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          Section 7.13  Public Utility Holding Company Act.  None of the
                        ----------------------------------
Obligors nor any Subsidiary is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          Section 7.14  Subsidiaries.  Except as set forth on Schedule 7.14,
                        ------------                          -------------
the Obligors have no Subsidiaries.

          Section 7.15  Location of Business and Offices.   Each Obligor's
                        --------------------------------
principal place of business and chief executive offices are located at the address stated on the signature page of this Agreement. The principal place of business and chief executive office of each Subsidiary are located at the addresses stated on Schedule 7.14.
                    -------------

          Section 7.16  Defaults.  None of the Obligors nor any Subsidiary is in
                        --------
default nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under any material agreement or instrument to which any Obligor or any Subsidiary is a party or by which any Obligor or any Subsidiary is bound which default would have a Material Adverse Effect. No Default hereunder has occurred and is continuing.

          Section 7.17  Environmental Matters.  Except (i) as provided in
                        ---------------------
Schedule 7.17 or (ii) as would not have a Material Adverse Effect (or with
-------------
respect to (c), (d) and (e) below, where the failure to take such actions would not have a Material Adverse Effect):

          (a) Neither any Property of any Obligor or any Subsidiary nor the operations conducted thereon violate any order or requirement of any court or Governmental Authority or any Environmental Laws;

          (b) Without limitation of clause (a) above, no Property of any Obligor or any Subsidiary nor the operations currently conducted thereon or, to the best knowledge of the Obligors, by any prior owner or operator of such Property or operation, are in violation of or subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Authority or to any remedial obligations under Environmental Laws;

          (c) All notices, permits, licenses or similar authorizations, if any, required to be obtained or filed in connection with the operation or use of any and all Property of the Obligors and each Subsidiary, including without limitation past or present treatment, storage, disposal or release of a hazardous substance or solid waste into the environment, have been duly obtained or filed, and the Obligors and each Subsidiary are in compliance with the terms and conditions of all such notices, permits, licenses and similar authorizations;

          (d) All hazardous substances, solid waste, and oil and gas exploration and production wastes, if any, generated at any and all Property of any Obligor or any Subsidiary have in the past been transported, treated and disposed of in accordance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and, to the best knowledge of the Obligors, all such transport carriers and treatment and disposal facilities have been and are operating in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and are not the subject of any existing, pending or threatened action, investigation or inquiry by any Governmental Authority in connection with any Environmental Laws;

          (e) The Obligors have taken all steps reasonably necessary to determine and have determined that no hazardous substances, solid waste, or oil and gas exploration and production wastes, have been disposed of or otherwise released and there has been no threatened release of any hazardous substances on or to any Property of any Obligor or any Subsidiary except in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment;

          (f) To the extent applicable, all Property of the Obligors and each Subsidiary currently satisfies all design, operation, and equipment requirements imposed by the OPA or scheduled as of the Closing Date to be imposed by OPA during the term of this Agreement, and the Obligors do not have any reason to believe that such Property, to the extent subject to OPA, will not be able to maintain compliance with the OPA requirements during the term of this Agreement; and

          (g) None of the Obligors nor any Subsidiary has any known contingent liability in connection with any release or threatened release of any oil, hazardous substance or solid waste into the environment.

          Section 7.18  Compliance with the Law.  None of the Obligors nor any
                        -----------------------
Subsidiary has violated any Governmental Requirement or failed to obtain any license, permit, franchise or other governmental authorization necessary for the ownership of any of its Properties or the conduct of its business, which violation or failure would have (in the event such violation or failure were asserted by any Person through appropriate action) a Material Adverse Effect. Except for such acts or failures to act as would not have a Material Adverse Effect, the Oil and Gas Properties of the Obligors (and properties unitized therewith) have been maintained, operated and developed in a good and workmanlike manner and in conformity with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in conformity with the provisions of all leases, subleases or other contracts comprising a part of the Hydrocarbon Interests and other contracts and agreements forming a part of such Oil and Gas Properties; specifically in this connection, (i) after the Closing Date, no Oil and Gas Property of any Obligor is subject to having allowable production reduced below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) prior to the Closing Date and (ii) none of the wells comprising a part of the Oil and Gas Properties of any Obligor (or properties unitized therewith) are deviated from the vertical more than the maximum permitted by applicable laws, regulations, rules and orders, and such wells are, in fact, bottomed under and are producing from, and the well bores are wholly within, such Oil and Gas Properties (or in the case of wells located on properties unitized therewith, such unitized properties).

          Section 7.19  Insurance.  Schedule 7.19 attached hereto contains an
                        ---------   -------------
accurate and complete description of all material policies of fire, liability, workers' compensation and other forms of insurance owned or held by the Obligors and each Subsidiary. All such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the date of the closing have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such policies are sufficient for compliance with all requirements of law and of all agreements to which any Obligor or any Subsidiary is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage in at least such amounts and against at least such risks (but including in any event public liability) as are usually insured against in the same general area by companies engaged in the same or a similar business for the assets and operations of the Obligors and each Subsidiary; will remain in full force and effect through the respective dates set forth in Schedule 7.19 without the payment of additional premiums; and will not
         -------------
in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement. Schedule 7.19 identifies all material risks, if
                                -------------
any, which each Obligor and its Subsidiaries and their respective Board of Directors or officers have designated as being self insured. None of the Obligors nor any Subsidiary has been refused any insurance with respect to its assets or operations, nor has its coverage been limited below usual and customary policy limits, by an insurance carrier to which it has applied for any such insurance or with which it has carried insurance during the last three years.

          Section 7.20  Hedging Agreements.  Schedule 7.20 sets forth, as of the
                        ------------------  --------------
Closing Date, a true and complete list of all Hedging Agreements (including commodity price swap agreements, forward agreements or contracts of sale which provide for prepayment for deferred shipment or delivery of oil, gas or other commodities) of the Obligors and each Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied), and the counter party to each such agreement.

          Section 7.21  Restriction on Liens.  None of the Obligors nor any of
                        --------------------
their Subsidiaries is a party to any agreement or arrangement (other than this Agreement and the Security Instruments), or subject to any order, judgment, writ or decree, which either restricts or purports to restrict its ability to grant Liens to other Persons on or in respect of their respective assets or Properties.

          Section 7.22  Material Agreements. Set forth on Schedule 7.22 hereto
                        -------------------               -------------
is a complete and correct list of all material agreements, leases, indentures, purchase agreements, obligations in respect of letters of credit, guarantees, joint venture agreements, and other instruments in effect or to be in effect as of the Closing Date (other than Hedging Agreements) providing for, evidencing, securing or otherwise relating to any Debt of any Obligor or any of its Subsidiaries, and all obligations of any Obligor or any Subsidiaries to issuers of surety or appeal bonds issued for account of any Obligor or any such Subsidiary, and such list correctly sets forth the names of the debtor or lessee and creditor or lessor with respect to the Debt or lease obligations outstanding or to be outstanding and the Property subject to any Lien securing such Debt or lease obligation. Also set forth on Schedule 7.22 hereto is a complete and
                                     -------------
correct list of all material agreements and other instruments (excluding any such agreements and other instruments that are cancellable upon 60 or less days notice) of each Obligor and its Subsidiaries relating to the purchase, transportation by pipeline, gas processing, marketing, sale and supply of natural gas and other Hydrocarbons, but in any event, any such agreement or other instrument that will account for more than 10% of the sales of the Obligors' and their Subsidiaries during the Borrower's current fiscal year. The Borrower has heretofore delivered, or caused to be delivered, to the Agent and the Lenders a complete and correct copy of all such material credit agreements, indentures, purchase agreements, contracts, letters of credit, guarantees, joint venture agreements, or other instruments, including any modifications or supplements thereto, as in effect on the Closing Date.

          Section 7.23  Gas Imbalances.  As of the Closing Date, except as set
                        --------------
forth on Schedule 7.23 or on the most recent certificate delivered pursuant to
         -------------
Section 8.07(c), on a net basis there are no gas imbalances, take or pay or other prepayments with respect to the Obligors' Oil and Gas Properties which would require the Obligors to deliver, in the aggregate, five percent (5%) or more of the monthly production from Hydrocarbons produced from their Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor.

                                 ARTICLE VIII

                             Affirmative Covenants

     Each of the Obligors covenants and agrees that, so long as any of the Commitments are in effect and until payment in full of all Loans hereunder, all interest thereon and all other amounts payable by the Obligors hereunder:

          Section 8.01  Reporting Requirements.  The Obligors shall deliver, or
                        ----------------------
shall cause to be delivered, to the Agent with sufficient copies of each for the
Lenders:

          (a) Annual Financial Statements.  As soon as available and in any
              ---------------------------
     event within 105 days after the end of each fiscal year of the Borrower, the audited consolidated and unaudited consolidating statements of income, stockholders' equity, changes in financial position and cash flow of the Borrower and its Consolidated Subsidiaries for such fiscal year, and the related consolidated and consolidating balance sheets of the Borrower and its Consolidated Subsidiaries as at the end of such fiscal year, and setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by the related opinion of independent public accountants of recognized national standing acceptable to the Agent which opinion shall state that said financial statements fairly present the consolidated and consolidating financial condition and results of operations of the Borrower and its Consolidated Subsidiaries as at the end of, and for, such fiscal year and that such financial statements have been prepared in accordance with GAAP, except for such changes in such principles with which the independent public accountants shall have concurred and such opinion shall not contain a "going concern" or like qualification or exception, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default.

          (b) Quarterly Financial Statements.  As soon as available and in any
              ------------------------------
     event within 50 days after the end of each of the first three fiscal quarterly periods of each fiscal year of the Borrower, consolidated and consolidating statements of income, stockholders' equity, changes in financial position and cash flow of the Borrower and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated and consolidating balance sheets as at the end of such period, and setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, accompanied by the certificate of a Responsible Officer, which certificate shall state that said financial statements fairly present the consolidated and consolidating financial condition and results of operations of the Borrower and its Consolidated Subsidiaries in accordance with GAAP, as at the end of, and for, such period (subject to normal year-end audit adjustments).

          (c) Notice of Default, Etc.  Promptly after any Obligor knows that any
              -----------------------
     Default or any Material Adverse Effect has occurred, a notice of such Default or Material Adverse Effect, describing the same in reasonable detail and the action the Borrower or any Guarantor proposes to take with respect thereto.

          (d) Other Accounting Reports.  Promptly upon receipt thereof, a copy
              ------------------------
     of each other report or letter submitted to the Borrower or any Subsidiary by independent accountants in connection with any annual, interim or special audit made by them of the books of the Borrower and its Subsidiaries, and a copy of any response by the Borrower or any Subsidiary of the Borrower, or the Board of Directors of the Borrower or any Subsidiary of the Borrower, to such letter or report.

          (e) SEC Filings, Etc.  Promptly upon its becoming available, each
              -----------------
     financial statement, report, notice or proxy statement sent by the Borrower to stockholders generally and each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by the Borrower with or received by the Borrower in connection therewith from any securities exchange or the SEC or any successor agency.

          (f) Notices Under Other Loan Agreements.  Promptly after the
              -----------------------------------
     furnishing thereof, copies of any statement, report or notice furnished to any Person pursuant to the terms of any indenture, loan or credit or other similar agreement, other than this Agreement and not otherwise required to be furnished to the Lenders pursuant to any other provision of this Section 8.01.

          (g) Other Matters.  From time to time such other information regarding
              -------------
     the business, affairs or financial condition of any Obligor or any Subsidiary (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as any Lender or the Agent may reasonably request.

          (h) Hedging Agreements.  As soon as available and in any event within
              ------------------
     fifteen Business Days after the last day of each fiscal quarter, a report, in form and substance satisfactory to the Agent, setting forth as of the last Business Day of such fiscal quarter a true and complete list of all Hedging Agreements (including commodity price swap agreements, forward agreements or contracts of sale which provide for prepayment for deferred shipment or delivery of oil, gas or other commodities) of the Obligors and each Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value therefor, any new credit support agreements relating thereto not listed on Schedule 7.20, any margin required or supplied under
                           -------------
     any credit support document, and the counter party to each such agreement.

The Borrower will furnish to the Agent, at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate substantially in the form of Exhibit C executed by a Responsible Officer (i)
                             ---------
certifying as to the matters set forth therein and stating that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail), and (ii) setting forth in reasonable detail the computations necessary to determine whether the Borrower is in compliance with Sections 9.12, 9.13, 9.14, and 9.15 as of the end of the respective fiscal quarter or fiscal year.

          Section 8.02  Litigation.  The Obligors shall promptly give to the
                        ----------
Agent notice of: (i) all legal or arbitral proceedings, and of all proceedings before any Governmental Authority affecting any Obligor or any Subsidiary, except proceedings which, if adversely determined, would not reasonably be expected to have a Material Adverse Effect, and (ii) any litigation or proceeding against or adversely affecting any Obligor or any Subsidiary in which the amount claimed exceeds $500,000 and is not covered in full by insurance (subject to normal and customary deductibles and for which the insurer has not assumed the defense), or in which injunctive or similar relief is sought. Each Obligor will, and will cause each of its Subsidiaries to, promptly notify the Agent and each of the Lenders of any claim, judgment, Lien or other encumbrance affecting any Property of such Obligor or any Subsidiary if the value of the claim, judgment, Lien, or other encumbrance affecting such Property shall exceed $500,000.

          Section 8.03  Maintenance, Etc.
                        -----------------

          (a) Generally.  Each Obligor shall and shall cause each of its
              ---------
     Subsidiaries to: preserve and maintain its corporate existence and all of its material rights, privileges and franchises; keep books of record and account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and activities; comply with all Governmental Requirements if failure to comply with such requirements will have a Material Adverse Effect; pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; upon reasonable notice, permit representatives of the Agent or any Lender, during normal business hours, to examine, copy and make extracts from its books and records, to inspect its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Lender or the Agent (as the case may be); and keep, or cause to be kept, insured by financially sound and reputable insurers all Property of a character usually insured by Persons engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such Persons and carry such other insurance as is usually carried by such Persons including, without limitation, environmental risk insurance to the extent reasonably available.

          (b) Proof of Insurance.  Contemporaneously with the delivery of the
              ------------------
     financial statements required by Section 8.01(a) to be delivered for each year, the Borrower will furnish or cause to be furnished to the Agent and the Lenders a certificate of insurance coverage from the insurer in form and substance satisfactory to the Agent and, if requested, will furnish the Agent and the Lenders copies of the applicable policies.

          (c) Oil and Gas Properties.  Each Obligor will and will cause each of
              ----------------------
     its Subsidiaries to, at its own expense, do or cause to be done all things reasonably necessary to preserve and keep in good repair, working order and efficiency all of its Oil and Gas Properties and other material Properties including, without limitation, all equipment, machinery and facilities, and from time to time will make all the reasonably necessary repairs, renewals and replacements so that at all times the state and condition of its Oil and Gas Properties and other material Properties will be fully preserved and maintained, except to the extent a portion of such Properties is no longer capable of producing Hydrocarbons in economically reasonable amounts. Each Obligor will and will cause each of its Subsidiaries to promptly: (i) pay and discharge, or make reasonable and customary efforts to cause to be paid and discharged, all delay rentals, royalties, expenses and indebtedness accruing under the leases or other agreements affecting or pertaining to its Oil and Gas Properties (other than Old LaTex Payables), (ii) perform or make reasonable and customary efforts to cause to be performed, in accordance with industry standards, the obligations required by each and all of the assignments, deeds, leases, sub-leases, contracts and agreements affecting its interests in its Oil and Gas Properties and other material Properties, (iii) will and will cause each Subsidiary to do all other things necessary to keep unimpaired, except for Liens described in Section 9.02, its rights with respect to its Oil and Gas Properties and other material Properties and prevent any forfeiture thereof or a default thereunder, except to the extent a portion of such Properties is no longer capable of producing Hydrocarbons in economically reasonable amounts and except for Transfers permitted by Section 9.16. Each Obligor will and will cause each of its Subsidiaries to operate its Oil and Gas Properties and other material Properties or cause or make reasonable and customary efforts to cause such Oil and Gas Properties and other material Properties to be operated in a careful and efficient manner in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance in all material respects with all Governmental Requirements.

          Section 8.04  Environmental Matters.
                        ---------------------

          (a) Establishment of Procedures.  The Obligors will and will cause
              ---------------------------
     each of their Subsidiaries to establish and implement such procedures as may be reasonably necessary to continuously determine and assure that any failure of the following does not have a Material Adverse Effect: (i) all Property of the Obligors and their Subsidiaries and the operations conducted thereon and other activities of the Obligors and their Subsidiaries are in compliance with and do not violate the requirements of any Environmental Laws, (ii) no oil, hazardous substances or solid wastes are disposed of or otherwise released on or to any Property owned by any such party except in compliance with Environmental Laws, (iii) no hazardous substance will be released on or to any such Property in a quantity equal to or exceeding that quantity which requires reporting pursuant to Section 103 of CERCLA, and (iv) no oil, oil and gas exploration and production wastes or hazardous substance is released on or to any such Property so as to pose an imminent and substantial endangerment to public health or welfare or the environment.

          (b) Notice of Action.  The Obligors will promptly notify the Agent and
              ----------------
     the Lenders in writing of any threatened action, investigation or inquiry by any Governmental Authority of which any Obligor has knowledge in connection with any Environmental Laws, excluding routine testing and corrective action.

          (c) Future Acquisitions.  The Obligors will and will cause each of
              -------------------
     their Subsidiaries to provide environmental audits and tests in accordance with American Society for Testing and Materials standards as reasonably requested by the Agent and the Lenders (or as otherwise required to be obtained by the Agent or the Lenders by any Governmental Authority) in connection with any future acquisitions of Oil and Gas Properties or other material Properties.

          Section 8.05  Further Assurances.  The Obligors will and will cause
                        ------------------
each of their Subsidiaries to cure promptly any defects in the creation and issuance of the Notes and the execution and delivery of the Security Instruments and this Agreement. The Obligors at their expense will and will cause each Subsidiary to promptly execute and deliver to the Agent upon request all such other documents, agreements and instruments to comply with or accomplish the covenants and agreements of the Obligors or any Subsidiary, as the case may be, in any Loan Document, or to further evidence and more fully describe the collateral intended as security for the Notes, or to correct any omissions in any Loan Document, or to state more fully the security obligations set out herein or in any Loan Document, or to perfect, protect or preserve any Liens created pursuant to any of the Security Instruments, or to make any recordings, to file any notices or obtain any consents, all as may be necessary or appropriate in connection therewith.

          Section 8.06  Performance of Obligations. The Borrower will pay the
                        --------------------------
Notes according to the reading, tenor and effect thereof; and the Obligors will and will cause each of their Subsidiaries to do and perform every act and discharge all of the obligations to be performed and discharged by them under this Agreement and any other Loan Document, at the time or times and in the manner specified.

          Section 8.07  Engineering Reports.
                        -------------------

          (a) Not less than 30 days prior to each Scheduled Redetermination Date, commencing with the Scheduled Redetermination Date to occur on or around August 1, 2000, the Borrower and/or the Guarantors shall furnish to the Agent and the Lenders a Reserve Report. The May 1 Reserve Report of each year shall be prepared by certified independent petroleum engineers or other independent petroleum consultant(s) acceptable to the Agent and the November 1 Reserve Report of each year shall be prepared by or under the supervision of the chief engineer of the Obligors and for which a Responsible Officer shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the immediately proceeding May 1 Reserve Report.

          (b) In the event of an unscheduled redetermination, the Borrower and/or the Guarantors shall furnish to the Agent and the Lenders a Reserve Report prepared by or under the supervision of the chief engineer of the Obligors together with the certificate of a Responsible Officer who shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the immediately preceding Reserve Report. For any unscheduled redetermination requested by the Lenders or the Borrower pursuant to Section 2.08(d)), the Borrower and/or the Guarantors shall provide such Reserve Report with an "as of" date as required by the Lenders as soon as possible, but in any event no later than 30 days following the receipt of the request by the Agent.

          (c) With the delivery of each Reserve Report, the Borrower shall provide, or cause to be provided, to the Agent and the Lenders, a certificate from a Responsible Officer certifying that, to the best of his knowledge and in all material respects: (i) the information contained in the Reserve Report and any other information delivered in connection therewith is true and correct, (ii) the Guarantors own good and defensible title to the Oil and Gas Properties evaluated in such Reserve Report and such Properties are free of all Liens except for Liens permitted by Section 9.02, (iii) except as set forth on an exhibit to the certificate, on a net basis there are no gas imbalances, take or pay or other prepayments with respect to its Oil and Gas Properties evaluated in such Reserve Report which would require any Obligor to deliver Hydrocarbons produced from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor,
     (iv) none of its Oil and Gas Properties have been sold since the date of the last Borrowing Base determination except as set forth on an exhibit to the certificate, which certificate shall list all of its Oil and Gas Properties sold and in such detail as reasonably required by the Majority Lenders, (v) attached to the certificate is a list of its Oil and Gas Properties added to and deleted from the immediately prior Reserve Report and a list showing any change in working interest or net revenue interest in its Oil and Gas Properties occurring and the reason for such change,
     (vi) attached to the certificate is a list of all Persons disbursing proceeds to the Guarantors from their Oil and Gas Properties and (vii) except as set forth on a schedule attached to the certificate all of the Oil and Gas Properties evaluated by such Reserve Report are Mortgaged Property.

          Section 8.08  Title Information.
                        -----------------

          (a)  Delivery. On or before the delivery to the Agent and the Lenders
               --------
     of each Reserve Report required by Section 8.07(a), the Obligors will deliver, or cause to be delivered, title information in form and substance acceptable to the Agent covering enough of the Oil and Gas Properties evaluated by such Reserve Report that were not included in the immediately preceding Reserve Report, so that the Agent shall have received together with title information previously delivered to the Agent, satisfactory title information on at least 80% of the value of the Oil and Gas Properties evaluated by such Reserve Report.

          (b)  Cure of Title Defects.  The Obligors shall cure, or cause to be
               ---------------------
     cured, any title defects or exceptions which are not Excepted Liens raised by such information, or substitute acceptable Mortgaged Properties with no title defects or exceptions except for Excepted Liens covering Mortgaged Properties of an equivalent value, within 90 days after a request by the Agent or the Lenders to cure such defects or exceptions.

          (c)  Failure to Cure Title Defects. If the Obligors are unable to cure
               -----------------------------
     any title defect requested by the Agent or the Lenders to be cured within the 90-day period or the Obligors do not comply with the requirements to provide acceptable title information covering 80% of the value of the Oil and Gas Properties evaluated in the most recent Reserve Report, such default shall not be a Default or an Event of Default, but instead the Agent and the Lenders shall have the right to exercise the following remedy in their sole discretion from time to time, and any failure to so exercise this remedy at any time shall not be a waiver as to future exercise of the remedy by the Agent or the Lenders. To the extent that the Agent or the Lenders are not satisfied with title to any Mortgaged Property after the time period in Section 8.08(b) has elapsed, such unacceptable Mortgaged Property shall not count towards the 80% requirement, and the Agent may send a notice to the Borrower and the Lenders that the then outstanding Borrowing Base shall be reduced by an amount as determined by all of the Lenders to cause the Obligors to be in compliance with the requirement to provide acceptable title information on 80% of the value of the Oil and Gas Properties. This new Borrowing Base shall become effective immediately after receipt of such notice.

          Section 8.09  Additional Collateral.
                        ---------------------

          (a)  Lien in Acquired Oil and Gas Properties.  Should any Obligor
               ---------------------------------------
     acquire any additional Oil and Gas Properties, such Obligor will grant to the Agent as security for the Indebtedness a first-priority Lien interest (subject only to Excepted Liens) on such Obligor's interest in any Oil and Gas Properties not already subject to a Lien of the Security Instruments, which Lien will be created and perfected by and in accordance with the provisions of mortgages, deeds of trust, security agreements and financing statements, or other Security Instruments, all in form and substance satisfactory to the Agent in its sole discretion and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes.

          (b)  Title Information.  Concurrently with the granting of the Lien or
               -----------------
     other action referred to in Section 8.07(a) above, the Borrower or such Obligor will provide to the Agent title information in form and substance satisfactory to the Agent in its sole discretion with respect to such Obligor's interests in such Oil and Gas Properties.

          (c)  Legal Opinions.  Also, promptly after the filing of any new
               --------------
     Security Instrument in any state, upon the reasonable request of the Agent, the Obligors will provide, or cause to be provided, to the Agent an opinion addressed to the Agent for the benefit of the Lenders in form and substance satisfactory to the Agent in its sole discretion from counsel acceptable to Agent, stating that the Security Instrument is valid, binding and enforceable in accordance with its terms and in legally sufficient form for such jurisdiction.

          Section 8.10  ERISA Information and Compliance. The Obligors will
                        --------------------------------
promptly furnish and will cause the Subsidiaries and any ERISA Affiliate to promptly furnish to the Agent with sufficient copies to the Lenders (i) promptly after the filing thereof with the United States Secretary of Labor, the Internal Revenue Service or the PBGC, copies of each annual and other report with respect to each Plan or any trust created thereunder, (ii) immediately upon becoming aware of the occurrence of any ERISA Event or of any "prohibited transaction," as described in section 406 of ERISA or in section 4975 of the Code, in connection with any Plan or any trust created thereunder, a written notice signed by a Responsible Officer specifying the nature thereof, what action the Obligors, the Subsidiary or the ERISA Affiliate is taking or proposes to take with respect thereto, and, when known, any action taken or proposed by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto, and (iii) immediately upon receipt thereof, copies of any notice of the PBGC's intention to terminate or to have a trustee appointed to administer any Plan. With respect to each Plan (other than a Multiemployer Plan), the Obligors will, and will cause each Subsidiary and ERISA Affiliate to, (i) satisfy in full and in a timely manner, without incurring any late payment or underpayment charge or penalty and without giving rise to any lien, all of the contribution and funding requirements of section 412 of the Code (determined without regard to subsections (d), (e), (f) and (k) thereof) and of section 302 of ERISA (determined without regard to sections 303, 304 and 306 of ERISA), and (ii) pay, or cause to be paid, to the PBGC in a timely manner, without incurring any late payment or underpayment charge or penalty, all premiums required pursuant to sections 4006 and 4007 of ERISA.

          Section 8.11  Hedging Agreements for East Irish Sea Properties. Difco
                        ------------------------------------------------
shall maintain Hedging Agreements, in form and substance reasonably satisfactory to the Agent, pursuant to which at least 50% of the "sweet" gas production from the East Irish Sea Properties is hedged for a period of at least five months after the Closing Date for a net realized price of not less than 10.5 pence per therm.

          Section 8.12  East Irish Sea Properties Consents. The Borrower shall
                        ----------------------------------
obtain or shall cause to be obtained, to the satisfaction of the Agent, within 45 days after the Closing Date, all consents required for the charge by Difco in favor of the Agent of the East Irish Sea Properties pursuant to the Restatement and Amendment of Charge dated as of even date herewith between the Agent and Difco.


                                  ARTICLE IX

                              Negative Covenants

     The Obligors covenant and agree that, so long as any of the Commitments are in effect and until payment in full of Loans hereunder, all interest thereon and all other amounts payable by the Obligors hereunder, without the prior written consent of the Majority Lenders:

          Section 9.01  Debt.  None of the Obligors nor any Subsidiary will
                        ----
incur, create, assume or permit to exist any Debt, except:

          (a) the Notes or other Indebtedness or any guaranty of or suretyship arrangement for the Notes or other Indebtedness;

          (b)  Debt of the Borrower disclosed in Schedule 9.01, and any renewals
                                                 -------------
     or extensions (but not increases) thereof;

          (c) accounts payable (for the deferred purchase price of Property or services) from time to time incurred in the ordinary course of business which, if greater than 90 days past the invoice or billing date, are being contested in good faith by appropriate proceedings if reserves adequate under GAAP shall have been established therefor;

          (d) Debt under capital leases (as required to be reported on the financial statements of the Borrower pursuant to GAAP) not to exceed $500,000;

          (e) Debt associated with bonds or surety obligations required by Governmental Requirements in connection with the operation of any Obligor's Oil and Gas Properties;

          (f) Debt of the Obligors and their Subsidiaries under Hedging Agreements covering oil and gas production of the Obligors or their Subsidiaries; provided, however, that such Hedging Agreements shall not in
                   --------  -------
     the aggregate cover more than seventy percent (70%) of projected proved developed producing reserves of the Obligors for each individual period covered by such Hedging Agreements and no such Hedging Agreement shall exceed a term of 24 months;

          (g)  Subordinated Debt; and

          (h)  Old LaTex Payables

          Section 9.02  Liens.  None of the Obligors nor any Subsidiary will
                        -----
create, incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except:

          (a)  Liens securing the payment of any Indebtedness;

          (b)  Excepted Liens;

          (c) Liens securing leases allowed under Section 9.01(d), but only on the Property under lease;

          (d)  Liens disclosed on Schedule 9.02; and
                                  -------------

          (e) Liens on cash or securities of the Borrower securing the Debt described in Section 9.01(e).

          Section 9.03  Investments, Loans and Advances.  None of the Obligors
                        -------------------------------
nor any Subsidiary will make or permit to remain outstanding any loans or advances to or investments in any Person, except that the foregoing restriction shall not apply to:

          (a) investments, loans or advances reflected in the Financial Statements or which are disclosed to the Lenders in Schedule 9.03;
                                                         -------------

          (b)  accounts receivable arising in the ordinary course of business;

          (c) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within one year from the date of creation thereof;

          (d) commercial paper maturing within one year from the date of creation thereof rated in the highest grade by Standard & Poor's Corporation or Moody's Investors Service, Inc.;

          (e) deposits maturing within one year from the date of creation thereof with, including certificates of deposit issued by, any Lender or any office located in the United States of any other bank or trust company which is organized under the laws of the United States or any state thereof, has capital, surplus and undivided profits aggregating at least $100,000,000.00 (as of the date of such Lender's or bank or trust company's most recent financial reports) and has a short term deposit rating of no lower than A2 or P2, as such rating is set forth from time to time, by Standard & Poor's Corporation or Moody's Investors Service, Inc., respectively;

          (f) deposits in money market funds investing exclusively in investments described in Section 9.03(c), 9.03(d) or 9.03(e);

          (g)  investments, loans or advances in or to any Guarantor; and

          (h) investments by the Borrower or any Guarantor in direct ownership interests in additional Oil and Gas Properties and gas gathering systems related thereto.

          Section 9.04  Dividends, Distributions and Redemptions.  The Borrower
                        ----------------------------------------
will not declare or pay any dividend, purchase, redeem or otherwise acquire for value any of its stock now or hereafter outstanding, return any capital to its stockholders or make any distribution of its assets to its stockholders; provided, however; the Borrower may pay (i) stock dividends payable on the
--------  -------
Preferred Stock, and (ii) at any time after the second anniversary date of the Closing Date, and if no Default exists or would result therefrom, cash dividends payable on the Preferred Stock.

          Section 9.05  Sales and Leasebacks.  None of the Obligors nor any
                        --------------------
Subsidiary will enter into any arrangement, directly or indirectly, with any Person whereby any Obligor or any Subsidiary shall sell or transfer any of its Property, whether now owned or hereafter acquired, and whereby such Obligor or Subsidiary shall then or thereafter rent or lease as lessee such Property or any part thereof or other Property which such Obligor or Subsidiary intends to use for substantially the same purpose or purposes as the Property sold or transferred.

          Section 9.06  Nature of Business.  None of the Obligors nor any
                        ------------------
Subsidiary will allow any material change to be made in the character of its business as an independent oil and gas exploration and production company.

          Section 9.07  Limitation on Leases.  None of the Obligors nor any
                        --------------------
Subsidiary will create, incur, assume or permit to exist any obligation for the payment of rent or hire of Property of any kind whatsoever (real or personal including capital leases, but excluding leases of Hydrocarbon Interests), under leases or lease agreements which would cause the aggregate amount of all payments made by the Obligors and their Subsidiaries pursuant to all such leases or lease agreements to exceed $500,000 in any period of twelve consecutive calendar months during the life of such leases.

          Section 9.08  Mergers, Etc.  Neither the Borrower nor any Subsidiary
                        -------------
will merge into or with or consolidate with any other Person, or sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property or assets to any other Person, except that Germany Operating Company may merge into Germany Oil Company provided that Germany Oil Company is the survivor and does not assume any material liabilities, contingent or otherwise, as a result.

          Section 9.09  Proceeds of Notes and Letters of Credit.  The Borrower
                        ---------------------------------------
will not permit the proceeds of the Notes or Letters of Credit to be used for any purpose other than those permitted by Section 7.07. Neither the Borrower nor any Person acting on behalf of the Borrower has taken or will take any action which might cause any of the Loan Documents to violate Regulation T, U or X or any other regulation of the Board of Governors of the Federal Reserve System or to violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect.

           Section 9.10  ERISA Compliance.  The Obligors will not at any time:
                         ----------------

          (a) Engage in, or permit any Subsidiary or ERISA Affiliate to engage in, any transaction in connection with which any Obligor, any Subsidiary or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to section 502(c), (i) or (l) of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code;

          (b) Terminate, or permit any Subsidiary or ERISA Affiliate to terminate, any Plan in a manner, or take any other action with respect to any Plan, which could result in any liability to any Obligor, any Subsidiary or any ERISA Affiliate to the PBGC;

          (c) Fail to make, or permit any Subsidiary or ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, any Obligor, a Subsidiary or any ERISA Affiliate is required to pay as contributions thereto;

          (d) Permit to exist, or allow any Subsidiary or ERISA Affiliate to permit to exist, any accumulated funding deficiency within the meaning of
     Section 302 of ERISA or section 412 of the Code, whether or not waived, with respect to any Plan;

          (e) Permit, or allow any Subsidiary or ERISA Affiliate to permit, the actuarial present value of the benefit liabilities under any Plan maintained by any Obligor, any Subsidiary or any ERISA Affiliate which is regulated under Title IV of ERISA to exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA;

          (f) Contribute to or assume an obligation to contribute to, or permit any Subsidiary or ERISA Affiliate to contribute to or assume an obligation to contribute to, any Multiemployer Plan;

          (g) Acquire, or permit any Subsidiary or ERISA Affiliate to acquire, an interest in any Person that causes such Person to become an ERISA Affiliate with respect to any Obligor, any Subsidiary or any ERISA Affiliate if such Person sponsors, maintains or con tributes to, or at any time in the six-year period preceding such acquisition has sponsored, maintained, or contributed to, (1) any Multiemployer Plan, or (2) any other Plan that is subject to Title IV of ERISA under which the actuarial present value of the benefit liabilities under such Plan exceeds the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities;

          (h) Incur, or permit any Subsidiary or ERISA Affiliate to incur, a liability to or on account of a Plan under sections 515, 4062, 4063, 4064, 4201 or 4204 of ERISA;

          (i) Contribute to or assume an obligation to contribute to, or permit any Subsidiary or ERISA Affiliate to contribute to or assume an obligation to contribute to, any employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by such entities in their sole discretion at any time without any material liability; or

          (j) Amend or permit any Subsidiary or ERISA Affiliate to amend, a Plan resulting in an increase in current liability such that any Obligor, any Subsidiary or any ERISA Affiliate is required to provide security to such Plan under section 401(a)(29) of the Code.

          Section 9.11  Sale or Discount of Receivables.  None of the Obligors
                        -------------------------------
nor any Subsidiary will discount or sell (with or without recourse) any of its notes receivable or accounts receivable.

          Section 9.12  Current Ratio.  The Borrower will not permit its ratio
                        -------------
of (i) consolidated current assets (including any unused amount under the Borrowing Base) to (ii) consolidated current liabilities (excluding current maturities of the Notes and Old LaTex Payables) to be less than 1.0 to 1.0 at any time.

          Section 9.13  Tangible Net Worth.  The Borrower will not permit its
                        ------------------
Tangible Net Worth at any time to be less than $50,000,000, plus 50% of positive Consolidated Net Income realized after April 30, 2000, plus 75% of net proceeds realized from any non-redeemable preferred or common stock offerings.

          Section 9.14  Interest Coverage Ratio.  The Borrower will not permit
                        -----------------------
its Interest Coverage Ratio as of the end of any fiscal quarter of the Borrower (calculated quarterly at the end of each fiscal quarter) to be less than the ratio corresponding to the relevant period set forth below:

                 -------------------------------------------
                                                Interest
                  For the Period Ending      Coverage Ratio
                  ---------------------      --------------
                 -------------------------------------------
                      July 31, 2000           1.50 to 1.00
                 -------------------------------------------
                      October 31, 2000        1.75 to 1.00
                 -------------------------------------------
                      January 31, 2001        2.00 to 1.00
                 -------------------------------------------
                      April 30, 2001          2.50 to 1.00
                 -------------------------------------------
                      July 31, 2001           3.00 to 1.00
                 -------------------------------------------
                      October 31, 2001        3.25 to 1.00
                 -------------------------------------------

For purposes of the calculations in this Section 9.14 to be made prior to the first fiscal quarter of 2001, EBITDA and cash interest payments shall be determined by multiplying the sum of each such component for each of the fiscal quarters actually elapsed from and including the second fiscal quarter of 2000 through and including the forth fiscal quarter of 2000 by a fraction, the numerator of which is 4 and the denominator of which is the number of such actually elapsed fiscal quarters.

          Section 9.15  G & A Expenses.  The Borrower will not permit the
                        --------------
general and administrative expenses for the Borrower and its Consolidated Subsidiaries as of the end of any calendar month to exceed (i) $1,000,000 for the immediately preceding three calendar months or (ii) $3,000,000 for the immediately preceding 12 calendar months.

          Section 9.16  Sale of Oil and Gas Properties.  The Obligors will not,
                        ------------------------------
and will not permit any Subsidiary to Transfer any Oil and Gas Property or any interest in any Oil and Gas Property for which value was given in the most recent Borrowing Base redetermination in excess of $500,000 in the aggregate, unless, to the extent necessary, the net proceeds received by any Obligor from any such Transfer are sufficient to and used to eliminate any Borrowing Base Deficiency pursuant to Section 2.07(b) (iii) and no Default exists or would result therefrom.

          Section 9.17  Environmental Matters.  None of the Obligors nor any
                        ---------------------
Subsidiary will cause or permit any of its Property to be in violation of, or do anything or permit anything to be done which will subject any such Property to any remedial obligations under any Environmental Laws, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such Property where such violations or remedial obligations would have a Material Adverse Effect.

          Section 9.18  Transactions with Affiliates.  None of the Obligors nor
                        ----------------------------
any Subsidiary will enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate unless such transactions are otherwise permitted under this Agreement, are in the ordinary course of its business and are upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

          Section 9.19  Subsidiaries.  The Borrower shall not, and shall not
                        ------------
permit any Subsidiary to, create any additional Subsidiaries. The Borrower shall not and shall not permit any Subsidiary to sell or to issue any stock or ownership interest of a Subsidiary, except to the Borrower or any Guarantor and except in compliance with Section 9.03.

          Section 9.20  Negative Pledge Agreements.  None of the Obligors nor
                        --------------------------
any of their Subsidiaries will create, incur, assume or permit to exist any contract, agreement or understanding (other than this Agreement and the Security Instruments) which in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any of its Property or restricts any Subsidiary from paying dividends to the Borrower, or which requires the consent of or notice to other Persons in connection therewith.

          Section 9.21  Gas Imbalances, Take-or-Pay or Other Prepayments.  The
                        ------------------------------------------------
Obligors will not allow gas imbalances, take-or-pay or other prepayments with respect to the Oil and Gas Properties of the Obligors which would require the Obligors to deliver in the aggregate five percent (5%) or more of their Hydrocarbons produced on a monthly basis from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor.

          Section 9.22  Subordinated Debt.  No cash payments shall be made in
                        -----------------
respect of the Subordinated Debt prior to the second anniversary of the Closing Date or otherwise in contravention of the terms and conditions of the Subordination Agreement.

                                   ARTICLE X

                          Events of Default; Remedies

           Section 10.01  Events of Default.  One or more of the following
                          -----------------
events shall constitute an "Event of Default":
                            ----------------

          (a) the Borrower shall default in the payment or prepayment when due of any principal of or interest on any Loan, or any reimbursement obligation for a disbursement made under any Letter of Credit, or any fees or other amount payable by it hereunder or under any Security Instrument; or

          (b) any Obligor or any Subsidiary shall default in the payment when due of any principal of or interest on any of its other Debt aggregating $100,000 or more (excluding Old LaTex Payables), or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Debt shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, such Debt to become due prior to its stated maturity; or

          (c) any representation, warranty or certification made or deemed made herein or in any Security Instrument by any Obligor or any Subsidiary, or any certificate furnished to any Lender or the Agent pursuant to the provisions hereof or any Security Instrument, shall prove to have been false or misleading as of the time made or furnished in any material respect; or

          (d) any Obligor shall default in the performance of any of its obligations under Article IX or any other Article of this Agreement other than under Article VIII; or any Obligor shall default in the performance of any of its obligations under Article VIII or under any Security Instrument to which it is a party (other than the payment of amounts due which shall be governed by Section 10.01(a)) and such default shall continue unremedied for a period of thirty (30) days after the earlier to occur of (i) notice thereof to the Borrower by the Agent or any Lender (through the Agent), or
     (ii) the Borrower otherwise becoming aware of such default; or

          (e) the Borrower shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

          (f) the Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, liquidation or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code, or
     (vi) take any corporate action for the purpose of effecting any of the foregoing; or

          (g) a proceeding or case shall be commenced, without the application or consent of the Borrower, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower of all or any substantial part of its assets, or (iii) similar relief in respect of the Borrower under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composi tion or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days; or (iv) an order for relief against the Borrower shall be entered in an involuntary case under the Federal Bankruptcy Code; or

          (h) a judgment or judgments for the payment of money in excess of $500,000 in the aggregate shall be rendered by a court against the Borrower or any Subsidiary and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof and the Borrower or such Subsidiary shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

          (i) the Security Instruments after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with their terms, or cease to create a valid and perfected Lien of the priority required thereby on any of the collateral purported to be covered thereby, except to the extent permitted by the terms of this Agreement, or any Obligor shall so state in writing; or

          (j)  an event having a Material Adverse Effect shall occur; or

          (k)  a Change of Control occurs; or

          (l) an "Event of Default" as defined thereunder shall occur under any of the documents creating, evidencing or otherwise executed in connection with the Subordinated Debt.

          (m) any Guarantor takes, suffers or permits to exist any of the events or conditions referred to in paragraphs (e), (f), (g) or (h) or if any provision of any guaranty agreement related thereto shall for any reason cease to be valid and binding on Guarantor or if Guarantor shall so state in writing.

          Section 10.02  Remedies.
                         --------

          (a) In the case of an Event of Default other than one referred to in clauses (e), (f) or (g) of Section 10.01 or in clause (l) to the extent it relates to clauses (e), (f) or (g), the Agent, upon request of the Majority Lenders, shall, by notice to the Borrower, cancel the Commitments (in whole or part) and/or declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder and under the Notes (including without limitation the payment of cash collateral to secure the

     LC Exposure as provided in Section 2.10(b)) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

          (b) In the case of the occurrence of an Event of Default referred to in clauses (e), (f) or (g) of Section 10.01 or in clause (l) to the extent it relates to clauses (e), (f) or (g), the Commitments shall be automatically canceled and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder and under the Notes (including without limitation the payment of cash collateral to secure the LC Exposure as provided in Section 2.10(b)) shall become automatically immediately due and payable without presentment, demand, protest, notice of intent to accel erate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

          (c) All proceeds received after maturity of the Notes, whether by acceleration or otherwise shall be applied first to reimbursement of expenses and indemnities provided for in this Agreement and the Security Instruments; second to accrued interest on the Notes; third to fees; fourth pro rata to principal outstanding on the Notes and other Indebtedness; fifth to serve as cash collateral to be held by the Agent to secure the LC Exposure; and any excess shall be paid to the Borrower or as otherwise required by any Governmental Requirement.


                                  ARTICLE XI

                                   The Agent

          Section 11.01  Appointment, Powers and Immunities.  Each Lender hereby
                         ----------------------------------
irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the Security Instruments with such powers as are specifically delegated to the Agent by the terms of this Agreement and the Security Instruments, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in Section 11.05 and the first sentence of
Section 11.06 shall include reference to its Affiliates and its and its Affiliates' officers, directors, employees, attorneys, accountants, experts and agents): (i) shall have no duties or responsibilities except those expressly set forth in the Loan Documents, and shall not by reason of the Loan Documents be a trustee or fiduciary for any Lender; (ii) makes no representation or warranty to any Lender and shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement, or for the value, validity, effectiveness, genuineness, execution, effectiveness, legality, enforceability or sufficiency of this Agreement, any Note or any other document referred to or provided for herein or for any failure by any of the Obligors or any other Person (other than the Agent) to perform any of its obligations hereunder or thereunder or for the existence, value, perfection or priority of any collateral security or the financial or other condition of the Borrower, its Subsidiaries or any other obligor or guarantor; (iii) except pursuant to Section 11.07 shall not be required to initiate or conduct any litigation or collection proceedings hereunder; and (iv) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith including its own ordinary negligence, except for its own gross negligence or willful misconduct. The Agent may employ agents, accountants, attorneys and experts and shall not be responsible for the negligence or misconduct of any such agents, accountants, attorneys or experts selected by it in good faith or any action taken or omitted to be taken in good faith by it in accordance with the advice of such agents, accountants, attorneys or experts. The Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof permitted hereunder shall have been filed with the Agent. The Agent is authorized to release any collateral that is permitted to be sold or released pursuant to the terms of the Loan Documents.

          Section 11.02  Reliance by Agent.  The Agent shall be entitled to rely
                         -----------------
upon any certification, notice or other communication (including any thereof by telephone, telex, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent.

          Section 11.03  Defaults.  The Agent shall not be deemed to have
                         --------
knowledge of the occurrence of a Default (other than the non-payment of principal of or interest on Loans or of fees or failure to reimburse for Letter of Credit drawings) unless the Agent has received notice from a Lender or the Borrower specifying such Default and stating that such notice is a "Notice of Default." In the event that the Agent receives such a notice of the occurrence of a Default, the Agent shall give prompt notice thereof to the Lenders. In the event of a payment Default, the Agent shall give each Lender prompt notice of each such payment Default.

          Section 11.04  Rights as a Lender.   With respect to its Commitments
                         ------------------
and the Loans made by it and its participation in the issuance of Letters of Credit, TD TEXAS (and any successor acting as Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. TD TEXAS (and any successor acting as Agent) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Obligors (and any of their Affiliates) as if it were not acting as the Agent, and TD TEXAS and its Affiliates may accept fees and other consideration from the Obligors for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

          Section 11.05  Indemnification.  The Lenders agree to indemnify the
                         ---------------
Agent and the Issuing Bank ratably in accordance with their Percentage Shares for the Indemnity Matters as described in section 12.03 to the extent not indemnified or reimbursed by the Borrower under section 12.03, but without limiting the obligations of the Borrower under said section 12.03 and for any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent or the Issuing Bank in any way relating to or arising out of: (i) this Agreement, the Security Instruments or any other documents contemplated by or referred to herein or the transactions contemplated hereby, but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder or (ii) the enforcement of any of the terms of this Agreement, any Security Instrument or of any such other documents; whether or not any of the foregoing specified in this section 11.05 arises from the sole or concurrent negligence of the Agent or the Issuing Bank, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Agent.

          Section 11.06  Non-Reliance on Agent and other Lenders.  Each Lender
                         ---------------------------------------
acknowledges and agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and its decision to enter into this Agreement, and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. The Agent shall not be required to keep itself informed as to the performance or observance by the Obligors of this Agreement, the Notes, the Security Instruments or any other document referred to or provided for herein or to inspect the properties or books of the Obligors. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Obligors (or any of their Affiliates) which may come into the possession of the Agent or any of its Affiliates. In this regard, each Lender acknowledges that Winstead Sechrest & Minick P.C. is acting in this transaction as special counsel to the Agent only, except to the extent otherwise expressly stated in any legal opinion or any Loan Document. Each Lender will consult with its own legal counsel to the extent that it deems necessary in connection with the Loan Documents and the matters contemplated therein.

          Section 11.07  Action by Agent.  Except for action or other matters
                         ---------------
expressly required of the Agent hereunder, the Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall (i) receive written instructions from the Majority Lenders (or all of the Lenders as expressly required by Section 12.04) specifying the action to be taken, and (ii) be indemnified to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action. The instructions of the Majority Lenders (or all of the Lenders as expressly required by Section 12.04) and any action taken or failure to act pursuant thereto by the Agent shall be binding on all of the Lenders. If a Default has occurred and is continuing, the Agent shall take such action with respect to such Default as shall be directed by the Majority Lenders (or all of the Lenders as required by Section 12.04) in the written instructions (with indemnities) described in this Section 11.07, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders. In no event, however, shall the Agent be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement and the Security Instruments or applicable law.

          Section 11.08  Resignation or Removal of Agent.  Subject to the
                         -------------------------------
appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Lenders and the Borrower, and the Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent. Upon the acceptance of such appointment hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article XI and Section 12.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.


                                  ARTICLE XII

                                 Miscellaneous

          Section 12.01  Waiver.  No failure on the part of the Agent or any
                         ------
Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          Section 12.02  Notices.  All notices and other communications provided
                         -------
for herein and in the other Loan Documents (including, without limitation, any modifications of, or waivers or consents under, this Agreement or the other Loan Documents) shall be given or made by telex, telecopy, courier or U.S. Mail or in writing and telexed, telecopied, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or in the Loan Documents or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement or in the other Loan Documents, all such communications shall be deemed to have been duly given when transmitted, if transmitted before 1:00 p.m. local time on a Business Day (otherwise on the next succeeding Business Day) by telex or telecopier and evidence or confirmation of receipt is obtained, or personally delivered or, in the case of a mailed notice, three (3) Business Days after the date deposited in the mails, postage prepaid, in each case given or addressed as aforesaid.

           Section 12.03  Payment of Expenses, Indemnities, etc.
                          -------------------------------------

           (a)    The Obligors agree:

           (i) whether or not the transactions hereby contemplated are consummated, to pay all reasonable expenses of the Agent in the administration (both before and after the execution hereof and including advice of counsel as to the rights and duties of the Agent and the Lenders with respect thereto) of, and in connection with the negotiation, syndication, investigation, preparation, execution and delivery of, recording or filing of, preservation of rights under, enforcement of, and refinancing, renegotiation or restructuring of, the Loan

     Documents and any amendment, waiver or consent relating thereto (including, without limitation, travel, photocopy, mailing, courier, telephone and other similar expenses of the Agent, the cost of environmental audits, surveys and appraisals at reasonable intervals, the reasonable fees and disbursements of counsel and other outside consultants for the Agent and, in the case of enforcement, the reasonable fees and disbursements of counsel for the Agent and any of the Lenders); and promptly reimburse the Agent for all amounts expended, advanced or incurred by the Agent or the Lenders to satisfy any obligation of the Obligors under this Agreement or any Security Instrument, including without limitation, all costs and expenses of foreclosure;

          (ii) to indemnify the Agent and each Lender and each of their Affiliates and each of their officers, directors, employees, representatives, agents, attorneys, accountants and experts ("Indemnified
                                                                   -----------
     Parties") from, hold each of them harmless against and promptly upon demand
     -------
     pay or reimburse each of them for, the Indemnity Matters which may be incurred by or asserted against or involve any of them (whether or not any of them is designated a party thereto) as a result of, arising out of or in any way related to (i) any actual or proposed use by the Borrower or any Guarantor of the proceeds of any of the Loans or Letters of Credit, (ii) the execution, delivery and performance of the Loan Documents, (iii) the operations of the business of the Obligors and their Subsidiaries, (iv) the failure of the Obligors or any Subsidiary to comply with the terms of any Loan Document, or with any Governmental Requirement, (v) any inaccuracy of any representation or any breach of any warranty of the Obligors set forth in any of the Loan Documents, (vi) the issuance, execution and delivery or transfer of or payment or failure to pay under any Letter of Credit, or
     (vii) the payment of a drawing under any Letter of Credit notwithstanding the non-compliance, non-delivery or other improper presentation of the manually executed draft(s) and certification(s), (viii) any assertion that the Lenders were not entitled to receive the proceeds received pursuant to the Security Instruments, or (ix) any other aspect of the Loan Documents, including, without limitation, the reasonable fees and disbursements of counsel and all other expenses incurred in connection with investigating, defending or preparing to defend any such action, suit, proceeding (including any investigations, litigation or inquiries) or claim and including all Indemnity Matters arising by reason of the ordinary negligence of any Indemnified Party, but excluding all Indemnity Matters arising solely by reason of claims between the Lenders or any Lender and the Agent or a Lender's shareholders against the Agent or Lender or by reason of the gross negligence or willful misconduct on the part of the Indemnified Party; and

          (iii) to indemnify and hold harmless from time to time the Indemnified Parties from and against any and all losses, claims, cost recovery actions, administrative orders or proceedings, damages and liabilities to which any such Person may become subject (i) under any Environmental Law applicable to the Obligors or any Subsidiary or any of their Properties, including without limitation, the treatment or disposal of hazardous substances on any of their Properties, (ii) as a result of the breach or non-compliance by any Obligor or any Subsidiary with any Environmental Law applicable to any Obligor or any Subsidiary, (iii) due to past ownership by any Obligor or any Subsidiary of any of their Properties or past activity on any of their Properties which, though lawful and fully permissible at the time, could result in present liability, (iv) the presence, use, release, storage, treatment or disposal of hazardous substances on or at any of the Properties owned or operated by any Obligor or any Subsidiary, or (v) any other environmental, health or safety condition in connection with the Loan Documents; provided, however, no
                                                      -----------------
     indemnity shall be afforded under this section 12.03(a)(iii) in respect of any Property for any occurrence arising from the acts or omissions of the Agent or any Lender during the period after which such Person, its successors or assigns shall have obtained possession of such Property (whether by foreclosure or deed in lieu of foreclosure, as mortgagee-in-possession or otherwise).

          (b) No Indemnified Party may settle any claim to be indemnified without the consent of the indemnitor, such consent not to be unreasonably withheld; provided, that the indemnitor may not reasonably withhold consent to any settlement that an Indemnified Party proposes, if the indemnitor does not have the financial ability to pay all its obligations outstanding and asserted against the indemnitor at that time, including the maximum potential claims against the Indemnified Party to be indemnified pursuant to this Section 12.03.

          (c) In the case of any indemnification hereunder, the Agent or Lender, as appropriate shall give notice to the Obligors of any such claim or demand being made against the Indemnified Party and the Obligors shall have the non-exclusive right to join in the defense against any such claim or demand provided that if any Obligor provides a defense, the Indemnified Party shall bear its own cost of defense unless there is a conflict between the Obligors and such Indemnified Party.

          (d) The foregoing indemnities shall extend to the Indemnified Parties notwithstanding the sole or concurrent negligence of every kind or character whatsoever, whether active or passive, whether an affirmative act or an omission, including without limitation, all types of negligent conduct identified in the restatement (second) of torts of one or more of the Indemnified Parties or by reason of strict liability imposed without fault on any one or more of the Indemnified Parties. to the extent that an Indemnified Party is found to have committed an act of gross negligence or willful misconduct, this contractual obligation of indemnification shall continue but shall only extend to the portion of the claim that is deemed to have occurred by reason of events other than the gross negligence or willful misconduct of the Indemnified Party.

          (e) The Obligors' obligations under this Section 12.03 shall survive any termination of this Agreement and the payment of the Notes and shall continue thereafter in full force and effect.

          (f) The Obligors shall pay any amounts due under this Section 12.03 within thirty (30) days of the receipt by the Obligors of notice of the amount due.

          Section 12.04  Amendments, Etc.  Any provision of this Agreement or
                         ---------------
any other Loan Document may be amended, modified or waived with the Obligors' and the Majority Lenders' prior written consent; provided that (i) no amendment, modification or waiver which extends the final maturity of the Loans, increases the Aggregate Maximum Revolving Credit Amounts, modifies the Borrowing Base, forgives the principal amount of any Indebtedness outstanding under this Agreement, releases any guarantor of the Indebtedness or releases all or substantially all of the collateral, reduces the interest rate applicable to the Loans or the fees payable to the Lenders generally, affects Section 2.03(a), this Section 12.04 or Section 12.06(a) or modifies the definition of "Majority Lenders" shall be effective without consent of all Lenders; (ii) no amendment, modification or waiver which increases the Maximum Revolving Credit Amount of any Lender shall be effective without the consent of such Lender; and (iii) no amendment, modification or waiver which modifies the rights, duties or obligations of the Agent shall be effective without the consent of the Agent.

          Section 12.05  Successors and Assigns.  This Agreement shall be
                         ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

           Section 12.06  Assignments and Participations.
                          ------------------------------

           (a) The Borrower may not assign its rights or obligations hereunder or under the Notes or any Letters of Credit without the prior consent of all of the Lenders and the Agent.

           (b) Any Lender may, upon the written consent of the Agent and, if no Default exists, the Borrower (which consent will not be unreasonably withheld or delayed), assign to one or more assignees all or a portion of its rights and obligations under this Agreement pursuant to an Assignment Agreement substantially in the form of Exhibit E (an "Assignment");
                                            ---------      ----------
     provided, however, that (i) any such assignment shall be in the amount of
     --------  -------
     at least $5,000,000 or such lesser amount to which the Borrower has consented and (ii) the assignee or assignor shall pay to the Agent a processing and recordation fee of $3,500 for each assignment. Any such assignment will become effective upon the execution and delivery to the Agent of the Assignment and the consent of the Agent. Promptly after receipt of an executed Assignment, the Agent shall send to the Borrower a copy of such executed Assignment. Upon receipt of such executed Assignment, the Borrower, will, at its own expense, execute and deliver new Notes to the assignor and/or assignee, as appropriate, in accordance with their respective interests as they appear. Upon the effectiveness of any assignment pursuant to this Section 12.06(b), the assignee will become a "Lender," if not already a "Lender," for all purposes of this Agreement and the Security Instruments. The assignor shall be relieved of its obligations hereunder to the extent of such assignment (and if the assigning Lender no longer holds any rights or obligations under this Agreement, such assigning Lender shall cease to be a "Lender" hereunder except that its rights under Sections 4.06, 5.01, 5.05 and 12.03 shall not be affected). The Agent will prepare on the last Business Day of each month during which an assignment has become effective pursuant to this
     Section 12.06(b), a new Annex I giving effect to all such assignments
                             -------
     effected during
     such month, and will promptly provide the same to the Borrower and each of the Lenders.

          (c) Each Lender may transfer, grant or assign participations in all or any part of such Lender's interests hereunder pursuant to this Section 12.06(c) to any Person, provided that: (i) such Lender shall remain a
                             --------
     "Lender" for all purposes of this Agreement and the transferee of such participation shall not constitute a "Lender" hereunder; and (ii) no participant under any such participation shall have rights to approve any amendment to or waiver of any of the Loan Documents except to the extent such amendment or waiver would (x) forgive any principal owing on any Indebtedness or extend the final maturity of the Loans, (y) reduce the interest rate (other than as a result of waiving the applicability of any post-default increases in interest rates) or fees applicable to any of the Commitments or Loans or Letters of Credit in which such participant is participating, or postpone the payment of any thereof, or (z) release any guarantor of the Indebtedness or release all or substantially all of the collateral (except as provided in the Loan Documents) supporting any of the Commitments or Loans or Letters of Credit in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the Security Instruments (the participant's rights against the granting Lender in respect of such participation to be those set forth in the agreement with such Lender creating such participation), and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, provided that such participant shall be entitled to receive
                    --------
     additional amounts under Article V on the same basis as if it were a Lender and be indemnified under Section 12.03 as if it were a Lender. In addition, each agreement creating any participation must include an agreement by the participant to be bound by the provisions of Section 12.15.

          (d) The Lenders may furnish any information concerning the Borrower in the possession of the Lenders from time to time to assignees and participants (including prospective assignees and participants); provided that, such Persons agree to be bound by the provisions of Section 12.15.

          (e) Notwithstanding anything in this Section 12.06 to the contrary, any Lender may assign and pledge its Note to any Federal Reserve Bank. No such assignment and/or pledge shall release the assigning and/or pledging Lender from its obligations hereunder.

          (f) Notwithstanding any other provisions of this Section 12.06, no transfer or assignment of the interests or obligations of any Lender or any grant of participations therein shall be permitted if such transfer, assignment or grant would require the Borrower to file a registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any state.

          Section 12.07  Invalidity.  In the event that any one or more of the
                         ----------
provisions contained in any of the Loan Documents shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of the Notes, this Agreement or any other Loan Document.

          Section 12.08  Counterparts.  This Agreement may be executed in any
                         ------------
number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

          Section 12.09  References; Use of Word "Including".  The words
                         -----------------------------------
"herein," "hereof," "hereunder" and other words of similar import when used in this Agreement refer to this Agreement as a whole, and not to any particular article, section or subsection. Any reference herein to a Section or Article shall be deemed to refer to the applicable Section or Article of this Agreement unless otherwise stated herein. Any reference herein to an exhibit, schedule, or other attachment shall be deemed to refer to the applicable exhibit, schedule, or other attachment attached hereto unless otherwise stated herein. The word "including", "includes" and words of similar import means "including, without limitation".

          Section 12.10  Survival. The obligations of the parties under Section
                         --------
4.06, Article V, and Sections 11.05 and 12.03 shall survive the repayment of the Loans and the termination of the Commitments. To the extent that any payments on the Indebtedness or proceeds of any collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Indebtedness so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Agent's and the Lenders' Liens, security interests, rights, powers and remedies under this Agreement and each Security Instrument shall continue in full force and effect. In such event, each Security Instrument shall be automatically reinstated and the Obligors shall take such action as may be reasonably requested by the Agent and the Lenders to effect such reinstatement.

          Section 12.11  Captions.  Captions and section headings appearing
                         --------
herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          Section 12.12  No Oral Agreements.  The Loan Documents embody the
                         --------------------------------------------------
entire agreement and understanding between the parties and supersede all other
------------------------------------------------------------------------------
agreements and understandings between such parties relating to the subject
--------------------------------------------------------------------------
matter hereof and thereof.  The Loan Documents represent the final agreement
----------------------------------------------------------------------------
between the parties and may not be contradicted by evidence of prior,
---------------------------------------------------------------------
contemporaneous or subsequent oral agreements of the parties.  There are no
---------------------------------------------------------------------------
unwritten oral agreements between the parties.
----------------------------------------------

           Section 12.13  Governing Law; Submission to Jurisdiction.
                          -----------------------------------------

          (a) This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of Texas except to the extent that United States federal law permits any Lender to charge interest at the rate allowed by the laws of the state where such Lender is located. Ch. 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving tri-party accounts) shall not apply to this Agreement or the Notes.

          (b) Any legal action or proceeding with respect to the Loan Documents shall be brought in the courts of the State of Texas or of the United States of America for the Southern District of Texas, and, by execution and delivery of this Agreement, the Borrower and each Guarantor hereby accepts for itself and (to the extent permitted by law) in respect of its Property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower and each Guarantor hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. this submission to jurisdiction is non-exclusive and does not preclude the Agent or any Lender from obtaining jurisdiction over the Borrower or any Guarantor in any court otherwise having jurisdiction.

          (c) The Borrower and each Guarantor hereby irrevocably designates CT Corporation System located at 350 North St. Paul Street, Dallas, Texas 75201, as the designee, appointee and agent of the Borrower and each Guarantor to receive, for and on behalf of the Borrower and each Guarantor, service of process in such respective jurisdictions in any legal action or proceeding with respect to the Loan Documents. It is understood that a copy of such process served on such agent will be promptly forwarded by overnight courier to the Borrower and the relevant Guarantor at their addresses set forth under its signature below, but the failure of the Borrower or such Guarantor to receive such copy shall not affect in any way the service of such process. The Borrower and each Guarantor further irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower and any Guarantor at its said address, such service to become effective thirty (30) days after such mailing.

          (d) Nothing herein shall affect the right of the Agent or any Lender or any holder of a Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower or any Guarantor in any other jurisdiction.

          (e) The Borrower, each Guarantor and each Lender hereby (i) irrevocably and unconditionally waive, to the fullest extent permitted by law, trial by jury in any legal action or proceeding relating to this Agreement or any Security Instrument and for any counterclaim therein; (ii) irrevocably waive, to the maximum extent not prohibited by law, any right it may have to claim or recover in any such litigation any special, exemplary, punitive or consequential damages, or damages other than, or in addition to, actual damages; (iii) certify that no party hereto nor any representative of agent or counsel for any party hereto has represented, expressly or otherwise, or implied that such party would not, in the event of litigation, seek to enforce the foregoing waivers, and (iv) acknowledge that it has been induced to enter into this Agreement, the Security Instruments and the transactions contemplated hereby and thereby by, among other things, the mutual waivers and certifications contained in this section 12.13.

          Section 12.14  Interest.  It is the intention of the parties hereto
                         --------
that each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to any Lender under laws applicable to it (including the laws of the United States of America and the State of New York or any other jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in any of the Loan Documents or any agreement entered into in connection with or as security for the Notes, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to any Lender that is contracted for, taken, reserved, charged or received by such Lender under any of the Loan Documents or agreements or otherwise in connection with the Notes shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be canceled automatically and if theretofore paid shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower); and (ii) in the event that the maturity of the Notes is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower). All sums paid or agreed to be paid to any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Lender, be amortized, prorated, allocated and spread throughout the full term of the Loans evidenced by the Notes until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (i) the amount of interest payable to any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Lender pursuant to this Section 12.14 and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender would be less than the amount of interest payable to such Lender computed at the Highest Lawful Rate applicable to such Lender, then the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Lender until the total amount of interest payable to such Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest had been computed without giving effect to this Section 12.14.

          Section 12.15  Confidentiality.   In the event that the Borrower
                         ---------------
provides to the Agent or the Lenders written confidential information belonging to the Borrower, if the Borrower shall denominate such information in writing as "confidential", the Agent and the Lenders shall thereafter maintain such information in confidence in accordance with the standards of care and diligence that each utilizes in maintaining its own confidential information. This obligation of confidence shall not apply to such portions of the information which (i) are in the public domain, (ii) hereafter become part of the public domain without the Agent or the Lenders breaching their obligation of confidence to the Borrower, (iii) are previously known by the Agent or the Lenders from some source other than the Borrower, (iv) are hereafter developed by the Agent or the Lenders without using the Borrower's information, (v) are hereafter obtained by or available to the Agent or the Lenders from a third party who owes no obligation of confidence to the Borrower with respect to such information or through any other means other than through disclosure by the Borrower, (vi) are disclosed with the Borrower's consent, (vii) must be disclosed either pursuant to any Governmental Requirement or to Persons regulating the activities of the Agent or the Lenders, or (viii) as may be required by law or regulation or order of any Governmental Authority in any judicial, arbitration or governmental proceeding. Further, the Agent or a Lender may disclose any such information to any other Lender, any independent petroleum engineers or consultants, any independent certified public accountants, any legal counsel employed by such Person in connection with this Agreement or any Security Instrument, including without limitation, the enforcement or exercise of all rights and remedies thereunder, or any assignee or participant (including prospective assignees and participants) in the Loans; provided, however, that the Agent or the Lenders
                            --------  -------
shall receive a confidentiality agreement from the Person to whom such information is disclosed such that said Person shall have the same obligation to maintain the confidentiality of such information as is imposed upon the Agent or the Lenders hereunder. Notwithstanding anything to the contrary provided herein, this obligation of confidence shall cease three (3) years from the date the information was furnished, unless the Borrower requests in writing at least thirty (30) days prior to the expiration of such three year period, to maintain the confidentiality of such information for an additional three year period.
The Borrower waives any and all other rights it may have to confidentiality as against the Agent and the Lenders arising by contract, agreement, statute or law except as expressly stated in this Section 12.15.

          Section 12.16  Disposition of Proceeds.  Certain of the Security
                         -----------------------
Instruments contain an assignment by the Obligors unto and in favor of the Agent for the benefit of the Lenders of all production and all proceeds attributable thereto which may be produced from or allocated to the Mortgaged Property, and such Security Instruments further provide in general for the application of such proceeds to the satisfaction of the Indebtedness and other obligations described therein and secured thereby. Notwithstanding the assignment contained in such Security Instruments, so long as no Default exists, the Lenders agree that they will neither notify the purchaser or purchasers of such production nor take any other action to cause such proceeds to be remitted to the Lenders, but the Lenders will instead permit such proceeds to be paid to the Obligors.

                        [SIGNATURES BEGIN ON NEXT PAGE]

   The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:                               AROC INC.


                                        By: _____________________________
                                               Francis M. Munchinski
                                               Vice President

                                        Address for Notices:

                                        4200 E. Skelly Dr., Suite 1000
                                        Tulsa, OK  74135
                                        Telecopier No.: (918) 494-4918
                                        Telephone No.: (918) 491-1100
                                        Attention: Francis M. Munchinski


GUARANTORS:                                  ALLIANCE RESOURCES GROUP, INC.
                                        SOURCE PETROLEUM, INC.
                                        AROC (TEXAS), INC.
                                        ALLIANCE RESOURCES (USA), INC.
                                        LATEX PETROLEUM CORPORATION
                                        GERMANY OIL COMPANY

                                        By: _____________________________
                                               Francis M. Munchinski
                                               Vice President

                                        ST. MARTINVILLE PARTNERS, LTD.

                                        By:    Source Petroleum, Inc.,
                                               its General Partner

                                        By: _____________________________
                                               Francis M. Munchinski
                                               Vice President

                                        ALLIANCE RESOURCES PLC
                                        DIFCO LIMITED

                                        By: _____________________________
                                               Francis M. Munchinski
                                               Authorized Signatory

                                        Address for Notices:

                                        c/o AROC Inc.
                                        4200 E. Skelly Dr., Suite 1000
                                        Tulsa, OK  74135
                                        Telecopier No.: (918) 494-4918
                                        Telephone No.: (918) 491-1100
                                        Attention: Francis M. Munchinski

LENDER AND AGENT:                       TORONTO DOMINION (TEXAS), INC.,
                                        Individually and as Agent



                                        By: _____________________________
                                        Name:   Giovanny Pieternelle
                                        Title:  Vice President


                                        Lending Office for Base Rate Loans and
                                        LIBOR Loans:

                                        Toronto Dominion Bank
                                        909 Fannin, Suite 1700
                                        Houston, Texas  77010

                                        Address for Notices:

                                        Toronto Dominion Bank
                                        909 Fannin, Suite 1700
                                        Houston, Texas  77010
                                        Telecopier No.: 713-951-9921
                                        Telephone No.: 713-653-8235
                                        Attention: Giovanny Pieternelle

                                        With a copy to:

                                        TD Securities (USA) Inc.
                                        909 Fannin, Suite 1700
                                        Houston, Texas 77010
                                        Telecopier No.: (713) 652-2647
                                        Telephone No.: (713) 652-2644
                                        Attention: Martin T. Snyder

                                    ANNEX I

          LIST OF PERCENTAGE SHARES, MAXIMUM REVOLVING CREDIT AMOUNTS
          -----------------------------------------------------------



   -------------------------------------------------------------------------
       NAME OF LENDER            PERCENTAGE            MAXIMUM REVOLVING
       --------------            ----------            -----------------
                                   SHARE                 CREDIT AMOUNT
                                   -----                 -------------
   -------------------------------------------------------------------------
    Toronto Dominion                100%                 $35,000,000.00
    (Texas), Inc.
   -------------------------------------------------------------------------
            TOTAL                   100%                 $35,000,000.00
   -------------------------------------------------------------------------

                                   EXHIBIT A

                                 FORM OF NOTE
                                 ------------


 $ ____________________________                     _____________________, 200__


     FOR VALUE RECEIVED, AROC INC., a Delaware corporation (the "Borrower")
                                                                 --------
hereby promises to pay to the order of ________________ (the "Lender"), at the
                                                              ------
principal office of Toronto Dominion (Texas), Inc., a Delaware corporation (the "Agent"), at ________________________, the principal sum of _____________
 -----
Dollars ($____________) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower under the Credit Agreement, as hereinafter defined), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

     The date, amount, Type, interest rate, Interest Period and maturity of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedules attached hereto or any continuation thereof.

     This Note is one of the Notes referred to in the Credit Agreement dated as of May 1, 2000 among the Borrower, the Lenders which are or become parties thereto (including the Lender) and the Agent (as the same may be amended or supplemented from time to time, the "Credit Agreement"), and evidences Loans
                                     ----------------
made by the Lender thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

     This Note is issued pursuant to the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the Security Instruments. The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events, for prepayments of Loans upon the terms and conditions specified therein and other provisions relevant to this Note.

                                  Exhibit A-1

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.


                                        AROC INC.


                                        By: _______________________________
                                        Name: _____________________________
                                        Title: ____________________________


                                  Exhibit A-2

                                   EXHIBIT B

            FORM OF BORROWING, CONTINUATION AND CONVERSION REQUEST
            ------------------------------------------------------


                          _____________________, 200__

     AROC Inc., a  Delaware corporation (the "Borrower"), pursuant to the Credit
                                              --------
Agreement dated as of May 1, 2000 among the Borrower, certain subsidiaries of the Borrower, Toronto Dominion (Texas), Inc., as Agent for the lenders (the "Lenders") which are or become parties thereto, and such Lenders (together with
 -------
all amendments or supplements thereto, the "Credit Agreement"), hereby makes the
                                            ----------------
requests indicated below (unless otherwise defined herein, capitalized terms are defined in the Credit Agreement):


[_]  1.   Loans:

     (a)  Aggregate amount of new Loans to be $______________________;

     (b)  Requested funding date is _________________, 200__;

     (c)  $_____________________ of such borrowings are to be LIBOR Loans;

          $_____________________ of such borrowings are to be Base Rate Loans;
          and

     (d)  Length of Interest Period for LIBOR Loans is:

          _________________________.


[_]  2.   LIBOR Loan Continuation for LIBOR Loans maturing on _________________:

     (a) Aggregate amount to be continued as LIBOR Loans is $__________________;

     (b) Aggregate amount to be converted to Base Rate Loans is $________________;

     (c)  Length of Interest Period for continued LIBOR Loans is
          ________________.


[_]  3.   Conversion of Outstanding Base Rate Loans to LIBOR Loans:

          Convert $__________________ of the outstanding Base Rate Loans to Libor Loans on ____________________ with an Interest Period of
          ______________________.



[_]  4.   Conversion of outstanding LIBOR Loans to Base Rate Loans:

                                  Exhibit B-1

          Convert $__________________ of the outstanding LIBOR Loans with Interest Period maturing on ______________________, 200__, to Base Rate Loans.

     The undersigned certifies that he is the _____________________ of the Borrower, and that as such he is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies, represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested borrowing, continuation or conversion under the terms and conditions of the Credit Agreement.

                                    AROC INC.


                                    By: _________________________________
                                    Name: _______________________________
                                    Title: ______________________________

                                  Exhibit B-2

                                   EXHIBIT C

                        FORM OF COMPLIANCE CERTIFICATE
                        ------------------------------


     The undersigned hereby certifies that he is the ________________ of AROC Inc., a Delaware corporation (the "Borrower") and that as such he is authorized
                                   --------
to execute this certificate on behalf of the Borrower. With reference to the Credit Agreement dated as of May 1, 2000 among the Borrower, [expand for "Obligors"] Toronto Dominion (Texas), Inc., as Agent for the lenders (the "Lenders") which are or become a party thereto, and such Lenders (together with
 --------
all amendments or supplements thereto being the "Credit Agreement"), the
                                                 ----------------
undersigned represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Credit Agreement unless otherwise specified):

          (a)  The representations and warranties of the Obligors contained in
     Article VII of the Credit Agreement and in the Security Instruments and otherwise made in writing by or on behalf of the Obligors pursuant to the Credit Agreement and the Security Instruments were true and correct when made, and are repeated at and as of the time of delivery hereof and are true and correct at and as of the time of delivery hereof, except as such representations and warranties are modified to give effect to the transactions expressly permitted by the Credit Agreement.

          (b) The Obligors have performed and complied with all agreements and conditions contained in the Credit Agreement and in the Security Instruments required to be performed or complied with by it prior to or at the time of delivery hereof.

          (c) None of the Obligors nor any Subsidiary has incurred any material liabilities, direct or contingent, since _________________, except those set forth in Schedule 9.01 to the Credit Agreement and except those allowed by the terms of the Credit Agreement or consented to by the Lenders in writing.

          (d) Since __________________, no change has occurred, either in any case or in the aggregate, in the condition, financial or otherwise, of the Obligors or any Subsidiary which would have a Material Adverse Effect.

          (e) There exists, and, after giving effect to the loan or loans with respect to which this certificate is being delivered, will exist, no Default under the Credit Agreement or any event or circumstance which constitutes, or with notice or lapse of time (or both) would constitute, an event of default under any loan or credit agreement, indenture, deed of trust, security agreement or other agreement or instrument evidencing or pertaining to any Debt of the Obligors or any Subsidiary, or under any material agreement or instrument to which any Obligor or any Subsidiary is a party or by which any Obligor or any Subsidiary is bound.

          (f) The financial statements furnished to the Agent with this certificate fairly present the consolidated financial condition and results of operations of the Borrower and its Consolidated Subsidiaries as at the end of, and for, the [fiscal




                                  Exhibit C-1
     quarter] [fiscal year] ending _________________________ and such financial statements have been approved in accordance with the accounting procedures specified in the Credit Agreement.

          (g) Attached hereto are the detailed computations necessary to determine whether the Borrower and its Consolidated Subsidiaries are in compliance with Sections 9.12, 9.13, 9.14 and 9.15 of the Credit Agreement as of the end of the [fiscal quarter] [fiscal year] ending
     _________________________.


     EXECUTED AND DELIVERED this ____ day of 200__.


                                    AROC INC.

                                    By:_________________________________
                                    Name:_______________________________
                                    Title:________________________________


                                    [Other Obligor Signature Blocks]




                                  Exhibit C-2

                                   EXHIBIT D

                             SECURITY INSTRUMENTS
                             --------------------

1.   Assignment of Notes, Documents and Liens.

2. Revolving Credit Notes executed by the Borrower payable to the order of the Lenders in the aggregate principal face amount of $35,000,000.00.

3.   Security Agreements executed by the Obligors.

4.   Financing Statements (UCC-1) relating to item 2 above.

5. Amended and Restated Mortgage, Deed of Trust, Security Agreement, Fixture Filing and Financing Statement executed by each of the Guarantors covering the Oil and Gas Properties of the Guarantors.

6.   Financing Statements (UCC-1) relating to item 4 above.

7.   Guaranty Agreement executed by the Guarantors.

8.   Parent Pledge Agreement (Pledge of Stock) executed by Borrower.

9.   Financing Statement (UCC-1) relating to item 7 above.

10. Pledge Agreement (Pledge of Limited Partnership Interests) executed by AROC Texas

11.  Financing Statement (UCC-1) relating to item 9 above.

12.  Transfer of Security

13. Amendment and Restatement of Debenture Creating Fixed and Floating Charges (Alliance Resources plc)

14.  Restatement and Amendment of Debenture and Charge (Difco Limited)




                                  Exhibit D-1

                                   EXHIBIT E

                         FORM OF ASSIGNMENT AGREEMENT
                         ----------------------------

     ASSIGNMENT AGREEMENT ("Agreement") dated as of ________________, 200__
                            ---------
between: ____________________________ (the "Assignor") and
                                            --------
__________________________ (the "Assignee").
                                 --------

                                   RECITALS
                                   --------

     A. The Assignor is a party to the Credit Agreement dated as of May 1, 2000 (as amended and supplemented and in effect from time to time, the "Credit
                                                                        ------
Agreement") among AROC Inc., a Delaware corporation (the "Borrower"), each of
---------                                                 --------
the lenders that is or becomes a party thereto as provided in Section 12.06 of the Credit Agreement (individually, together with its successors and assigns, a "Lender", and collectively, together with their successors and assigns, the
 ------
"Lenders"), and Toronto Dominion (Texas), Inc., in its individual capacity, and
 -------
as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").
               -----

     B. The Assignor proposes to sell, assign and transfer to the Assignee, and the Assignee proposes to purchase and assume from the Assignor, [all][a portion] of the Assignor's Maximum Revolving Credit Amount, outstanding Loans and its Percentage Share of the outstanding LC Exposure, all on the terms and
=======================================================
conditions of this Agreement.

     C. In consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                                 Definitions.
                                 -----------

     Section 1.01   Definitions.  All capitalized terms used but not defined
                    -----------
herein have the respective meanings given to such terms in the Credit Agreement.

     Section 1.02   Other Definitions.  As used herein, the following terms have
                    -----------------
the following respective meanings:

          "Assigned Interest" shall mean all of Assignor's (in its capacity as a
           -----------------
     "Lender") rights and obligations (i) under the Credit Agreement and the other Security Instruments in respect of the Maximum Revolving Credit Amount of the Assignor in the principal amount equal to $____________________, including, without limitation, any obligation to
                            ================================================
     participate pro rata in any LC Exposure, and (ii) to make Loans under the
     ========================================
     Maximum Revolving Credit Amount and any right to receive payments for the Loans outstanding under the Maximum Revolving Credit Amount assigned hereby of [the following amounts:

               Loans                          Amount
               -----                          ------




                                  Exhibit E-1

               Revolving Credit               $__________________

     (the "Loan Balance"), plus the interest and fees which will accrue from and
           ------------
     after the Assignment Date.

          "Assignment Date" shall mean _____________________, 200__.
           ---------------


                                  ARTICLE II

                             Sale and Assignment.
                             -------------------

     Section 2.01   Sale and Assignment.  On the terms and conditions set forth
                    -------------------
herein, effective on and as of the Assignment Date, the Assignor hereby sells, assigns and transfers to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, all of the right, title and interest of the Assignor in and to, and all of the obligations of the Assignor in respect of, the Assigned Interest. Such sale, assignment and transfer is without recourse and, except as expressly provided in this Agreement, without representation or warranty.

     Section 2.02   Assumption of Obligations.  The Assignee agrees with the
                    -------------------------
Assignor (for the express benefit of the Assignor and the Borrower) that the Assignee will, from and after the Assignment Date, perform all of the obligations of the Assignor in respect of the Assigned Interest. From and after the Assignment Date: (a) the Assignor shall be released from the Assignor's obligations in respect of the Assigned Interest, and (b) the Assignee shall be entitled to all of the Assignor's rights, powers and privileges under the Credit Agreement and the other Security Instruments in respect of the Assigned Interest.

     Section 2.03   Consent by Agent.  By executing this Agreement as provided
                    ----------------
below, in accordance with Section 12.06(b) of the Credit Agreement, the Agent hereby acknowledges notice of the transactions contemplated by this Agreement and consents to such transactions.


                                  ARTICLE III

                                   Payments.
                                   --------

     Section 3.01   Payments.  As consideration for the sale, assignment and
                    --------
transfer contemplated by Section 2.01 hereof, the Assignee shall, on the Assignment Date, assume Assignor's obligations in respect of the Assigned Interest and pay to the Assignor an amount equal to the Loan Balance, if any. An amount equal to all accrued and unpaid interest and fees shall be paid to the Assignor as provided in Section 3.02 (iii) below. Except as otherwise provided in this Agreement, all payments hereunder shall be made in Dollars and in immediately available funds, without setoff, deduction or counterclaim.

     Section 3.02   Allocation of Payments.  The Assignor and the Assignee agree
                    ----------------------
that (i) the Assignor shall be entitled to any payments of principal with respect to the Assigned Interest made prior to the Assignment Date, together with any interest and fees with respect to the Assigned



                                  Exhibit E-2

Interest accrued prior to the Assignment Date, (ii) the Assignee shall be entitled to any payments of principal with respect to the Assigned Interest made from and after the Assignment Date, together with any and all interest and fees with respect to the Assigned Interest accruing from and after the Assignment Date, and (iii) the Agent is authorized and instructed to allocate payments received by it for account of the Assignor and the Assignee as provided in the foregoing clauses. Each party hereto agrees that it will hold any interest, fees or other amounts that it may receive to which the other party hereto shall be entitled pursuant to the preceding sentence for account of such other party and pay, in like money and funds, any such amounts that it may receive to such other party promptly upon receipt.

     Section 3.03   Delivery of Notes.  Promptly following the receipt by the
                    -----------------
Assignor of the consideration required to be paid under Section 3.01 hereof, the Assignor shall, in the manner contemplated by Section 12.06(b) of the Credit Agreement, (i) deliver to the Agent (or its counsel) the Note[s] held by the Assignor and (ii) notify the Agent to request that the Borrower execute and deliver new Notes to the Assignor, if Assignor continues to be a Lender, and the Assignee, dated the date of this Agreement in respective principal amounts equal to the respective Maximum Revolving Credit Amounts of the Assignor (if appropriate) and the Assignee after giving effect to the sale, assignment and transfer contemplated hereby.

     Section 3.04   Further Assurances.  The Assignor and the Assignee hereby
                    ------------------
agree to execute and deliver such other instruments, and take such other actions, as either party may reasonably request in connection with the transactions contemplated by this Agreement.


                                  ARTICLE IV

                             Conditions Precedent.
                             --------------------

     Section 4.01   Conditions Precedent.  The effectiveness of the sale,
                    --------------------
assignment and transfer contemplated hereby is subject to the satisfaction of each of the following conditions precedent:

          (a) the execution and delivery of this Agreement by the Assignor and the Assignee;

          (b) the receipt by the Assignor of the payment required to be made by the Assignee under Section 3.01 hereof; and

          (c)  the acknowledgment and consent by the Agent contemplated by
     Section 2.03 hereof.


                                   ARTICLE V

                        Representations and Warranties.
                        ------------------------------

     Section 5.01   Representations and Warranties of the Assignor.  The
                    ----------------------------------------------
Assignor represents and warrants to the Assignee as follows:




                                  Exhibit E-3

          (a) it has all requisite power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill its obligations under, and consummate the transactions contemplated by, this Agreement;

          (b) the execution, delivery and compliance with the terms hereof by Assignor and the delivery of all instruments required to be delivered by it hereunder do not and will not violate any Governmental Requirement applicable to it;

          (c) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against it in accordance with its terms;

          (d) all approvals and authorizations of, all filings with and all actions by any Governmental Authority necessary for the validity or enforceability of its obligations under this Agreement have been obtained;

          (e) the Assignor has good title to, and is the sole legal and beneficial owner of, the Assigned Interest, free and clear of all Liens, claims, participations or other charges of any nature whatsoever; and

          (f) the transactions contemplated by this Agreement are commercial banking transactions entered into in the ordinary course of the banking business of the Assignor.

     Section 5.02   Disclaimer.  Except as expressly provided in Section 5.01
                    ----------
hereof, the Assignor does not make any representation or warranty, nor shall it have any responsibility to the Assignee, with respect to the accuracy of any recitals, statements, representations or warranties contained in the Credit Agreement or in any certificate or other document referred to or provided for in, or received by any Lender under, the Credit Agreement, or for the value, validity, effectiveness, genuineness, execution, effectiveness, legality, enforceability or sufficiency of the Credit Agreement, the Notes or any other document referred to or provided for therein or for any failure by the Borrower or any other Person (other than Assignor) to perform any of its obligations thereunder prior or for the existence, value, perfection or priority of any collateral security or the financial or other condition of the Borrower or the Subsidiaries [or any other obligor or guarantor], or any other matter relating to the Credit Agreement or any other Security Instrument or any extension of credit thereunder.

     Section 5.03   Representations and Warranties of the Assignee.  The
                    ----------------------------------------------
Assignee represents and warrants to the Assignor as follows:

          (a) it has all requisite power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill its obligations under, and consummate the transactions contemplated by, this Agreement;

          (b) the execution, delivery and compliance with the terms hereof by Assignee and the delivery of all instruments required to be delivered by it hereunder do not and will not violate any Governmental Requirement applicable to it;




                                  Exhibit E-4

          (c) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against it in accordance with its terms;

          (d) all approvals and authorizations of, all filings with and all actions by any Governmental Authority necessary for the validity or enforceability of its obligations under this Agreement have been obtained;

          (e) the Assignee has fully reviewed the terms of the Credit Agreement and the other Security Instruments and has independently and without reliance upon the Assignor, and based on such information as the Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Agreement;

          (f)  the Assignee hereby affirms that the representations contained in
     Section 4.06(d)[(i)][ii)] of the Credit Agreement are true and accurate as to it [IF (ii) IS SELECTED ADD: and, the Assignee has contemporaneously herewith delivered to the Agent and the Borrower such certifications as are required thereby to avoid the withholding taxes referred to in Section 4.06]; and

          (g) the transactions contemplated by this Agreement are commercial banking transactions entered into in the ordinary course of the banking business of the Assignee.



                                  ARTICLE VI

                                Miscellaneous.
                                -------------

     Section 6.01   Notices.  All notices and other communications provided for
                    -------
herein (including, without limitation, any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telex or telecopy) to the intended recipient at its "Address for Notices" specified below its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice to the other party.

     Section 6.02   Amendment, Modification or Waiver.  No provision of this
                    ---------------------------------
Agreement may be amended, modified or waived except by an instrument in writing signed by the Assignor and the Assignee, and consented to by the Agent.

     Section 6.03   Successors and Assigns.  This Agreement shall be binding
                    ----------------------
upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The representations and warranties made herein by the Assignee are also made for the benefit of the Agent and the Borrower, and the Assignee agrees that the Agent and the Borrower are entitled to rely upon such representations and warranties.

     Section 6.04   Assignments.  Neither party hereto may assign any of its
                    -----------
rights or obligations hereunder except in accordance with the terms of the Credit Agreement.




                                  Exhibit E-5

     Section 6.05   Captions.  The captions and section headings appearing
                    --------
herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

     Section 6.06   Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts, each of which shall be identical and all of which, taken together, shall constitute one and the same instrument, and each of the parties hereto may execute this Agreement by signing any such counterpart.

     Section 6.07   Governing Law.  This Agreement shall be governed by, and
                    -------------
construed in accordance with, the law of the State of Texas.

     Section 6.08   Expenses.  To the extent not paid by the Borrower pursuant
                    --------
to the terms of the Credit Agreement, each party hereto shall bear its own expenses in connection with the execution, delivery and performance of this Agreement.

     Section 6.09   Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY
                    --------------------
IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed and delivered as of the date first above written.

                                        ASSIGNOR:
                                        --------

                                        _____________________________________

                                        By:__________________________________
                                        Name: _______________________________
                                        Title: ______________________________

                                        Address for Notices:

                                        _____________________________________
                                        _____________________________________
                                        _____________________________________

                                        Telecopier No.: _____________________
                                        Telephone No.: ______________________
                                        Attention:   ________________________





                                  Exhibit E-6

                                        ASSIGNEE:
                                        --------

                                        _____________________________________

                                        By:__________________________________
                                        Name: _______________________________
                                        Title: ______________________________

                                        Address for Notices:

                                        _____________________________________
                                        _____________________________________
                                        _____________________________________

                                        Telecopier No.: _____________________
                                        Telephone No.: ______________________
                                        Attention:   ________________________




ACKNOWLEDGED AND CONSENTED TO:

_____________________________,
as Agent



By:__________________________
Name: ________________
Title: ______________________





                                  Exhibit E-7

                                   EXHIBIT F

                            INITIAL RESERVE REPORT
                            ----------------------

--------------------------------------------------------------------------------------------------------------
                                                      ACQUISITION PROPERTIES
--------------------------------------------------------------------------------------------------------------
                                                                           Effective       Engineering
Partnership/Company            Properties       State        County        Date            Company
--------------------------------------------------------------------------------------------------------------
                               Loco Hills       New          Eddy &                        Cawley, Gillespie
Mountaineer Partnership        Maljamar         Mexico       Lea           Jan 1, 2000     & Associates, Inc.
--------------------------------------------------------------------------------------------------------------
                               Various - West                                              Cawley, Gillespie
Famcor Partnership             Texas            Texas        Various       Jan 1, 2000     & Associates, Inc.
--------------------------------------------------------------------------------------------------------------
                                                             Clay,
                               Moore, Wheeler,               Ector,
                               Harrison-Allen,               Gaines &                      Cawley, Gillespie
Wheel-Moore Partnership        Tetens 'A'       Texas        Howard        Dec 31, 2000    & Associates, Inc.
--------------------------------------------------------------------------------------------------------------
                                                                                           T.J. Smith & Co.,
Bargo Energy  Co.              St. Martinville  Louisiana    St. Martin    Dec 31, 2000    Inc.
 Partnership
--------------------------------------------------------------------------------------------------------------
                                                                                           Netherland Sewell
Bargo Energy Co.               Pledger          Texas        Brazoria      Jan 1, 2000     & Associates
 Partnership
--------------------------------------------------------------------------------------------------------------
                               Sage  Spring
                               Creek,
                               Soda  Wells,
                               Garner Lake                   Campbell,                     Ryder Scott
RM Acquisitions Partnership    North            Wyoming      Natrona       Jan 1, 2000     Company
--------------------------------------------------------------------------------------------------------------
                                                                                           Ryder Scott
SE Share Partnership           S.E. Share       Texas        Ochiltree     Dec 31, 2000    Company
--------------------------------------------------------------------------------------------------------------
                                                             Andrews,                      Netherland Sewell
Tanqueray Partnership          MAK              Texas        Martin        Jan 1, 2000     & Associates
--------------------------------------------------------------------------------------------------------------
                                               EXISTING OBLIGOR PROPERTIES
--------------------------------------------------------------------------------------------------------------
                                                                           Effective       Engineering
Partnership/Company            Properties       State        County        Date            Company
--------------------------------------------------------------------------------------------------------------
                               US Oil & Gas                                                Lee Keeling &
Various Obligors               Properties       Various      Various       Jan 1, 2000     Associates
--------------------------------------------------------------------------------------------------------------
                               Setex
                               Non-operated
                               Interests in
                               operated
                               Famcor                                                      Cawley, Gillespie
Various Obligors               Properties       Various      Various       Jan 1, 2000     & Associates, Inc
--------------------------------------------------------------------------------------------------------------
                               UK East Irish                                               Lee Keeling &
Difco                          Sea              UK           Offshore      Jan 1, 2000     Associates
                               Properties
--------------------------------------------------------------------------------------------------------------

                                  Exhibit F-1

                               SCHEDULE 6.01(l)

                     CORPORATE AND FINANCIAL RESTRUCTURING

Corporate Restructuring
-----------------------

1. Merger of Alliance Resources (Delaware), Inc. and LaTex Resources, Inc. into Alliance Resources Group, Inc.

2. Transfer Alliance Resources Group, Inc. stock from Difco Limited to AROC Inc.

3.   Transfer AROC (Texas), Inc. stock
          from AROC Inc. to Alliance Resources Group, Inc.

4.   Transfer stock of the following entities:
          (a)  from Alliance Resources Group, Inc. to AROC Acquisition, Inc.:
                    ARCOL, Inc.
                    ARNO, Inc.

          (b)  from LaTex Resources, Inc. to AROC Acquisition, Inc.:
                    LaTex/GOC Acquisition, Inc.
                    Enpro, Inc.

Financial Restructuring
-----------------------

1. BofA to exchange at least $10,000,000 of debt under Prior Credit Agreement for preferred stock of the Borrower.

2.   El Paso Capital Investments LLC ("El Paso") to exchange all of its
                                       -------
     participation and commitment interests ($10,000,000) under the Prior Credit Agreement for preferred stock of the Borrower.

3. EnCap Equity 1996 Limited Partnership and Energy Capital Investment Company PLC (collectively, "EnCap") to exchange all of subordinated debt owing from
                         -----
     various Subsidiaries of the Borrower (after the corporate restructure) in the approximate amount of $18,045,389.30 to preferred stock of the Borrower.

4. BofA to exchange 100% of its overriding royalty interest in the East Irish Sea Properties for preferred stock in the Borrower.

5. Consummation of new subordinated debt from EnCap and El Paso by the Borrower of at least $17,000,000.

6. The remaining balance of obligations of the various Subsidiaries of the Borrower under the Prior Credit Agreement after the conversion events described above to be refinanced in full

                             Schedule 6.01(1) - 1
      with the proceeds of the subdebt described in the preceding paragraph and with Loan under the Credit Agreement.

ALL OF THE ABOVE EVENTS AND TRANSACTIONS SHALL BE UPON TERMS AND CONDITIONS, AND PURSUANT TO DOCUMENTATION, IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE AGENT.

                             Schedule 6.01(1) - 2

                                 SCHEDULE 7.02

                                  LIABILITIES

     Subordinated Debt and Guarantees delivered in connection therewith.

                      See Schedule 7.20 and Schedule 7.23
                          -------------     -------------

                              Schedule 7.02 - 1

                                 SCHEDULE 7.03

                                  LITIGATION


                                      NONE

                               Schedule 7.03 - 1

                                 SCHEDULE 7.09

                                     TAXES


                                      NONE

                               Schedule 7.09 - 1

                                 SCHEDULE 7.10

                                 TITLES, ETC.

The working and net revenue interests described in the Exhibits to the various Security Documents do not in all cases correspond to the interests reflected in the most recently delivered Reserve Report.

                               Schedule 7.10 - 1

    Schedule 7.14 - Subsidiary Companies of AROC Inc. as of April 30, 2000
    ----------------------------------------------------------------------

                                 SCHEDULE 7.14

                         SUBSIDIARIES AND PARTNERSHIPS

--------------------------------------------------------------------------------------------------------------------------------
                                                                 Owner
                             Authorized          Issued          of          Registered       Primary
Name of Company              Share               Share           Issued      Agent            Business          Directors &
                             Capital             Capital         Share       Address          Address           Officers
                                                                 Capital
--------------------------------------------------------------------------------------------------------------------------------
UK SUBSIDIARIES
--------------------------------------------------------------------------------------------------------------------------------
                             415,001,376         47,487,142      AROC Inc.   12 St. James's   12 St. James's    Directors:
                             ordinary shares     ordinary                    Square           Square            John A. Keeenan
Alliance Resources PLC, a    of 1p. each         shares of 1p.               London SW1Y 4RB  London SW1Y 4RB   Paul R. Fenemore
public limited company                           each
incorporated under the       10,000,000          10,000,000                                                     Secretary:
laws of England and Wales    convertible         convertible                                                    Francis M.
                             shares of 1p.       shares of 1p.                                                  Munchinski
                             each                each
--------------------------------------------------------------------------------------------------------------------------------
                             100,000 shares of   100 shares of    Alliance   12 St. James's   12 St. James's    Directors:
Difco Limited, a private     (Pounds)1 each      (Pounds)1 each   Resources  Square           Square            John A. Keenan
limited company                                                   PLC        London SW1Y 4RB  London SW1Y 4RB   Paul R. Fenemore
incorporated under the
laws of England and Wales                                                                                       Secretary:
                                                                                                                Francis M.
                                                                                                                Munchinski
--------------------------------------------------------------------------------------------------------------------------------
                             3,828,060           2,585,700        Alliance   12 St. James's   12 St. James's    Directors:
Manx Petroleum PLC, a        ordinary shares     ordinary shares  Resources  Square           Square            John A. Keenan
private limited              of 5p. each         of 5p. each.     PLC        London SW1Y 4RB  London Sw1Y 4RB   Paul R. Fenemore
company incorporated
under the laws of            2,000,000           1,300,000                                                      Secretary:
England and Wales            deferred shares     deferred shares                                                Francis M.
                             of 95p. each        of 95p. each                                                   Munchinski
--------------------------------------------------------------------------------------------------------------------------------
Celtic Basin Oil             1,000,000           621,110 ordinary Manx       12 St. James's   12 St. James's    Director:
Exploration Ltd., a          ordinary shares     shares of        Petroleum  Square           Square            Jak Keenan
private limited company      of (Pounds)1 each   (Pounds)1 each   PLC        London SW1Y 4RB  London SW1Y 4RB
incorporated under the                                                                                          Secretary:
laws of England and Wales                                                                                       Francis M.
                                                                                                                Munchinski
--------------------------------------------------------------------------------------------------------------------------------

                               Schedule 7.14 - 1

Schedule 7.14 - Subsidiary Companies of AROC Inc. as of April 30, 2000


--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
US SUBSIDIARIES
--------------------------------------------------------------------------------------------------------------------------------
                    1,000 shares,      1,000 shares,  Alliance    350 N. St Paul St.  4200 E.         Directors:
                    par value $0.01    par value      Resources                       Skelly Dr.      Jak Keenan
                    per share          $0.01 per      Group,      Dallas, TX 75201    Suite 1000      Paul Fenemore
                                       share          Inc.                            Tulsa, OK       Robert Schulte
                                                                                      74135
AROC (Texas),                                                                                         Officers:
Inc., a                                                                                               Jak Keenan (President)
Texas corporation                                                                                     Paul Fenemore
                                                                                                      (Executive Vice President
Federal Tax Id#:                                                                                      Robert Schulte (Vice
73-1577173                                                                                            President/Assistant
                                                                                                      Secretary)
                                                                                                      Francis Munchinski
                                                                                                      (Vice President/Secretary)
------------------------------------------------------------------------------------------------------------------------------------
                    1,000 shares of    100 shares     AROC Inc.   1209 Orange St.     4200 E.         Directors:
Alliance            common stock, no   of common                  New Castle          Skelly Dr.      Jak Keenan
Resources Group,    par value          stock, no                  County              Suite 1000      Paul Fenemore
Inc., a Delaware                       par value                  Wilmington          Tulsa, OK       Robert Schulte
corporation                                                       Delaware 19801      74135
                                                                  USA
Federal Tax Id#:                                                                                      Officers:
72-1286788                                                                                            Jak Keenan (President)
                                                                                                      Paul Fenemore (Executive Vice
                                                                                                      President)
                                                                                                      Robert Schulte (Vice
                                                                                                      President/Assistant Secretary)
                                                                                                      Francis Munchinski (Vice
                                                                                                      President/Secretary)
------------------------------------------------------------------------------------------------------------------------------------
Alliance            1,000 shares of    1,000 shares   Alliance    1209 Orange St.     4200 E.         Directors:
Resources (USA),    common stock,      of common      Resources   New Castle          Skelly Dr.      Jak Keenan
Inc., a             par value $0.01    stock, par     Group,      County              Suite 1000      Paul Fenemore
Delaware            per share          value $0.01    Inc.        Wilmington          Tulsa, OK       Robert Schulte
Corporation                            per share                  Delaware 19801      74135
                                                                  USA                                 Officers:
Federal Tax Id#:                                                                                      Jak Keenan (President)
72-1184114                                                                                            Paul Fenemore (Executive
                                                                                                      Vice President)
                                                                                                      Robert Schulte (Vice
                                                                                                      President/Assistant
                                                                                                      Secretary)
------------------------------------------------------------------------------------------------------------------------------------

                               Schedule 7.14 - 2

    Schedule 7.14 - Subsidiary Companies of AROC Inc. as of April 30, 2000
    ----------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Francis Munchinski
                                                                                                      (Vice President/Secretary)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Source Petroleum,   1,000 shares of    100 shares of   Alliance     PO Box 53432     4200 E.       Directors:
Inc., a             common stock, no   common stock,   Resources    Lafayette        Skelly Dr.    Jak Keenan
Louisiana           par value          no par value    Group, Inc.  LA 70505         Suite 1000    Paul Fenemore
Corporation                                                         USA              Tulsa, OK     Robert Schulte
                                                                                     74135
Federal Tax Id#:                                                                                   Officers:
72-0888085                                                                                         Jak Keenan (President)
                                                                                                   Paul Fenemore (Executive
                                                                                                   Vice President)
                                                                                                   Robert Schulte (Vice
                                                                                                   President/Assistant
                                                                                                   Secretary)
                                                                                                   Francis Munchinski (Vice
                                                                                                   President/Secretary)
------------------------------------------------------------------------------------------------------------------------------------
                    1,000 shares of    100 shares of   AROC         1209 Orange St.  4200 E.       Directors:
                    common stock,      common stock,   Acquisition, New Castle       Skelly Dr.    Jak Keenan
                    no par value       no par value    Inc.         County           Suite 1000    Paul Fenemore
                                                                    Wilmington       Tulsa, OK     Robert Schulte
                                                                    Delaware 19801   74135
                                                                    USA
ARCOL, Inc., a                                                                                     Officers:
Delaware                                                                                           Jak Keenan (President)
corporation                                                                                        Paul Fenemore (Executive
                                                                                                   Vice President)
Federal Tax Id#:                                                                                   Robert Schulte (Vice
72-1295635                                                                                         President/Assistant
                                                                                                   Secretary)
                                                                                                   Francis Munchinski (Vice
                                                                                                   President/Secretary
------------------------------------------------------------------------------------------------------------------------------------
                    1,000 shares of    100 shares of   AROC         1209 Orange      4200 E.       Directors:
                    common stock,      common stock,   Acquisition, St. New Castle   Skelly Dr.    Jak Keenan
                    no par value       no par value    Inc.         County           Suite 1000    Paul Fenemore
                                                                    Wilmington       Tulsa, OK     Robert schulte
                                                                    Delaware 19801   74135
ARNO, Inc., a                                                       USA
Delaware                                                                                           Officers:
corporation                                                                                        Jak Keenan  (President)
                                                                                                   Paul Fenemore (Executive
Federal Tax Id#:                                                                                   Vice President)
72-1295633                                                                                         Robert schulte (Vice
                                                                                                   President/Assistant
                                                                                                   Secretary)
                                                                                                   Francis Munchinski (Vice
                                                                                                   President/Secretary)
------------------------------------------------------------------------------------------------------------------------------------

                               Schedule 7.14 - 3

    Schedule 7.14 - Subsidiary Companies of AROC Inc. as of April 30, 2000
    ----------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Germany Oil Company, a    1,000 shares   1,000 shares   Alliance     1209 Orange St.     4200 E. Skelly Dr.  Directors:
Delaware corporation      of common      of common      Resources    New Castle County   Suite 1000          Jak Keenan
                          stock, par     stock, par     Group, Inc.  Wilmington          Tulsa, OK 74135     Paul Fenemore
                          value $0.01    value $0.01                 Delaware 19801                          Robert Schulte
                          per share      per share                   USA

Federal Tax ID#:                                                                                             Officers:
73-1469674                                                                                                   Jak Keenan (President)
                                                                                                             Paul Fenemore
                                                                                                             (Executive Vice
                                                                                                             President)
                                                                                                             Robert Schulte (Vice
                                                                                                             President/Assistant
                                                                                                             Secretary)
                                                                                                             Francis Munchinski
                                                                                                             (Vice President/
                                                                                                             Secretary)
------------------------------------------------------------------------------------------------------------------------------------
                          1,000 shares   100 shares of  Germany      1209 Orange         4200 E. Skelly Dr.  Directors:
                          of common      common         Oil          St. New Castle      Suite 1000          Jak Keenan
                          stock, par     stock, par     Company      County Wilmington   Tulsa, OK 74135     Paul Fenemore
                          value $0.01    value $0.01                 Delaware 19801                          Robert Schulte
Germany Operating         per share      per share                   USA
Company, a Delaware
corporation                                                                                                  Officers:
                                                                                                             Jak Keenan (President)
Federal Tax ID#:                                                                                             Paul Fenemore
51-0333098                                                                                                   (Executive Vice
                                                                                                             President)
                                                                                                             Robert Schulte (Vice
                                                                                                             President/Assistant
                                                                                                             Secretary)
                                                                                                             Francis Munchinski
                                                                                                             (Vice President/
                                                                                                             Secretary)
------------------------------------------------------------------------------------------------------------------------------------
                          50,000 shares  666 shares of  Alliance     735 1st National    4200 E. Skelly Dr.  Directors:
                          of common      common         Resources    Building            Suite 1000          Jak Keenan
                          stock, par     stock, par     Group, Inc.  Oklahoma City       Tulsa, OK 74135     Paul Fenemore
                          value $1 per   value $1 per                OK 73102                                Robert Schulte
LaTex Petroleum           share          share                       USA
Corporation, an
Oklahoma corporation

                                                                                                             Officers:
Federal Tax ID#:                                                                                             Jak Keenan (President)
73-1299457                                                                                                   Paul Fenemore
                                                                                                             (Executive Vice
                                                                                                             President)
                                                                                                             Robert Schulte (Vice
                                                                                                             President/Assistant
                                                                                                             Secretary)
                                                                                                             Francis Munchinski
                                                                                                             (Vice President/
                                                                                                             Secretary)
------------------------------------------------------------------------------------------------------------------------------------
                          50,000,000     100,000        AROC         1209 Orange St.     4200 E. Skelly Dr.  Directors:
                          shares of      shares of      Acquisition, New Castle County   Suite 1000          Jak Keenan
                          common         common         Inc.         Wilmington          Tulsa, OK 74135     Paul Fenemore
LaTex/GOC Acquisition,    stock, par     stock, par                  Delaware 19801                          Robert Schulte
Inc., a                   value $0.01    value $0.01                 USA
------------------------------------------------------------------------------------------------------------------------------------

                                Schedule 7.14-4

    Schedule 7.14 - Subsidiary Companies of ARCO Inc. as of April 30, 2000
    ----------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Delaware corporation      per share      per share                                                           Officers:
                                                                                                             Jak Keenan (President)
Federal Tax ID #:                                                                                            Paul Fenemore
73-1463315                                                                                                   (Executive Vice
                                                                                                             President)
                                                                                                             Robert Schulte (Vice
                                                                                                             President/Assistant
                                                                                                             Secretary)
                                                                                                             Francis Munchinski
                                                                                                             (Vice President/
                                                                                                             Secretary)
------------------------------------------------------------------------------------------------------------------------------------
                         100 shares of   100 shares of  AROC         350N St. Paul       4200 E. Skelly Dr.  Directors:
                         common          common         Acquisition, Street              Suite 1000          Jak Keenan
                         stock, par      stock, par     INC.         Dallas              Tulsa, OK 74135     Paul Fenemore
Enpro, Inc., a           value $10 per   value $10 per               TX 75201                                Robert Schulte
Texas Corporation        share           share                       USA

                                                                                                             Officers:
Federal Tax ID#:                                                                                             Jak Keenan (President)
75-2354211                                                                                                   Paul Fenemore
                                                                                                             (Executive Vice
                                                                                                             President)
                                                                                                             Robert Schulte (Vice
                                                                                                             President/Assistant
                                                                                                             Secretary)
                                                                                                             Francis Munchinski
                                                                                                             (Vice President/
                                                                                                             Secretary)
------------------------------------------------------------------------------------------------------------------------------------
Charter American         100,000,000     100,000,000    AROC         716 College View    4200 E. Skelly Dr.  Directors:
Corporation, a           shares of       shares of      Acquisition, Drive, Riverton,    Suite 1000          Jak Keenan
Wyoming corporation      common          common         Inc.         Wyoming 82501       Tulsa, OK 74135     Paul Fenemore
                         stock, par      stock, par                  USA                                     Robert Schulte
                         value $0.0001   value $0.0001
                         per share       per share


                                                                                                             Officers:
Federal Tax ID#:                                                                                             Jak Keenan (President)
84-0974582                                                                                                   Paul Fenemore
                                                                                                             (Executive Vice
                                                                                                             President)
                                                                                                             Robert Schulte (Vice
                                                                                                             President/Assistant
                                                                                                             Secretary)
                                                                                                             Francis Munchinski
                                                                                                             (Vice President/
                                                                                                             Secretary)
------------------------------------------------------------------------------------------------------------------------------------
                         100 shares of   100 shares of  AROC Inc.    1209 Orange St.     4200 E. Skelly Dr.  Directors:
                         common          common                      New Castle County   suite 1000          Jak Keenan
                         stock, par      stock, par                  Wilmington          Tulsa, OK 74135     Paul Fenemore
Aroc Acquisition, Inc.,  value $0.001    value $0.001                Delaware 19801                          Robert Schulte
a Delaware Corporation   per share       per share                   USA
                                                                                                             Officers:
                                                                                                             Jak Keenan (President)
                                                                                                             Paul Fenemore
Federal Tax ID#:                                                                                             (Executive Vice
84-1519808                                                                                                   President)
                                                                                                             Robert Schulte (Vice
------------------------------------------------------------------------------------------------------------------------------------

                               Schedule 7.14 - 5

    Schedule 7.14 - Subsidiary Companies of ARCO Inc. as of April 30, 2000
    ----------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             President/Assistant
                                                                                                             Secretary)
                                                                                                             Francis Munchinski
                                                                                                             (Vice President/
                                                                                                             Secretary)
------------------------------------------------------------------------------------------------------------------------------------
                          100,000,000    100,000,000    AROC         303 E 17/th/ Avenue 4200 E. Skelly Dr.  directors:
                          shares of      shares of      Acquisition, Suite 1100          Suite 1100          Jak Keenan
                          common         common         Inc.         Denver Colorado     Tulsa, OK 74135     Paul Fenemore
                          stock, par     stock, par                  80203 USA                               Robert Schulte
MCC Cablevision, Inc.,    value          value $0.001
a Colorado Corporation    $0.001         per share
                          per share
                                                                                                             Officers:
                                                                                                             Jak Keenan (President)
                                                                                                             Paul Fenemore
Federal Tax ID#:                                                                                             (Executive Vice
83-0282044                                                                                                   President)
                                                                                                             Robert Schulte (Vice
                                                                                                             President/Assistant
                                                                                                             Secretary)
                                                                                                             Francis Munchinski
                                                                                                             (Vice President/
                                                                                                             Secretary)
------------------------------------------------------------------------------------------------------------------------------------
                          100,000,000    100,000,000    AROC         303 E 17/th/ Avenue 4200 E. Skelly Dr.  Directors:
                          shares of      shares of      Acquisition, Suite 1100          Suite 1000          Jak Keenan
                          common         common         Inc.         Denver Colorado     Tulsa, OK 74135     Paul Fenemore
                          stock, par     stock, par                  80203 USA                               Robert Schulte
Metro Minerals            value of       value of
Corporation, a            $0.001 per     $0.001 per
Colorado corporation      share          share                                                               Officers:
                                                                                                             Jak Keenan (President)
Federal Tax ID#:          10,000,000     10,000,000                                                          Paul Fenemore
83-0286582                shares of      shares of                                                           (Executive Vice
                          preferred      preferred                                                           President)
                          stock, par     stock, par                                                          Robert Schulte (Vice
                          value $0.001   value $0.001                                                        President/Assistant
                          per share      per share                                                           Secretary)
                                                                                                             Francis Munchinski
                                                                                                             (Vice President/
                                                                                                             Secretary)
------------------------------------------------------------------------------------------------------------------------------------

                               Schedule 7.14 - 6

--------------------------------------------------------------------------------------------------------
                                           Owner and %        General Partner      General Partner
US PARTNERSHIPS                            of LP Interest                          Address
--------------------------------------------------------------------------------------------------------
RM Acquisition I Limited Partnership, a    AROC               FBO Partners LLC     Trinity Place,
Texas Limited Partnership                  (Texas), Inc. -                         Suite 750
                                                                                   1801 Broadway
                                           100%                                    Denver, CO
                                                                                   80202-3835
--------------------------------------------------------------------------------------------------------
SE Share, L.P., a                          AROC
Texas Limited Partnership                  (Texas), Inc. -    Strand SE Share
                                                              Partners, Ltd.;
                                           100%               Texas American
                                                              Resources            see below
                                                              Holdings, L.L.C..;
                                                              Alexander Energy
--------------------------------------------------------------------------------------------------------
St. Martinville Partners, Ltd., a          AROC               Bargo Energy         700 Louisiana,
Texas Limited Partnership                  (Texas), Inc. -    Partners, Ltd.       Suite 4650
                                                                                   Houston, TX
                                           100%                                    77002
--------------------------------------------------------------------------------------------------------

Strand SE Share Partners, Ltd.:   910 Travis, Suite 1820 Houston, TX  77002
-----------------------------

Texas American Resources Holdings, L.L.C.:   First City Tower, Suite 750
----------------------------------------
Houston, TX  77002

Alexander Energy:   c/o Texas American Resources Holdings, L.L.C., First City
----------------
Tower, Suite 750   Houston, TX  77002

                                Schedule 7.14-7

                                 SCHEDULE 7.17

                             ENVIRONMENTAL MATTERS

                                     NONE

                                Schedule 7.17-1

                                 SCHEDULE 7.19

                                   INSURANCE


            See attached Addendum A and Certificates of Insurance.

                                Schedule 7.19-1

                                 SCHEDULE 7.20

                               HEDGING AGREEMENTS

Type        Term   Start Date  Term. Date    Volumes            Price       Mark-to-Market
----        ----   ----------  ----------    -------            -----       --------------
Oil

Call        3 mo.    04/01/00    06/30/00    7,500 bbl/mo.      $24.00/bbl      Est. ($25,000)

Put         3 mo.    04/01/00    06/30/00    7,500 bbl/mo.      $19.00/bbl      Est.  $0

Call        3 mo.    07/01/00    09/30/00   10,000 bbl/mo.      $26.50/bbl      Est.  $0

Put         3 mo.    07/01/00    09/30/00   10,000 bbl/mo.      $19.00/bbl      Est.  $0

Call        3 mo.    10/01/00    12/31/00   10,000 bbl/mo.      $26.50/bbl      Est.  $0

Put         3 mo.    10/01/00    12/31/00   10,000 bbl/mo.      $19.00/bbl      Est.  $0


Gas-U.S.

Call        1 yr.    11/01/99    10/31/00   75,000 mmbtu/mo.    $ 3.00/mmbtu    Est. $0

Put         1 yr.    11/01/99    10/31/00   75,000 mmbtu/mo.    $ 2.40/mmbtu    Est. $0


Gas-U.K.

Call        1 mo.    05/01/00    05/31/00   1.1 mm therms       12.55 p/t       Est. ($60,000)

Put         1 mo.    05/01/00    05/31/00   1.1 mm therms       10.5 p/t        Est.  $0

Call        1 mo.    06/01/00    06/30/00   1.1 mm therms       12.55 p/t       Est. ($40,000)

Put         1 mo.    06/01/00    06/30/00   1.1 mm therms       10.5 p/t        Est.  $0

Call        1 mo.    07/01/00    07/31/00   1.0 mm therms       12.55 p/t       Est. ($12,000)

Put         1 mo.    07/01/00    07/31/00   1.0 mm therms       10.5 p/t        Est.  $0

Call        1 mo.    08/01/00    08/31/00   1.0 mm therms       12.55 p/t       Est. ($20,000)

Put         1 mo.    08/01/00    08/31/00   1.0 mm therms       10.5 p/t        Est.  $0

Call        1 mo.    09/01/00    09/30/00    .3 mm therms       12.55 p/t       Est. ($9,000)

Put         1 mo.    09/01/00    09/30/00    .3 mm therms       10.5 p/t        Est.  $0

                                Schedule 7.20-1

                                 SCHEDULE 7.22

                              MATERIAL AGREEMENTS

A.   Subordinated Debt and guarantees delivered in connection therewith.

B. Executive Employment Agreements dated and effective as of December 8, 1999 between (1) AROC Inc. and John A. Keenan; and (2) AROC Inc. and Francis M. Munchinski; and (3) AROC Inc. and Robert E. Schulte.

C. Executive Service Agreement between Alliance Resource PLC and Paul R. Fenemore dated as of September 20, 1996 as amended by Supplemental agreement dated as of April 16, 1998 and Second Supplemental Agreement dated as of December 1, 1998.

D.   Employment Agreement dated as of May 1, 1999 between Alliance Resources
     (USA), Inc. and Timothy D. Merrifield.

E. Engagement letter dated as of February 25, 2000 between AROC Inc. and Johnson Rice & Company, L.L.C.

F. Agreement of Limited Partnership of RM Acquisition-I Limited Partnership dated as of December 29, 1995.

G. Agreement of Limited Partnership of SE Share, L.P. dated as of March 7, 1996 and amended as of July 31, 1998.

H. Agreement of Limited Partnership of St. Martinville Partners, Ltd. dated as of February 11, 1997.

I.   Purchase and sale agreements included in the definition of "Acquisitions."

J. Agreement Regarding Dissolution and Liquidation in respect to Pledger Partners, Ltd. dated as of April 15, 2000 among EnCap equity 1996 Limited Partnership, Energy Capital Investment Company PLC and BEC Partnership.

K. Agreement Regarding Dissolution and Liquidation in respect to Tanqueray Limited Partnership dated as of april 15, 2000 among encap Equity 1994 Limited Partnership, Energy Capital Investment Company PLC and Riverhill Energy Corporation.

                                Schedule 7.22-1

L. Agreement Regarding Dissolution and Liquidation in respect to Wheel-Moore, Ltd. dated as of April 15, 2000 among EnCap Equity 1996 Limited Partnership, Energy Capital Investment Company PLC and Lynx Production company, Inc.

M. Commercial Real Estate Lease dated as of June 1, 1998 between Case & Associates (Landlord) and Alliance Resources (USA), Inc (Tenant).

N.   See attached table of oil and gas contracts.

                                Schedule 7.22-2

                                   AROC INC.
                        OIL AND GAS CONTRACT INFORMATION

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Contract
                                               County/            Contract                  Effective             Cancellation
      Lease                   Field            Parish        St.   Company  Purchaser         Dates      Product  Requirements
      -----                   -----            ------        ---   -------  ---------         -----      -------  ------------
------------------------------------------------------------------------------------------------------------------------------------
Various                    South Carlton    Baldwin/Clarke   AL   LaTex     EOTT ENERGY     04/01/00 -   Oil
                                                                                            01/01/02
------------------------------------------------------------------------------------------------------------------------------------
PHILLIPS EDWARDS #1        Edwards West     Ector            TX   Germany   PHILLIPS 66     Call on      Oil
                                                                                            oil for
                                                                                            life of
                                                                                            well
------------------------------------------------------------------------------------------------------------------------------------
Ernest Roberts GU #1       Bolton           Hinds            MS   LaTex     Mississippi     11/01/96 -   Gas      Requires 60
                                                                                            11/01/01              days written
                                                                                                                  notice after
                                                                                                                  term.
------------------------------------------------------------------------------------------------------------------------------------
Millie 2-20                                 Dewey            OK   Germany   GPM             02/01/99 -   Gas      Requires 10
                                                                                            02/01/02              days written
                                                                                                                  notice after
                                                                                                                  term.
------------------------------------------------------------------------------------------------------------------------------------
Chittim Ranch 128-1        Chittim East     Maverick         TX   Cobra     WTG             01/01/00 -   Gas      Requires 10
                                                                                            12/31/00              days written
                                                                                                                  notice after
                                                                                                                  term.
------------------------------------------------------------------------------------------------------------------------------------
Chittim Ranch 129-1        Chittim East     Maverick         TX   Cobra     WTG             01/01/00 -   Gas      Requires 10
                                                                                            12/31/00              days written
                                                                                                                  notice after
                                                                                                                  term.
------------------------------------------------------------------------------------------------------------------------------------
Chittim Ranch 129-2        Chittim East     Maverick         TX   Cobra     WTG             01/01/00 -   Gas      Requires 10
                                                                                            12/31/00              days written
                                                                                                                  notice after
                                                                                                                  term.
------------------------------------------------------------------------------------------------------------------------------------
Chittim Ranch 143-1        Chittim East     Maverick         TX   Cobra     WTG             01/01/00 -   Gas      Requires 10
                                                                                            12/31/00              days written
                                                                                                                  notice after
                                                                                                                  term.
------------------------------------------------------------------------------------------------------------------------------------
Chittim Ranch 158-2        Chittim East     Maverick         TX   Cobra     WTG             01/01/00 -   Gas      Requires 10
                                                                                            12/31/00              days written
                                                                                                                  notice after
                                                                                                                  term.
------------------------------------------------------------------------------------------------------------------------------------
Jigger-Y/Penn/Cons         Jigger-Y Penn    Upton            TX   Famcor    GPM             Exp          Gas
                                                                                            04/01/03
------------------------------------------------------------------------------------------------------------------------------------
State of Texas             Embar (5600)     Andrews          TX   Famcor    GPM             Exp          Gas
                                                                                            04/01/03
------------------------------------------------------------------------------------------------------------------------------------
Blackstone Minerals Fee    Village Mills    Hardin           TX   Setex     Houston         02/01/98 -   Gas      Requires 30
                                                                            Pipeline        07/31/00              days written
                                                                            Company                               notice after
                                                                                                                  term.
------------------------------------------------------------------------------------------------------------------------------------
Blackstone Minerals Fee    Village Mills    Hardin           TX   Setex     Houston         02/01/98 -   Gas      Requires 30
et al #1u                                                                   Pipeline        07/31/00              days written
                                                                            Company                               notice after
                                                                                                                  term.
------------------------------------------------------------------------------------------------------------------------------------
Vastar Resources Inc. Fee  Village Mills    Hardin           TX   Setex     Houston         02/01/98 -   Gas      Requires 30
                                                                            Pipeline        07/31/00              days written
                                                                            Company                               notice after
                                                                                                                  term.
------------------------------------------------------------------------------------------------------------------------------------
Sharhara State Unit        Sharhara                          NM   Sharhara  PHILLIPS 66     Call on      Oil
                                                                                            oil for
                                                                                            life of
                                                                                            well
------------------------------------------------------------------------------------------------------------------------------------
Rogers 'D' & 'E'           SE Share                          TX             GPM             Year to      Gas      Requires 60
                                                                                            Year                  days written
                                                                                            evergreen             notice after
                                                                                                                  term.
------------------------------------------------------------------------------------------------------------------------------------
Carles Morton Share Lease  SE Share                          TX             PHILLIPS 66                  Gas      Requires 60
                                                                                                                  days written
                                                                                                                  notice after
                                                                                                                  term.
------------------------------------------------------------------------------------------------------------------------------------
Various                    Sharhara         Lea & Eddy       NM   Sharhara  GPM             11/03/97 -   Gas      Requires 60
                                                                                            11/03/02              days written
                                                                                                                  notice after
                                                                                                                  term.
------------------------------------------------------------------------------------------------------------------------------------
University 'DD' &                           Martin & Eddy    TX   Tanqueray Exxon-Mobil     09/21/90 -   Oil
 University 'DF'                                                                            09/20/11
------------------------------------------------------------------------------------------------------------------------------------
Various - See Attached     Gaines/Howard/                    TX   Lynx      Highland        12/01/99 -   Oil      Requires 45
                           Clay                                             Energy          11/30/00              days written
                                                                                                                  notice after
                                                                                                                  term.
------------------------------------------------------------------------------------------------------------------------------------

                               Schedule 7.22 - 3

                                 SCHEDULE 7.23

                                 GAS IMBALANCES

                  GAS BALANCING STATUS AS OF FEBRUARY 29, 2000
                    FOR OPERATING SUBSIDIARIES OF AROC INC.
                     (operated and non-operated properties)

-----------------------------------------------------------------------
        Lease Name                Operator           Cumulative
                                                   Over / (Under)
-----------------------------------------------------------------------
Hodo 31-15                  Bristol                      (24,937)
-----------------------------------------------------------------------
Grace Anders 13-15 IL       Browning & Welch                (461)
-----------------------------------------------------------------------
Jerry 1-5                   Chesapeake                         2
-----------------------------------------------------------------------
Dubach Plant                Dubach Gas Co.                (2,188)
-----------------------------------------------------------------------
Smith 28-9                  Hughes Eastern                   (48)
-----------------------------------------------------------------------
Kopf 1-11                   Marathon                       2,829
-----------------------------------------------------------------------
Boucher 1-5                 Mid-Continent                 10,903
-----------------------------------------------------------------------
McCranie                    Phillips Petroleum               647
-----------------------------------------------------------------------
Meyer 18-A                  Ricks Expl                    18,740
-----------------------------------------------------------------------
Meyer 18-B                  Ricks Expl                    (2,924)
-----------------------------------------------------------------------
Alexander                   Samson                        14,356
-----------------------------------------------------------------------
Bradford E L 19-15 1        Samson                        (8,138)
-----------------------------------------------------------------------
Burns-Estes 1-1             Samson                         1,159
-----------------------------------------------------------------------
Bush David 14-14 1          Samson                        (2,527)
-----------------------------------------------------------------------
Mayers F 29-5               Samson                           352
-----------------------------------------------------------------------
University 09 - 18 #B1      Texaco Exploration                 4
-----------------------------------------------------------------------
University 09 - 18 #B3      Texaco Exploration                (1)
-----------------------------------------------------------------------
University 09 - 18 A #1     Texaco Exploration                (2)
-----------------------------------------------------------------------
University 10 - 18 #1U      Texaco Exploration           (12,538)
-----------------------------------------------------------------------
University 10 - 18 A #2     Texaco Exploration              (363)
-----------------------------------------------------------------------
University 10 - 18 A #4     Texaco Exploration                 4
-----------------------------------------------------------------------
University 10 - 18 A #6H    Texaco Exploration               102
-----------------------------------------------------------------------
University 10 - 18 B #2     Texaco Exploration                (1)
-----------------------------------------------------------------------
University 10 - 18 B #3     Texaco Exploration               (12)
-----------------------------------------------------------------------
University 10 - 18 B #6     Texaco Exploration              (573)
-----------------------------------------------------------------------
University 11 - 18 A #1     Texaco Exploration                 1
-----------------------------------------------------------------------
University 11 - 18 A #2     Texaco Exploration                (2)
-----------------------------------------------------------------------
University 11 - 18 B #1A    Texaco Exploration                 4
-----------------------------------------------------------------------
University 11 - 18 B #2A    Texaco Exploration              (210)
-----------------------------------------------------------------------
University 22 - 18 A #1     Texaco Exploration                 1
-----------------------------------------------------------------------
University 22 - 18 A #2     Texaco Exploration                 3
-----------------------------------------------------------------------
University 22 - 18 B #1     Texaco Exploration                 2
-----------------------------------------------------------------------
University 23 - 18 A #1     Texaco Exploration                (5)
-----------------------------------------------------------------------
University 23 - 18 A #2     Texaco Exploration                15
-----------------------------------------------------------------------
Pierce VI 10-1              Union Pacific O & G           (1,288)
-----------------------------------------------------------------------
Pierce VI 2-1               Union Pacific O & G           (5,024)
-----------------------------------------------------------------------
Pierce VI 10-2              Union Pacific O & G            1,958
-----------------------------------------------------------------------
Pierce VI 10-3              Union Pacific O & G          (23,555)
-----------------------------------------------------------------------
Pierce VI 10-5              Union Pacific O & G           (9,390)
-----------------------------------------------------------------------

                               Schedule 7.23 - 1

-----------------------------------------------------------------------
                                                         Cumulative
    Lease Name                   Operator              Over / (Under)
-----------------------------------------------------------------------
Pierce VI 2-2               Union Pacific O & G           (8,769)
-----------------------------------------------------------------------
Pierce VI 3-9               Union Pacific O & G          (19,906)
-----------------------------------------------------------------------
Pierce VI 5-2               Union Pacific O & G          (28,155)
-----------------------------------------------------------------------
Pierce VI 6-2               Union Pacific O & G          (33,140)
-----------------------------------------------------------------------
Pierce VI 9-1               Union Pacific O & G           (7,749)
-----------------------------------------------------------------------
Pierce-Henderson 7-1        Union Pacific O & G           23,445
-----------------------------------------------------------------------
Pierce-Henderson 7-2        Union Pacific O & G             (833)
-----------------------------------------------------------------------
Pierce-Henderson 7A 1       Union Pacific O & G             (111)
-----------------------------------------------------------------------
Pierce-Henderson 8-1        Union Pacific O & G           (3,415)
-----------------------------------------------------------------------
AMC 14-15                   Germany Operating Co.          7,925
-----------------------------------------------------------------------
Baines M E 1                Germany Operating Co.          1,282
-----------------------------------------------------------------------
Barnes Estate               Germany Operating Co.          5,896
-----------------------------------------------------------------------
Bozeman 27-15               Germany Operating Co.         (7,440)
-----------------------------------------------------------------------
Brown, N P                  Germany Operating Co.         (2,626)
-----------------------------------------------------------------------
Bush 14-15 1                Germany Operating Co.           (776)
-----------------------------------------------------------------------
Butts J T 1                 Germany Operating Co.          2,024
-----------------------------------------------------------------------
Chadley 27-9                Germany Operating Co.          2,688
-----------------------------------------------------------------------
Cunningham 16-7             Germany Operating Co.          8,274
-----------------------------------------------------------------------
Gilmer 25-15 1              Germany Operating Co.          5,581
-----------------------------------------------------------------------
Gravlee 13-12               Germany Operating Co.          5,757
-----------------------------------------------------------------------
Grimsley A M 1              Germany Operating Co.          1,446
-----------------------------------------------------------------------
Grimsley A M 2              Germany Operating Co.         (4,457)
-----------------------------------------------------------------------
Higgins Jimmy               Germany Operating Co.         20,415
-----------------------------------------------------------------------
Kelly 15-16 1               Germany Operating Co.          6,999
-----------------------------------------------------------------------
McCaleb 26-9                Germany Operating Co.         36,660
-----------------------------------------------------------------------
McDonald 36-1 C             Germany Operating Co.         15,354
-----------------------------------------------------------------------
McEvers 19-9                Germany Operating Co.          6,303
-----------------------------------------------------------------------
Morrison 35-1               Germany Operating Co.        (29,224)
-----------------------------------------------------------------------
Morrison 36 4-1             Germany Operating Co.         13,108
-----------------------------------------------------------------------
Murphy Randolph             Germany Operating Co.         12,462
-----------------------------------------------------------------------
Newman-Crowley 24-5         Germany Operating Co.         (3,272)
-----------------------------------------------------------------------
Norris N G 21-13 1          Germany Operating Co.         (2,464)
-----------------------------------------------------------------------
Smith L R 1                 Germany Operating Co.         12,375
-----------------------------------------------------------------------
Steiner-Schwab 17-5         Germany Operating Co.         15,691
-----------------------------------------------------------------------
Steiner-Schwab 26-5 1       Germany Operating Co.          5,380
-----------------------------------------------------------------------
Whitaker 25-15              Germany Operating Co.          1,866
-----------------------------------------------------------------------
Whitley 5-12                Germany Operating Co.         16,460
-----------------------------------------------------------------------
Neufeld 1-33                Germany Operating Co.         (6,403)
-----------------------------------------------------------------------
Ripple 1-12                 Germany Operating Co.         36,666
-----------------------------------------------------------------------
                                Cumulative Gas Status     62,212
                                                          ======
-----------------------------------------------------------------------

                               Schedule 7.23 - 2

                                 SCHEDULE 9.01

                                      DEBT


                      See Schedule 7.22 and Schedule 7.23
                          -------------     -------------

                                Schedule 9.01-1

                                 SCHEDULE 9.02

                                     LIENS


                                      NONE

                               Schedule 9.02 - 1

                                 SCHEDULE 9.03

                        INVESTMENTS, LOANS AND ADVANCES


                                      NONE

                               Schedule 9.03 - 1